The transformation to a holding company structure described in this notice involves securities of a Japanese company. The offer is subject to disclosure requirements of Japan that are different from those of the United States. Financial statements included in this document, if any, have been prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuer is located in Japan and some or all of its officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of the U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment.

You should be aware that the issuer may purchase securities otherwise than in connection with the transformation to a holding company structure, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese-language original for reference purposes only. In the event of any conflict or discrepancy between this document and the Japanese-language original, the Japanese-language original shall prevail in all respects.

A Word from Our President We would like to express our thanks for your continued support as shareholders. To those whose lives have been impacted by the COVID-19 pandemic, we would like to offer our most heartfelt sympathies. Additionally, we want to extend our deepest gratitude to those in the medical field and everyone else who has been working tirelessly against the spread of the virus. We offer you this Notice of Convocation of the 246th Annual General Meeting of Shareholders. We will work closely with our customers and the community to strive toward our long-term vision of Getting closer to the region with our customers, we are striving toward our Bank's long-term vision of becoming a "comprehensive financial group that creates the future of the region together and achieves sustainable growth together." We ask for your continued support in the future. May 2021 President and CEO Yukio Murase Table of Contents Notice of Convocation of the General Meeting of Shareholders Reference Documents for the General Meeting of Shareholders Attached Documents Business Report Financial Documents Consolidated Financial Statements Audit Report 05/07/2021 15:31 $FOLDER; Page 2 (Tess 1.50(64) 20200401 (on201812)_02)

Notice of Convocation Securities Code 8356 May 28, 2021 8-26 Kandamachi, Gifu City The Juroku Bank, Ltd. President and CEO Yukio Murase To Our Shareholders: Notice of Convocation of the 246th Annual General Meeting of Shareholders Thank you very much for your continued support of our endeavors. This 246th annual general meeting of shareholders will be held as shown below. Instead of attending in person, you may also exercise your voting rights by submitting a written form or via electronic means (the internet, etc.). Please take the time to review the Reference Documents for the General Meeting of Shareholders (pages 6 to 51) and follow the Guidelines for Exercising Voting Rights (pages 3 to 5) to exercise your voting rights. Thank you Details 1. Date and Time June 18, 2021 (Friday) 10:00 a.m. (JST) 2. Location 8-26 Kandamachi, Gifu City 3F Conference Room, The Juroku Bank Head Office Matters to be Reported 1. Business report and financial statements for the 246th Fiscal Year (From April 1, 2020 to March 31, 2021) 2. Consolidated financial statements for the 246th Fiscal Year (From April 1, 2020 to March 31, 2021) and results of audits of the consolidated financial statements by the accounting auditor and the Audit and Supervisory Board 3. Purpose of the Meeting Matters to be Resolved Proposal No. 1 Appropriation of Surplus Proposal No. 2 Election of Nine (9) Directors Proposal No. 3 Election of One (1) Substitute Audit and Supervisory Board Member Proposal No. 4 Establishment of a Wholly-Owning Parent Company Through Share Transfer 3 End 05/07/2021 15:31 $FOLDER; Page 3 (Tess 1.50(64) 20200401 (on201812)_02) Notice of Convocation Reference Documents for the General Meeting of Shareholders Business Report Financial Statements Consolidated Financial Statements Audit Report

Notice of Convocation Notice Regarding COVID-19 Prevention Measures For the safety of our shareholders, we strongly urge those who are pregnant or have underlying health conditions to prioritize their health. Even if you are healthy, we would like to ask that you consider not attending in person in order to prevent the spread of the virus. The proceedings of this shareholders meeting will run shorter than in previous years. There will be thermographic temperature scanning at the entrance of the hall where the shareholders meeting will take place. Please use the alcohol-based sanitizer that will be available within the hall to disinfect your hands. We ask that you please wear a mask to protect yourself as well as those around you. Live Broadcast Information The shareholders meeting will be broadcast live. Please see the enclosed information for more details. The shareholders meeting can also be streamed at a later date for those who are unable to watch the live broadcast. Information on subsequent streaming (on-demand) will be published on our website. Information Disclosure on the Internet The following items are posted on the Bank's website, and are therefore not included in the documents attached to this notice of convocation in accordance with laws and regulations as well as Article 17 of the Articles of Incorporation of the Bank. (1) Matters Concerning the Bank's Stock Acquisition Rights, etc.; Basic Policy for Persons Who Control Decisions on Financial and Business Policies; System to Ensure Appropriate Operations; Overview of Operational Status of System to Ensure Appropriate Operations; Matters Concerning Specified Wholly-Owned Subsidiaries; Matters Concerning Transactions with the Parent Company, etc.; and Matters Concerning Accounting Advisors from the Business Report (2) Statement of Changes in Equity and the Notes to the Financial Statements as part of the Financial Statements (3) Consolidated Statement of Changes in Equity and the Notes to the Consolidated Financial Statements as part of the Consolidated Financial Statements Our Website https://www.juroku.co.jp/ The Business Report, Financial Statements, and Consolidated Financial Statements audited by the auditors consist of the Business Report, Financial Statements, and Consolidated Financial Statements attached to this notice of convocation as well as Items (1) to (3) above. The Financial Statements and Consolidated Financial Statements audited by the Accounting Auditor consist of the Financial Statements and Consolidated Financial Statements attached to this notice of convocation as well as Items (2) and (3) above. 4 05/07/2021 15:31 $FOLDER; Page 4 (Tess 1.50(64) 20200401 (on201812)_02)

Guidelines for Exercising Voting Rights We believe in the importance of our shareholders' rights to vote. Please review the Reference Documents for the General Meeting of Shareholders before exercising your right to vote. You may vote using one of the following three methods: Attending the General Meeting of Shareholders in Person Please submit the enclosed Voting Rights Exercise Form at the reception desk of the meeting hall. Date and Time of the General Meeting of Shareholders June 18, 2021 (Friday) 10:00 a.m. (JST) Mail-in Please fill out the enclosed Voting Rights Exercise Form and send it back to arrive by the voting deadline. Voting Deadline June 17, 2021 (Thursday) Until 5:15 p.m. (JST) Internet https://evote.tr.mufg.jp/ Please cast your vote on the site above before the voting deadline. Please refer to the following pages for more details. Guidance for Attending the General Meeting of Shareholders If you will be attending the meeting in person, please submit the enclosed Voting Rights Exercise Form at the reception desk of the meeting hall. Please also bring this Notice of Convocation to the meeting with you to save resources. Please note that those other than shareholders with voting rights, such as their proxies and companions who are not shareholders, may not attend the meeting. However, shareholders who need a nursing attendant are kindly requested to contact us in advance (at toll free number 0120-300-716) so that we can make special arrangements for the meeting. Any updates to the Reference Documents for the General Meeting of Shareholders and the attached documents will be posted on our website (https://www.juroku.co.jp/). 5 05/07/2021 15:31 $FOLDER; Page 5 (Tess 1.50(64) 20200401 (on201812)_02) Notice of Convocation Reference Documents for the General Meeting of Shareholders Business Report Financial Statements Consolidated Financial Statements Audit Report

Guidelines for Exercising Voting Rights How To Vote via Electronic Means (the Internet, etc.) Please access the Bank's voting website using a computer, smartphone, or cell phone if you would like to submit your vote online. Our online voting website https://evote.tr.mufg.jp/ Please refer to the next page on how to access the website. You may also access the website by scanning the QR code on the right if you are using a smartphone or cell phone that can read QR codes. Voting deadline Until 5:15 p.m. (JST) on June 17, 2021 (Thursday) Important The temporary password included in your Voting Rights Exercise Form will be used to confirm your identity as a shareholder; please be sure to keep it safe. Please keep in mind that if you forget or lose your password, you will not be able to vote online or change any information you have already submitted via online voting. The voting code provided in your Voting Rights Exercise Form is valid only for this meeting. You may not be able to access online voting if you: use firewalls, have antivirus software set up, use proxy servers, etc. If you have any questions, please feel free to reach out to the help desk (Mitsubishi UFJ Trust and Banking Corporation 0120-173-027). 6 05/07/2021 15:31 $FOLDER; Page 6 (Tess 1.50(64) 20200401 (on201812)_02)

Enter Your Login ID and Password to Access Voting website https://evote.tr.mufg.jp/ 1 Please access the voting website. Click "Go to next screen 2 Please enter the login ID and temporary password listed in your Voting Rights Exercise Form. Enter your login ID and temporary password, then click "Log in" 3 You will automatically be asked to change your password when you log in with the temporary password; please make your own new password. Enter your new password, then click "Submit" 4 After that, please follow the instructions on your screen to submit your vote. Using the QR Code to Access No need for login ID or password! 1 Please use your smartphone or the like to scan the CR code on the bottom right corner of your Voting Rights Exercise Form. 2 After that, please follow the instructions on your screen to submit your vote. You may only use the QR code to vote once. If you would like to change your vote after submitting it, please access the desktop version of the voting site, input the login ID and password listed in your Voting Rights Exercise Form, and resubmit your vote. *If you rescan the QR code, it will take you to the desktop version of the site. You will be responsible for any fees associated with accessing the voting website (internet connectivity fees, etc.). Please feel free to contact the number to the right if you have any questions concerning online voting. Mitsubishi UFJ Trust and Banking Corporation Transfer Agent Department (Help Desk) 0120-173-027 (Available 9:00 - 21:00 JST toll-free) [To our institutional investors] If you applied in advance to use the electronic voting platform run by ICJ, Inc., you may use it instead of the online voting methods listed above. 7 05/07/2021 15:31 $FOLDER; Page 7 (Tess 1.50(64) 20200401 (on201812)_02) Notice of Convocation Reference Documents for the General Meeting of Shareholders Business Report Financial Statements Consolidated Financial Statements Audit Report

These documents are partial translations of the Japanese originals for reference purposes only.

In the event of any discrepancy between these translated documents and the Japanese originals, the originals shall prevail. The Bank assumes no responsibility for this translation or for direct, indirect or any other forms of damages arising from the translations.

(Securities Code: 8356)

May 28, 2021

To Shareholders with Voting Rights:

Yukio Murase President and CEO The Juroku Bank, Ltd. 8-26, Kandamachi, Gifu-shi, Gifu, Japan

NOTICE OF CONVOCATION OF

THE 246TH ANNUAL GENERAL MEETING OF SHAREHOLDERS

You are cordially notified of the 246th Annual General Meeting of Shareholders of the Bank. The meeting will be held for the purposes as described below.

Instead of attending the meeting, you can also exercise your voting rights in writing by submitting the Voting Rights Exercise Form, or via electromagnetic means (the Internet, etc.). Please review the Reference Documents for the General Meeting of Shareholders (on pages 3 to 16) and exercise your voting rights.

1.	Date and Time:	Friday, June 18, 2021 at 10:00 a.m. Japan time
2.	Place:	3F Hall, Head Office of the Bank, 8-26, Kandamachi, Gifu-shi, Gifu, Japan
3.	Meeting Agenda:
	Matters to be reported:	1.	The Business Report and Non-consolidated Financial Statements for the Bank’s 246th Fiscal Year (from April 1, 2020 to March 31, 2021)
		2.	Consolidated Financial Statements for the Bank’s 246th Fiscal Year (from April 1, 2020 to March 31, 2021) and results of audits of the Consolidated Financial Statements by the Accounting Auditor and the Audit & Supervisory Board
Proposals to be resolved:
	Proposal No. 1:	Appropriation of Surplus
	Proposal No. 2:	Election of Nine (9) Directors
	Proposal No. 3:	Election of One (1) Substitute Audit & Supervisory Board Member
	Proposal No. 4:	Establishment of Wholly-owning Parent Company through Share Transfer

End

1

Information Disclosure on the Internet

The following items are posted on the Bank’s website in accordance with laws and regulations as well as Article 17 of the Articles of Incorporation of the Bank, and are therefore not included in the documents attached to this notice of convocation.

1)	Matters Concerning the Bank’s Stock Acquisition Rights, etc.,

Basic Policy for Persons Who Control Decisions on Financial and Business Policies,

System to Ensure Appropriate Operations,

Overview of Management Status of System to Ensure Appropriate Operations,

Matters Concerning Specified Wholly-Owned Subsidiaries and

Matters Concerning Transactions with the Parent Company, etc. in the Business Report

2)	Non-consolidated Statement of Changes in Equity and the Notes to the Non-consolidated Financial Statements as part of the Non-consolidated Financial Statements
3)	Consolidated Statement of Changes in Equity and the Notes to the Consolidated Financial Statements as part of the Consolidated Financial Statements

Bank’s Website https://www.juroku.co.jp/

The Business Report, Non-consolidated Financial Statements and Consolidated Financial Statements audited by the Audit & Supervisory Board Members consist of the Business Report, Non-consolidated Financial Statements and Consolidated Financial Statements attached to this notice of convocation as well as Items 1) to 3) above.

The Non-consolidated Financial Statements and Consolidated Financial Statements audited by the Accounting Auditors consist of the Non-consolidated Financial Statements and Consolidated Financial Statements attached to this notice of convocation as well as Items 2) and 3) above.

Guidance for Attending the General Meeting of Shareholders

●	When attending the meeting, please submit the enclosed Voting Rights Exercise Form at the reception desk. Please also bring this “Notice of Convocation” to the meeting with you for the sake of resource saving.
●	Please note that those other than shareholders with voting rights, such as their proxies and companions who are not shareholders, may not attend the meeting. However, shareholders who need a nursing attendant are kindly requested to contact us (at toll free number 0120-300-716) in advance so that we can make special arrangements for the meeting.
●	Any updates to the Reference Documents for the General Meeting of Shareholders and the attached documents will be posted on the Bank’s website (https://www.juroku.co.jp/).

2

Reference Documents for the General Meeting of Shareholders

Proposals and References

Proposal No. 1: Appropriation of Surplus

It is proposed that the surplus be appropriated as follows.

1.	Matters concerning year-end dividends

Given the increasing diversity of risks associated with financial transactions, the Bank’s basic policy is to pay dividends to shareholders in a stable and consistent manner with attention to further improvement in its financial strength.

In consideration of the operating result of the current fiscal year, which outperformed that of the previous fiscal year, and the Bank’s plan to shift to a holding company system in October 2021, in order to express our appreciation for your daily support, it is proposed that the year-end dividend include a commemorative dividend of 10 yen and be paid as follows.

As the Bank has paid the interim dividend of 35 yen per share for the current fiscal year, the annual dividend for the current fiscal year will be 90 yen per share.

(1)	Type of dividend property

Cash

(2)	Matters concerning the allotment of dividend property to shareholders and the total amount

55 yen per share of common stock, including a commemorative dividend of 10 yen, for a total of 2,055,509,060 yen

(3)	Effective date of distribution of surplus

June 21, 2021

2.	Other matters concerning the appropriation of surplus

It is proposed that the Bank transfer funds from retained earnings brought forward to general reserve in an effort to enhance internal reserve for the establishment of a solid management foundation, and maintain and improve its competitiveness.

(1)	Item and the amount of surplus to be increased

General reserve 10,000,000,000 yen

(2)	Item and amount of surplus to be decreased

Retained earnings brought forward 10,000,000,000 yen

3

Proposal No. 2: Election of Nine (9) Directors

The terms of office of all Directors will expire at the conclusion of this General Meeting of Shareholders. Accordingly, the election of nine (9) Directors is proposed.

The candidates are as follows:

No.	Name	Current position at the Bank, etc.	Attendance at Board of Directors
1	(Reappointment) Yukio Murase	President and CEO	13/13
2	(Reappointment) Naoki Ikeda	Deputy President	13/13
3	(Reappointment) Yukiyasu Shiraki	Director and Managing Executive Officer and Chief General Manager, Business Support Division	13/13
4	(Reappointment) Akihide Ishiguro	Director and Managing Executive Officer	13/13
5	(Reappointment) Shin Mishima	Director and Managing Executive Officer	13/13
6	(New appointment) Tsutomu Niimi	Executive Officer and General Manager, Enterprise Support Division	－
7	(Reappointment) Yuji Kume	Outside Director Independent Officer	13/13
8	(Reappointment) Kikuo Asano	Outside Director Independent Officer	13/13
9	(Reappointment) Satoko Ito	Outside Director Independent Officer	10/10

4

No.	Name (Date of birth)	Past experience, positions, and responsibilities		Number of shares of the Bank held	Attendance at Board of Directors
1	(Reappointment) Yukio Murase (Dec. 23, 1956)	Apr. 1979	Joined the Bank	11,800 shares	13/13
		Jun. 1993	General Manager, Hong Kong Branch, the Bank
		Feb. 1994	General Manager, Nagoya Ekimae Branch, the Bank
		Apr. 1998	General Manager, Human Resources Division, the Bank
		Jun. 2004	Managing Director, the Bank
		Jun. 2009	Senior Managing Director, the Bank
		Sep. 2013	President and CEO, the Bank (current position) (Representative Director)

Significant concurrent positions:

Chairman, The Gifu Chamber of Commerce and Industry

Reasons for nomination as a candidate for Director:

Mr. Yukio Murase has served as President and CEO of the Bank for seven years. As he has previously served as an officer responsible primarily for corporate planning, business support, corporate administration, and internal audit sections, he is well-versed in overall bank operations and has a capability and a track record that enable him to perform the management of banking operations accurately, fairly and efficiently.

The Bank believes that, by utilizing his extensive operational experience and a wide range of knowledge, he will contribute to the enhancement of the effectiveness of the Board of Directors’ decision-making and supervising functions in order to promote the Bank’s sustainable growth and improve its medium-to-long term corporate value and has renominated him as a candidate for Director.

Special relationships:

There are no special relationships between Mr. Yukio Murase and the Bank.

2	(Reappointment) Naoki Ikeda (Apr. 4, 1957)	Apr. 1980	Joined the Bank	4,500 shares	13/13
		Apr. 2005	General Manager, Takayama Branch, the Bank
		Jun. 2008	Director and General Manager, Nagoya Branch, the Bank
		Apr. 2012	Director and General Manager, Nagoya Main Office, the Bank
		Jun. 2013	Managing Director and General Manager, Operations Administration Division, the Bank
		Sep. 2013	Managing Director, the Bank
		Jun. 2014	Deputy President, the Bank (current position) (Representative Director) (Responsible for Secretariat and Corporate Administration Division)

Reasons for nomination as a candidate for Director:

Mr. Naoki Ikeda has served as Deputy President of the Bank for seven years. As he has previously served as an officer responsible primarily for corporate planning, operations administration, enterprise support, and corporate administration sections, he is well-versed in overall bank operations and has a capability and a track record that enable him to perform the management of banking operations accurately, fairly and efficiently.

The Bank believes that, by utilizing his extensive operational experience and a wide range of knowledge, he will contribute to the enhancement of the effectiveness of the Board of Directors’ decision-making and supervising functions in order to promote the Bank’s sustainable growth and improve its medium-to-long term corporate value and has renominated him as a candidate for Director.

Special relationships:

There are no special relationships between Mr. Naoki Ikeda and the Bank.

5

No.	Name (Date of birth)	Past experience, positions, and responsibilities		Number of shares of the Bank held	Attendance at Board of Directors
3	(Reappointment) Yukiyasu Shiraki (Jan. 7, 1963)	Apr. 1985	Joined the Bank	1,261 shares	13/13
		Apr. 2010	General Manager, Hashima Branch, the Bank
		Mar. 2012	General Manager, Kakamigahara Branch, the Bank
		Jun. 2014	Executive Officer and General Manager, Ichinomiya Branch, the Bank
		Jun. 2016	Managing Executive Officer and Chief General Manager, Aichi Business Division, the Bank
		Jun. 2017	Director and Managing Executive Officer and Chief General Manager, Aichi Business Division, and Deputy Chief General Manager, Business Integration Division, the Bank
		Apr. 2019	Director and Managing Executive Officer and Chief General Manager, Business Integration Division, the Bank
Apr. 2021

Director and Managing Executive Officer and Chief General Manager, Business Support Division, the Bank (current position)

(Responsible for Business Support, Retail Business, Solution Business, Regional Revitalization, and Aichi Business Divisions)

Reasons for nomination as a candidate for Director:

Since assuming office of Executive Officer of the Bank, Mr. Yukiyasu Shiraki has been responsible for business integration, personal business and corporate business. As he has previously served as General Manager of the Bank’s major branches and an officer responsible for the business support section, etc., he is well-versed in overall operations and has a capability and a track record that enable him to perform the management of banking operations accurately, fairly and efficiently.

The Bank believes that, by utilizing his extensive operational experience and a wide range of knowledge, he will contribute to the enhancement of the effectiveness of the Board of Directors’ decision-making and supervising functions in order to promote the Bank’s sustainable growth and improve its medium-to-long term corporate value and has renominated him as a candidate for Director.

Special relationships:

There are no special relationships between Mr. Yukiyasu Shiraki and the Bank.

6

No.	Name (Date of birth)	Past experience, positions, and responsibilities		Number of shares of the Bank held	Attendance at Board of Directors
4	(Reappointment) Akihide Ishiguro (Sep. 19, 1963)	Apr. 1987	Joined the Bank	1,211 shares	13/13
		Jun. 2009	General Manager, Tokai Branch, the Bank
		Oct. 2011	Manager, Human Resources Division, the Bank
		Apr. 2014	Deputy General Manager, Human Resources Division, the Bank
		Jun. 2016	General Manager, Corporate Administration Division, the Bank
		Jun. 2017	Executive Officer and General Manager, Corporate Administration Division, the Bank
		Jun. 2018	Director and Executive Officer and General Manager, Corporate Administration Division, the Bank
		Jun. 2019	Director and Executive Officer and General Manager, Corporate Planning Division, the Bank
		Jun. 2020	Director and Managing Executive Officer, the Bank (current position) (Responsible for Corporate Planning and Digital Reform Divisions)

Reasons for nomination as a candidate for Director:

Since assuming office of Executive Officer of the Bank, Mr. Akihide Ishiguro has been responsible for supervision related to human resources and general affairs. As he has previously served as an officer responsible primarily for corporate planning and digital reform sections, he is well-versed in overall operations and has a capability and a track record that enable him to perform the management of banking operations accurately, fairly and efficiently.

The Bank believes that, by utilizing his extensive operational experience and a wide range of knowledge, he will contribute to the enhancement of the effectiveness of the Board of Directors’ decision-making and supervising functions in order to promote the Bank’s sustainable growth and improve its medium-to-long term corporate value and has renominated him as a candidate for Director.

Special relationships:

There are no special relationships between Mr. Akihide Ishiguro and the Bank.

7

No.	Name (Date of birth)	Past experience, positions, and responsibilities		Number of shares of the Bank held	Attendance at Board of Directors
5	(Reappointment) Shin Mishima (Jul. 20, 1964)	Apr. 1987	Joined the Bank	877 shares	13/13
		Jan. 2010	Manager, Risk Control Division, the Bank
		Oct. 2015	General Manager, Sohara Branch, the Bank
		Jun. 2017	General Manager, Risk Management Division, the Bank
		Jun. 2018	Executive Officer and General Manager, Risk Management Division, and Head, Anti-Money Laundering Office, the Bank
		Jan. 2019	Executive Officer and General Manager, Risk Management Division, the Bank
		Jun. 2019	Director and Executive Officer and General Manager, Risk Management Division, the Bank
		Nov. 2019	Director and Executive Officer and General Manager, Operations Administration Division, the Bank
		Oct. 2020	Director and Managing Executive Officer (current position) (Responsible for Risk Management, Market Transaction, and Internal Audit Divisions)

Reasons for nomination as a candidate for Director:

Since assuming office of Executive Officer of the Bank, Mr. Shin Mishima has been responsible for risk management and operations administration sections and acquired extensive experience in branch office operations. As he has previously served as an officer responsible primarily for risk management, market transaction, and internal audit sections, he is well-versed in overall operations and has a capability and a track record that enable him to perform the management of banking operations accurately, fairly and efficiently.

The Bank believes that, by utilizing his extensive operational experience and a wide range of knowledge, he will contribute to the enhancement of the effectiveness of the Board of Directors’ decision-making and supervising functions in order to promote the Bank’s sustainable growth and improve its medium-to-long term corporate value and has renominated him as a candidate for Director.

Special relationships:

There are no special relationships between Mr. Shin Mishima and the Bank.

8

No.	Name (Date of birth)	Past experience, positions, and responsibilities		Number of shares of the Bank held	Attendance at Board of Directors
6	(New appointment) Tsutomu Niimi (October 8, 1965)	Apr. 1989	Joined the Bank	717 shares	－
		Jun. 2013	Manager, Credit Division, the Bank
		Apr. 2014	Manager, Loan Division, the Bank
		Jun. 2016	General Manager, Kariya Branch, the Bank
		Oct. 2017	General Manager, Ichinomiya Branch, the Bank
		Jun. 2019	Executive Officer and General Manager, Nagoya Main Office, the Bank
		Oct. 2020	Executive Officer and General Manager, Enterprise Support Division, the Bank (current position)

Reasons for nomination as a candidate for Director:

Since assuming office of Executive Officer of the Bank, Mr. Tsutomu Niimi has been responsible for the enterprise support business. As he has previously served as General Manager of the Bank’s major branches, etc., he is well-versed in overall operations and has a capability and a track record that enable him to perform the management of banking operations accurately, fairly and efficiently.

The Bank believes that, by utilizing his extensive operational experience and a wide range of knowledge, he will contribute to the enhancement of the effectiveness of the Board of Directors’ decision-making and supervising functions in order to promote the Bank’s sustainable growth and improve its medium-to-long term corporate value and has nominated him as a candidate for Director.

Special relationships:

There are no special relationships between Mr. Tsutomu Niimi and the Bank.

9

No.	Name (Date of birth)	Past experience, positions, and responsibilities		Number of shares of the Bank held	Attendance at Board of Directors
7	(Reappointment) (Outside Director) (Independent Officer) Yuji Kume (Jul. 14, 1949)	Apr. 1972	Joined Chubu Electric Power Co., Inc. (hereinafter, “Chubu Electric Power”)	0 shares	13/13
		Jul. 2001	General Manager and Head of Okazaki Regional Office, Chubu Electric Power
		Jun. 2003	Director and General Manager of Large Account Sales Department, Customer Service & Sales Division, Chubu Electric Power
		Jun. 2005	Director & Executive Officer and General Manager of Corporate Sales Department, Customer Service & Sales Division, Chubu Electric Power
		Jun. 2006	Managing Director & Executive Officer and General Manager of Customer Service & Sales Division, Chubu Electric Power
		Jun. 2007	Director & Senior Managing Executive Officer and General Manager of Customer Service & Sales Division, Chubu Electric Power
		Jun. 2009	Director, Chubu Electric Power, Seconded to The Federation of Electric Power Companies of Japan (Senior Managing Director)
		Jun. 2013	Special Advisor, Chubu Electric Power, Seconded to The Federation of Electric Power Companies of Japan (Senior Managing Director)
		Jun. 2014	President and Representative Director, TOENEC CORPORATION (hereinafter, “TOENEC”)
		Jun. 2017	Counselor, TOENEC
		Jun. 2018	Director, the Bank (current position)
		Jun. 2020	Special Advisor, TOENEC (current position)

Significant concurrent positions:

Special Advisor, TOENEC CORPORATION

Outside Director, Nagoya Stock Exchange, Inc.

Reasons for nomination as a candidate for Outside Director and the overview of the expected role to play:

Mr. Yuji Kume has been engaged in corporate management as Director & Senior Managing Executive Officer of Chubu Electric Power Co., Inc. and President and Representative Director of TOENEC CORPORATION, and has gained extensive experience and a wide range of insight in all aspects of corporate management.

The Bank believes that, by utilizing his extensive operational experience and a wide range of knowledge, he will contribute to increasing transparency and fairness of the decision-making function and strengthening the supervising function of the Board of Directors from an objective standpoint independent from the management team in order to promote the Bank’s sustainable growth and improve its medium-to-long term corporate value and has renominated him as a candidate for Outside Director.

Special relationships:

There are no special relationships between Mr. Yuji Kume and the Bank.

The candidate Mr. Yuji Kume serves as Special Advisor of TOENEC CORPORATION. There are recurring business relationships between the Bank and TOENEC CORPORATION.

(Note) Mr. Yuji Kume is currently serving as Outside Director of the Bank and his term of office will be three (3) years at the conclusion of this General Meeting of Shareholders.

10

No.	Name (Date of birth)	Past experience, positions, and responsibilities		Number of shares of the Bank held	Attendance at Board of Directors
8	(Reappointment) (Outside Director) (Independent Officer) Kikuo Asano (Feb. 13, 1959)	Apr. 1982	Joined Meiji Life Insurance Company	0 shares	13/13
		Apr. 2005	General Manager, Profit Management & Actuarial Department, Meiji Yasuda Life Insurance Company (hereinafter “Meiji Yasuda Life Insurance”)
		Apr. 2012	Executive Officer and General Manager, Profit Management & Actuarial Department, Meiji Yasuda Life Insurance
		Apr. 2013	Executive Officer, Meiji Yasuda Life Insurance
		Jul. 2013	Managing Executive Officer, Meiji Yasuda Life Insurance
		Apr. 2015	Senior Managing Executive Officer, Meiji Yasuda Life Insurance
		Apr. 2017	President and Representative Director, Meiji Yasuda Real Estate Management Company Limited (current position)
		Jun. 2019	Director, the Bank (current position)

Significant concurrent positions:

President and Representative Director, Meiji Yasuda Real Estate Management Company Limited

Reasons for nomination as a candidate for Outside Director and the overview of the expected role to play:

Mr. Kikuo Asano has been engaged in corporate management as Senior Managing Executive Officer of Meiji Yasuda Life Insurance and President and Representative Director of Meiji Yasuda Real Estate Management Company Limited, the current position since 2017, and has gained extensive experience and a wide range of insight in financial sector.

The Bank believes that, by utilizing his extensive operational experience and a wide range of knowledge, he will contribute to increasing transparency and fairness of the decision-making function and strengthening the supervising function of the Board of Directors from an objective standpoint independent from the management team in order to promote the Bank’s sustainable growth and improve its medium-to-long term corporate value and has renominated him as a candidate for Outside Director.

Special relationships:

There are no special relationships between Mr. Kikuo Asano and the Bank.

(Note) Mr. Kikuo Asano is currently serving as Outside Director of the Bank and his term of office will be two (2) years at the conclusion of this General Meeting of Shareholders.

11

No.	Name (Date of birth)	Past experience, positions, and responsibilities		Number of shares of the Bank held	Attendance at Board of Directors
9	(Reappointment) (Outside Director) (Independent Officer) Satoko Ito (Jul. 3, 1967)	Oct. 1989	Started activities as an anchorperson for news and information programs	0 shares	10/10
		Apr. 2010	Visiting Professor, Graduate Institute for Entrepreneurial Studies (current position)
		Apr. 2015	Part-time Lecturer, Niigata University (current position)
		Jun. 2020	Director, the Bank (current position)

Significant concurrent positions:

Outside Director, Sekisui Jushi Corporation

External Corporate Auditor, MITANI SANGYO Co., Ltd.

Reasons for nomination as a candidate for Outside Director and the overview of the expected role to play:

Ms. Satoko Ito has extensive experience and knowledge in a wide range of domains such as environmental energy and regional revitalization gained through her career as an anchorperson for news and information programs and a university professor.

Although she has not been involved in corporate management other than through serving as Outside Director or External Corporate Auditor, the Bank believes that, by utilizing her extensive experience and a wide range of knowledge, she will contribute to increasing transparency and fairness of the decision-making function and strengthening the supervising function of the Board of Directors from an objective standpoint independent from the management team in order to promote the Bank’s sustainable growth and improve its medium-to-long term corporate value and has renominated her as a candidate for Outside Director.

Special relationships:

There are no special relationships between Ms. Satoko Ito and the Bank.

(Note) Ms. Satoko Ito is currently serving as Outside Director of the Bank and her term of office will be one (1) year at the conclusion of this General Meeting of Shareholders.

12

(Notes)

1.	Mr. Yuji Kume, Mr. Kikuo Asano and Ms. Satoko Ito are candidates for Outside Directors who satisfy the Criteria for Assessing Independence of the Bank as described on Page 16. They are also candidates for Independent Officers pursuant to the provisions of Tokyo Stock Exchange, Inc. and Nagoya Stock Exchange, Inc.
2.	TOENEC CORPORATION, for which Mr. Yuji Kume served as President and Representative Director until June 2017, was subjected to a supervisory disposition (suspension of business) by Chubu Regional Bureau, Ministry of Land, Infrastructure, Transport and Tourism in May 2016 for entering into a subcontract exceeding the insignificance criteria with a construction company without having any permit or license. In addition, TOENEC CORPORATION was subjected to a supervisory disposition (instructive disposition) by the said bureau in November 2016 for an industrial accident that occurred during the construction of solar power generation facilities.
3.	Liability limitation agreements with Outside Directors:

The Bank specifies in its Articles of Incorporation to allow the Bank and Outside Directors to enter into an agreement limiting their liability to the amount specified by laws and regulations so that they can fully perform their expected roles.

The Bank has entered into a liability limitation agreement based on Article 423, Paragraph 1 of the Companies Act with each of the Outside Director candidates, Mr. Yuji Kume, Mr. Kikuo Asano and Ms. Satoko Ito. When the relevant Outside Directors have acted in good faith and have not been grossly negligent in performing their duties, they will be responsible for such liability to the extent of the liability amount set forth in Article 425, Paragraph 1, Item 1 (c) of the Companies Act under the agreement. The Bank plans to enter into the same liability limitation agreement with each of the Outside Director candidates upon their reappointment at this General Meeting of Shareholders

4.	The Bank has entered into a directors and officers liability insurance contract under which its officers, etc. are insured persons with an insurance company as stipulated in Article 430-3, Paragraph 1 of the Companies Act. If the candidates are reelected or elected as proposed, all of them will be insured under the contract. The contract covers compensation for damages and litigation expenses in the event that a claim for damages is made against the insured person due to an act committed by the insured person in his/her capacity such as an officer of a company. The Bank fully bears the insurance premiums for all insureds. The Bank will renew the insurance contract with the same details during their terms of office.

13

Proposal No. 3: Election of One (1) Substitute Audit & Supervisory Board Member

The term of office of the current Substitute Audit & Supervisory Board Member will expire at the beginning of this Annual General Meeting of Shareholders. Accordingly, the Bank proposes to elect one (1) Substitute Audit & Supervisory Board Member to prepare for cases where the number of Audit & Supervisory Board Members falls below the minimum number specified by laws and regulations.

This resolution will be effective until the beginning of the Annual General Meeting of Shareholders in two years, pursuant to the provisions of the Articles of Incorporation of the Bank.

We have obtained the approval of the Audit & Supervisory Board for this proposal.

The candidate for the Substitute Audit & Supervisory Board Member is as follows:

Name (Date of birth)	Past experience and positions		Number of shares of the Bank held	Attendance at Board of Directors	Attendance at Audit & Supervisory Board
(Outside Audit & Supervisory Board Member) (Independent Officer (planned)) Akitsuyu Ogawa (July 3, 1971)	Apr. 2000	Registered as Attorney at Law (Saitama Prefecture) Joined Shimizu Sogo Law Office	0 shares	－	－
	Oct. 2005	Registered as Attorney at Law (Aichi Prefecture)
	Oct. 2008	Registered as Patent Attorney
	Apr. 2009	Joined Keimei Law Office (Partner)
	May 2013	Sakura Godo/Sakura International Patent Law Firm (Partner)
	Apr. 2019	President, Akitsuyu International and Patent Law Office (current position)

Significant concurrent positions:

President, Akitsuyu International and Patent Law Office

Associate Professor (Business Law), Business School, Nagoya University of Commerce & Business

Reasons for nomination as a candidate for Outside Audit & Supervisory Board Member:

Mr. Akitsuyu Ogawa has extensive experience and expertise in overall legal and intellectual property practices as an Attorney at Law as well as a Patent Attorney. Although he has not been directly involved in corporate management, the Bank believes that, by utilizing his extensive experience and a wide range of knowledge, he will contribute to increasing the legality and raising the level of supervision of execution of duties by the Bank’s Directors from an objective standpoint independent from the management team and has renominated him as a candidate for Substitute Outside Audit & Supervisory Board Member.

Special relationships:

There are no special relationships between Mr. Akitsuyu Ogawa and the Bank.

14

(Notes)

1.	Mr. Akitsuyu Ogawa is candidate for Substitute Outside Audit & Supervisory Board Member who satisfies the Criteria for Assessing Independence of the Bank as described on Page 16.
2.	The Bank plans to register Mr. Akitsuyu Ogawa to Tokyo Stock Exchange, Inc. and Nagoya Stock Exchange, Inc. as Independent Officer pursuant to their provisions upon his appointment.
3.	The Bank specifies in its Articles of Incorporation to allow the Bank and Outside Audit & Supervisory Board Members to enter into an agreement limiting their liability to the amount specified by laws and regulations so that they can fully perform their expected roles.

The Bank has entered into a liability limitation agreement based on Article 423, Paragraph 1 of the Companies Act with Outside Audit & Supervisory Board Members. When the relevant Outside Audit & Supervisory Board Member has acted in good faith and has not been grossly negligent in performing his duties, he will be responsible for such liability to the extent of the liability amount set forth in Article 425, Paragraph 1, Item 1 (c) of the Companies Act under the agreement. The Bank plans to enter into the same liability limitation agreement with Mr. Akitsuyu Ogawa upon his appointment as Audit & Supervisory Board Member.

4.	The Bank has entered into a directors and officers liability insurance contract under which Mr. Akitsuyu Ogawa is an insured person if he is elected, with an insurance company as stipulated in Article 430-3, Paragraph 1 of the Companies Act. The contract covers compensation for damages and litigation expenses in the event that a claim for damages is made against the insured person due to an act committed by the insured person in his/her capacity such as an officer of a company. The Bank fully bears the insurance premiums for all insureds. The Bank will renew the insurance contract with the same details during their terms of office.

15

[Criteria for Assessing Independence]

The Bank shall establish the following criteria for assessing independence of Outside Directors and Outside Audit & Supervisory Board Members in addition to the “Independence Criteria” set by the Stock Exchanges on which the Bank is listed:

1.    A person who falls under any of the following shall be a person who does not meet the requirements of independence.

(1)   A person whose sales to the Bank is 2% or more of its consolidated net sales for the most recent fiscal year

(2)   A person whose largest credit provider is the Bank and who shall receive a serious impact such as affecting the continuity of his business by the Bank’s changes to its loan policies including immediate collection of the loan.

(3)   A shareholder who holds over 5% of the total voting rights of all shareholders of the Bank

(4)   A person who has received money or other properties of more than 10 million yen per year on average over the past three years from the Bank, excluding compensations for Director or Audit & Supervisory Board Member

2.    Notwithstanding the provisions of the preceding paragraph, independence can be recognized if it is judged that there is substantial independence as a result of comprehensive judgement including other reasonable reasons.

3.    If a person in paragraph 1 above is a legal entity or the like, it shall mean a business executor of the legal entity or the like prescribed in Article 2, Paragraph 3, Item 6 of the Ordinance for Enforcement of the Companies Act.

End

16

Proposal 4: Establishment of a Wholly-Owning Parent Company Through Share Transfer

At the board of directors meeting held on May 13, 2021, the Bank resolved to prepare a share transfer plan (the “Share Transfer Plan”) to establish wholly-owning parent company Juroku Financial Group, Inc. (the “Holding Company”) through a sole-share transfer (the “Share Transfer”) with an (scheduled) effective date of October 1, 2021.

This proposal requests the approval of shareholders for the Share Transfer Plan, and the reasons for the Share Transfer and the details of the Share Transfer Plan are as follows.

1.	Reason and purpose of the Share Transfer, etc.
(1)	Reason and purpose of the Share Transfer

As a financial institution with its operating bases in Gifu and Aichi prefectures, the Bank’s aim has been to become a comprehensive financial group that builds a future with its local communities and achieves sustainable growth with local economies by creating common value through engagement in dialogue with local communities for the purpose of contributing to stimulating the local economy. Recently, the Group has been seeking to step up its group management system in order to respond to rapidly advancing digital transformation and the needs and challenges of our customers and local communities, in addition to SDGs and regional revitalization efforts.

At the same time, there have been major changes in the business environment surrounding regional financial institutions, such as the ongoing low-interest policy, intensifying competition across industries and business categories, a shrinking and ageing population, and increasing uncertainty about the future market scale due to structural changes in the structure of industry. In order to contribute to the realization of a sustainable society, regional financial institutions must transform their business models and adapt to deregulation.

For these reasons, the Group has decided to transition to a holding company structure in order to expand our business domain such as by establishing new businesses, strengthen collaboration and optimize the allocation of resources within the Group by reforming the thinking and behavior of our officers and employees, enhance auditing and supervisory functions, and accelerate business execution.

Under the holding company structure, with the mission of “achieving growth and prosperity for our customers and the local community” as part of our Group management philosophy, the Group will work to enhance corporate value by creating a business structure that can respond flexibly to changes in the business environment in order to support our customers’ businesses, in which the Group’s management resources are concentrated, and fulfil our obligations toward sustainable regional growth.

(2)	Procedure for transition to a holding company structure

The Bank plans to transition to a holding company structure using the following process.

[Step 1] Establishment of the Holding Company through Sole Share Transfer

The Holding Company will be established through the Share Transfer effective October 1, 2021, pursuant to which the Bank will become the wholly owned subsidiary company of the Holding Company.

[Step 2] Reorganization of operating companies within the Group

After the establishment of the Holding Company, six consolidated subsidiary companies of the Bank (i.e., Juroku Research Institute Co., Ltd., Juroku Tokai Tokyo Securities Co., Ltd., Juroku Card Co., Ltd., Juroku Lease Co., Ltd., Juroku Computer Service Co., Ltd., and NOBUNAGA Capital Village Co., Ltd.) are expected to be reorganized with the Holding Company as the direct investing company, with the aim of enhancing collaboration within the group.

(3)	Other matters

the Holding Company will be a company with an audit and supervisory committee, further enhancing its corporate governance by strengthening not only the decision-making function, but also the auditing and supervisory function of the board of directors.

Because the Bank will become a wholly owned subsidiary company of the Holding Company through the Share Transfer, the shares of the Bank will be delisted. However, the Group intends to apply to list the shares of the Holding Company—which will be delivered to all shareholders of the Bank as consideration for the shares of the Bank—on the First Section of the Tokyo Stock Exchange, Inc. (the “TSE”) and the First Section of the Nagoya Stock Exchange, Inc. (the “NSE”). The date of listing depends on the reviews by the TSE and NSE, but is scheduled for October 1, 2021, which is the date of registration of the establishment of the Holding Company and the effective date of the Share Transfer. This policy means that the stock will effectively remain listed.

2.	Outline of the Content of the Share Transfer Plan

The details of the Share Transfer Plan are as described in the “Share Transfer Plan (Copy)” below.

Share Transfer Plan (Copy)

The Juroku Bank, Ltd. (the “Bank”) establishes the following Share Transfer Plan (the “Plan”) to transfer shares in order to establish a wholly-owning parent company (the “Holding Company”) established by share transfer with the Bank as a wholly-owned subsidiary.

Article 1 Transfer of Shares

In accordance with the provisions of the Plan, the Bank shall engage in a share transfer (the “Share Transfer”) by making the Holding Company acquire all of the issued shares of the Bank on the Holding Company Establishment Date (defined in Article 7) by the method of sole-share transfer.

Article 2 Holding Company Purpose, Trade Name, Location of Head Office, Total Number of Authorized Shares and Other Matters Specified in Articles of Incorporation

2.1	The company purpose, trade name, location of head office, and total number of authorized shares shall be as follows.
(1)	Purpose

The purpose of the Holding Company shall be as described in Article 2 of Appendix 1: Juroku Financial Group, Inc. Articles of Incorporation

(2)	Trade name

The trade name of the Holding Company will be Juroku Financial Group, Inc.

(3)	Location of head office

The head office of the Holding Company will be located in Gifu City, at the address 8-26 Kandamachi, Gifu City.

(4)	Total number of authorized shares

The total number of authorized shares of the Holding Company is 80 million shares.

2.2.	In addition to the matters specified in the previous paragraph, the matters specified in the Articles of Incorporation of the Holding Company shall be as described in Appendix 1: Juroku Financial Group, Inc. Articles of Incorporation.

Article 3 Names of the Directors and Accounting Auditor at the Time of Establishment of the Holding Company

3.1.	The names of the Directors at the time of establishment of the Holding Company (excluding Directors at the time of establishment who are Audit & Supervisory Committee Members at the time of establishment) are as follows.
(1)	Director Yukio Murase
(2)	Director Naoki Ikeda
(3)	Director Akihide Ishiguro
(4)	Director Yukiyasu Shiraki
(5)	Director Shin Mishima
(6)	Director Hiroyuki Ota
(7)	Outside Director Kikuo Asano
(8)	Outside Director Satoko Ito

3.2.	The names of Directors at the time of establishment of the Holding Company who are Audit & Supervisory Committee Members at the time of establishment are as follows.
(1)	Director Naohiko Ishikawa
(2)	Outside Director Shinji Ishihara
(3)	Outside Director Satoe Tsuge
3.3.	The name of the Substitute Director and Audit & Supervisory Committee Member at the time of establishment of the Holding Company is as follows.

Outside Director Akitsuyu Ogawa (Substitute Director)

3.4.	The name of the accounting auditor at the time of establishment of the Holding Company is as follows.

Deloitte Touche Tohmatsu LLC

Article 4 Shares to be Delivered at the Time of the Share Transfer and Their Allocation

4.1.	At the time of the Share Transfer, at the point in time (the “Reference Time”) immediately before the point in time of acquisition of all of the issued shares of the Bank, the Holding Company shall issue to the shareholders of the Bank, in place of the common shares of the Bank held by the Bank shareholders, common shares of the Holding Company in a number equivalent to the total number obtained by multiplying the total number of Bank common shares held at the Reference Time by one.
4.2.	The Holding Company shall allocate the common shares of the Holding Company to be delivered pursuant to the provisions of the preceding paragraph to the shareholders of the Bank at the Reference Time, with one common share of the Holding Company for each common share of the Bank held by a shareholder.

Article 5 Matters Concerning the Capital and Reserves of the Holding Company

The amount of capital and reserves at the time of establishment of the Holding Company shall be as follows.

(1)	Amount of capital

36 billion yen

(2)	Amount of capital reserves

9 billion yen

(3)	Amount of retained earnings reserves

0 yen

Article 6 Stock Acquisition Rights to be Delivered at the Time of the Share Transfer and Their Allocation

6.1.	At the time of the Share Transfer, the Holding Company shall deliver to the stock acquisition rights holders of each stock acquisition right issued by the Bank listed in Column 1 from (1) to (8) in the table below at the Reference Time, in exchange for each Bank stock acquisition right held, the Holding Company stock acquisition rights listed in Column 2 in the same number as the Bank stock acquisition rights held at the Reference Time.

	Column 1		Column 2
	Name	Description	Name	Description
(1)	The Juroku Bank, Ltd. First stock acquisition rights	Described in Appendix 2-(1)-1	Juroku Financial Group, Inc. First stock acquisition rights	Described in Appendix 2-(1)-2
(2)	The Juroku Bank, Ltd. Second stock acquisition rights	Described in Appendix 2-(2)-1	Juroku Financial Group, Inc. Second stock acquisition rights	Described in Appendix 2-(2)-2
(3)	The Juroku Bank, Ltd. Third stock acquisition rights	Described in Appendix 2-(3)-1	Juroku Financial Group, Inc. Third stock acquisition rights	Described in Appendix 2-(3)-2
(4)	The Juroku Bank, Ltd. Fourth stock acquisition rights	Described in Appendix 2-(4)-1	Juroku Financial Group, Inc. Fourth stock acquisition rights	Described in Appendix 2-(4)-2

(5)	The Juroku Bank, Ltd. Fifth stock acquisition rights	Described in Appendix 2-(5)-1	Juroku Financial Group, Inc. Fifth stock acquisition rights	Described in Appendix 2-(5)-2
(6)	The Juroku Bank, Ltd. Sixth stock acquisition rights	Described in Appendix 2-(6)-1	Juroku Financial Group, Inc. Sixth stock acquisition rights	Described in Appendix 2-(6)-2
(7)	The Juroku Bank, Ltd. Seventh stock acquisition rights	Described in Appendix 2-(7)-1	Juroku Financial Group, Inc. Seventh stock acquisition rights	Described in Appendix 2-(7)-2
(8)	The Juroku Bank, Ltd. Eighth stock acquisition rights	Described in Appendix 2-(8)-1	Juroku Financial Group, Inc. Eighth stock acquisition rights	Described in Appendix 2-(8)-2

6.2.	At the time of the Share Transfer, the Holding Company shall allocate one stock acquisition right listed in Column 2 for each of the stock acquisition rights listed in Column 1 from (1) to (8) in the table in the preceding paragraph to the holders of Bank stock acquisition rights at the Reference Time.

Article 7 Establishment Date of the Holding Company

The date on which the establishment of the Holding Company is to be registered (“Holding Company Establishment Date”) shall be October 1, 2021; provided, however, that the Holding Company Establishment Date may be changed by a resolution of the board of directors of the Bank if necessary due to the progress of the procedures for the Share Transfer or other reasons.

Article 8 Shareholder Meeting to Approve the Plan

The Bank will convene an ordinary general meeting of shareholders with June 18, 2021 as the meeting date and request approval of the Plan and resolutions on matters necessary for the Share Transfer; provided, however, that the date of the general meeting of shareholders may be changed by a resolution of the board of directors of the Bank if necessary due to the progress of the procedures for the Share Transfer or other reasons.

Article 9 Stock Exchange of Listing for the Holding Company

The Holding Company plans to list its issued common shares on the First Section of the Tokyo Stock Exchange and the First Section of the Nagoya Stock Exchange on the Holding Company Establishment Date.

Article 10 Administrator of the Shareholder Registry for the Holding Company

The administrator of the shareholder registry for the Holding Company will be Mitsubishi UFJ Trust and Banking Corporation.

Article 11 Effect of the Plan

If the general meeting of shareholders of the Bank set forth in Article 8 does not approve the Plan and resolve the matters necessary for the Share Transfer, or if the approval of the relevant government agencies stipulated by domestic and foreign laws and regulations regarding the Share Transfer (including, but not limited to, the approval provided for in Article 52-17 of the Banking Act regarding the Share Transfer) is not obtained by the Holding Company Establishment Date, or if the Share Transfer is suspended based on the following Article, the Plan shall cease to be effective.

Article 12 Changes, etc., to the Plan

If there is a significant change in the Bank’s assets or business conditions due to natural disasters or other reasons between the creation of the Plan and the Holding Company Establishment Date, if there is a serious hindrance to the execution of the Share Transfer, or if it becomes difficult to achieve the purpose of the Plan for any other reason, the terms of the Share Transfer or other details of the Plan may be changed or the Share Transfer may be suspended by a resolution of the board of directors of the Bank.

Article 13 Matters Not Provided Herein

In addition to the matters stipulated in the Plan, the Bank will determine the matters necessary for the Share Transfer in accordance with the purpose of the Share Transfer.

May 13, 2021

8-26 Kandamachi, Gifu City, Gifu

The Juroku Bank, Ltd.

President and CEO Yukio Murase

Share Transfer Plan Appendix 1

Juroku Financial Group, Inc. Articles of Incorporation

Chapter 1 General Provisions

Article 1 Trade Name

The trade name of the Company is Juroku Financial Group, Inc.

Article 2 Purpose

As a bank holding company, the purpose of the Company is to carry out the following business.

(1)	Business management of a bank and companies able to be subsidiaries under the Banking Act
(2)	All operations that are incidental or related to the operations set forth in the preceding subparagraph
(3)	In addition to the operations listed in the two preceding subparagraphs, operations that can be carried out by a bank holding company under the Banking Act

Article 3 Location of Head Office

The head office of the Company is located in Gifu City.

Article 4 Organs

The Company shall have the following organs in addition to the general meeting of shareholders and directors.

(1)	Board of directors meeting
(2)	Audit & supervisory committee
(3)	Accounting auditor

Article 5 Method of Public Notice

The Company’s public notices shall be published electronically; provided, however, that if public notice by electronic public notice is not possible due to an accident or other unavoidable grounds, public notice will be published in the Nihon Keizai Shimbun and the Gifu Shimbun, which is published in Gifu City.

Chapter 2 Shares

Article 6 Total Number of Authorized Shares

The total number of authorized shares of the Company is 80 million shares.

Article 7 Acquisition of Treasury Shares

Pursuant to the provisions of Article 165.2 of the Companies Act, the Company may acquire treasury shares through market transactions or the like by a resolution of the board of directors.

Article 8 Share Unit Number

The number of shares in a unit of shares of the Company is 100 shares.

Article 9 Rights Pertaining to Shares of Less Than One Unit

A shareholder of the Company may not exercise rights other than those listed below with respect to shares held by the shareholder of less than one unit.

(1)	Rights listed in the subparagraphs under Article 189.2 of the Companies Act;
(2)	Right to make a demand pursuant to the provisions of Article 166.1 of the Companies Act;
(3)	Right to receive allocation of solicited shares or stock acquisition rights in proportion to the number of shares held by the shareholder; and
(4)	Right to make a demand as prescribed in the following article.

Article 10 Additional Purchase of Shares of Less than One Unit

Pursuant to the provisions set forth in the Share Handling Rules, shareholders of the Company may demand the sale of a number of shares sufficient to constitute a share unit when combined with the number of shares of less than one unit held by that shareholder.

Article 11 Shareholder Registry Administrator

11.1.	The Company has a shareholder registry administrator.
11.2.	The shareholder registry administrator and the place at which it handles its business will be determined by resolution of the board of directors and stated in a public notice.
11.3.	The preparation and keeping of the Company’s shareholder registry and registry of stock acquisition rights and other administrative work concerning the shareholder registry and registry of stock acquisition rights will be delegated to the shareholder registry administrator and will not be handled at the Company.

Article 12 Share Handling Rules

The Company’s procedures for the exercise of shareholder’s rights and other handling of shares shall be pursuant to the Share Handling Rules that are prescribed by the board of directors in addition to law and regulation and these Articles of Incorporation.

Chapter 3 Shareholders Meeting

Article 13 Convocation

The company convenes an annual shareholders meeting within three months of the end of each fiscal year, and convenes extraordinary shareholders meetings as necessary.

Article 14 Record Date for Annual Shareholders Meeting

The record date for voting rights at the Company’s ordinary general meeting of shareholders is March 31st each year.

Article 15 Convener and Chair

15.1.	The president will convene and chair the general meeting of shareholders based on a resolution of the board of directors unless otherwise provided for in laws and regulations.
15.2.	If the president suffers an accident or the position is vacant, another director will convene and chair the general meeting of shareholders in accordance with the order stipulated in advance by a resolution of the board of directors.

Article 16 Deemed Provision of General Meeting of Shareholders Reference Documents, etc., by Internet Disclosure

The Company may be deemed to have provided information pertaining to matters that should be entered or indicated in general meeting of shareholders reference documents, business reports, financial statements, and consolidated financial statements upon convening a general meeting of shareholders by disclosing that information to shareholders via the Internet in accordance with the provisions of Ministry of Justice ordinance.

Article 17 Resolution Method

17.1.	Except where otherwise provided by law or regulation or these Articles of Incorporation, a resolution of the general meeting of shareholders shall be made by a majority of the voting rights of the shareholders present at the meeting who are entitled to vote.
17.2.	Resolutions prescribed in Article 309.2 of the Companies Act shall be made by at least two-thirds of the voting rights of the shareholders present where shareholders holding at least one-third of the voting rights that may be exercised are present.

Article 18 Proxy Voting

18.1.	A shareholder may appoint one other shareholder who has voting rights in the Company to act as a proxy and exercise their voting rights.
18.2.	The shareholder or proxy must submit a document certifying the proxy rights to the Company for each general meeting of shareholders.

Chapter 4 Directors and Board of Directors

Article 19 Number of Directors

19.1.	The number of directors of the Company (excluding directors who are members of the Audit & Supervisory Committee[“Audit & Supervisory Committee Members”]) shall be no more than 12.
19.2.	The number of Audit & Supervisory Committee Members of the Company shall be no more than five.

Article 20 Appointment of Directors

20.1.	Directors are appointed at a general meeting of shareholders by distinguishing between Audit & Supervisory Committee Members and other directors. Resolutions for the appointment of directors will be adopted through a majority of the votes of the attending shareholders holding not less than one-third of the voting rights of shareholders entitled to exercise their voting rights.
20.2.	Resolutions to elect directors will not be effected by cumulative vote.

Article 21 Term of Office of Directors

21.1.	The term of office of a director of the Company other than an Audit & Supervisory Committee Member shall expire at the close of the ordinary general meeting of shareholders held with respect to the last business year ending within one year of the director’s appointment.
21.2.	The term of office of an Audit & Supervisory Committee Member shall expire at the close of the ordinary general meeting of shareholders held with respect to the last business year ending within two years of the Audit & Supervisory Committee Member’s appointment.
21.3.	When an Audit & Supervisory Committee Member is appointed to fill a vacancy left by an Audit & Supervisory Committee Member who resigned before the expiration of the term of office, the term of office of the Audit & Supervisory Committee Member appointed to fill the vacancy shall be until the expiration of the term of office of the Audit & Supervisory Committee Member who resigned.
21.4.	When a resolution relating to the preliminary election to fill the vacancy for an Audit & Supervisory Committee Member is made, the resolution shall be effective until the start of the ordinary general meeting of shareholders held with respect to the last business year ending within two years after the election.

Article 22 Representative Director and Executive Directors

22.1.	The board of directors selects a representative director from among the directors (excluding Audit & Supervisory Committee Members) by its resolution.
22.2.	The board of directors may elect one chairperson, one president and one deputy president, and a certain number of senior managing directors and managing directors from among the directors (excluding Audit & Supervisory Committee Members) by its resolution.

Article 23 Remuneration, etc., for Directors

Remuneration, bonuses, and other economic benefits (“Remuneration, etc.”) that directors receive from the Company as consideration for the performance of duties are determined by a resolution of the general meeting of shareholders, distinguishing between Audit & Supervisory Committee Members and other directors.

Article 24 Agreements with Outside Directors to Limit Liability

Pursuant to the provisions of Article 427.1 of the Companies Act, the Company may execute agreements with directors (excluding Executive Directors, etc.) that limit the liability to compensate for damage due to a failure to perform duties; provided, however, that the maximum amount of liability under such agreement is the minimum liability amount stipulated by law.

Article 25 Convocation of Board of Directors

25.1.	The chairperson will convene and chair the meeting of the board of directors unless otherwise provided for in laws and regulations. If the chairperson suffers an accident or the position is vacant, the president shall convene and chair the meeting of the board of directors. If the president suffers an accident or the position is vacant, another director shall convene and chair the meeting in accordance with the order stipulated in advance by a resolution of the board of directors.
25.2.	Notice to convene the meeting of the board of directors will be sent to each director at least three days prior to the meeting; provided, however, that this period may be reduced in cases that require urgency.
25.3.	Board of directors meetings may be held without adhering to the convocation procedure with the agreement of all directors.

Article 26 Resolutions of the Board of Directors

26.1.	Resolutions of the board of directors will be passed by a majority of the directors present at a meeting that is attended by a majority of the directors who may participate in the resolution, unless otherwise provided for in laws and regulations.
26.2.	When the Company meets the requirements of Article 370 of the Companies Act, resolutions shall be deemed to have been passed by the board of directors.

Article 27 Delegation of Business Execution Decisions to Directors

Pursuant to the provisions of Article 399-13, Paragraph 6 of the Companies Act, the Company may delegate all or part of important business execution decisions (excluding matters listed in Item 5 of the same Article) to directors by resolution of the board of directors.

Article 28 Board of Directors Regulations

Matters relating to the board of directors will be governed by Board of Directors Regulations that are separately established by the board of directors, in addition to laws and regulations and these Articles of Incorporation.

Chapter 5 Audit & Supervisory Committee

Article 29 Full-time Audit & Supervisory Committee Members

The Audit & Supervisory Committee may select full-time Audit & Supervisory Committee Members from among the Audit & Supervisory Committee Members by its resolution.

Article 30 Convocation of the Audit & Supervisory Committee

30.1.	Notice to convene the Audit & Supervisory Committee will be sent to each member no later than three days before the day of the meeting; provided, however, that this period may be reduced in cases that require urgency.
30.2.	Audit & Supervisory Committee meetings may be held without adhering to the convocation procedure with the agreement of all Audit & Supervisory Committee Members.

Article 31 Resolutions of the Audit & Supervisory Committee

Resolutions of the Audit & Supervisory Committee will be passed by a majority of the Audit & Supervisory Committee Members present at a meeting that is attended by a majority of the Audit & Supervisory Committee Members who may participate in the resolution, unless otherwise provided for in laws and regulations.

Article 32 Audit & Supervisory Committee Regulations

Matters relating to the Audit & Supervisory Committee will be governed by the Audit & Supervisory Committee Regulations that are separately established by the Audit & Supervisory Committee, in addition to law and regulation and these Articles of Incorporation.

Chapter 6 Accounting Auditor

Article 33 Appointment of Accounting Auditor

The accounting auditor will be appointed by a resolution of the general meeting of shareholders.

Article 34 Term of Office of Accounting Auditor

34.1.	The term of office of the accounting auditor shall expire at the close of the ordinary general meeting of shareholders held with respect to the last business year ending within one year of the accounting auditor’s appointment.
34.2.	If there has been no resolution to the contrary at the ordinary general meeting of shareholders referred to in the previous paragraph, the accounting auditor shall be deemed to have been re-appointed at such ordinary general meeting of shareholders.

Article 35 Remuneration, etc., for Accounting Auditor

The Remuneration, etc., for the accounting auditor will be determined by the representative director with the consent of the Audit & Supervisory Committee.

Section 7 Calculations

Article 36 Fiscal Year

The fiscal year of the company is one year from April 1 each year to March 31 the following year.

Article 37 Organ with Authority to Determine Dividends of Surplus, etc.

Unless otherwise provided for in laws and regulations, the Company may determine the matters listed in each item of Article 459.1 of the Companies Act by a resolution of the board of directors.

Article 38 Surplus Distribution Record Date

38.1	The Company’s record date for year-end distributions is March 31st each year.
38.2.	The Company’s record date for interim distributions is September 30th each year.
38.3.	The Company may determine a record date other than those in the two preceding paragraphs and distribute surpluses.

Article 39 Distribution Exclusion Period

If the assets for distribution are monetary, the company is released from its obligation to make such payment of distributions that have not been received after the lapse of five full years from the payment commencement date.

Supplementary Provisions

Article 1 Initial Fiscal Year

Notwithstanding the provisions of Article 36, the first business year of the Company shall be from the date of establishment of the Company to March 31, 2022.

Article 2 Initial Remuneration, etc., for Directors

2.1	Notwithstanding the provisions of Article 23, the total amount of Remuneration, etc., for directors (excluding Audit & Supervisory Committee Members) from the date of establishment of the Company to the conclusion of the first ordinary general meeting of shareholders shall be no more than 330 million yen per year.
2.2.	Notwithstanding the provisions of Article 23, the total amount of Remuneration, etc., for Audit & Supervisory Committee Members from the date of establishment of the Company to the conclusion of the first ordinary general meeting of shareholders shall be no more than 80 million yen per year.
2.3.	Notwithstanding the provisions of Article 23 and Paragraph 1 of this Article, of the Remuneration, etc., of directors (excluding Audit & Supervisory Committee Members; the same applies hereinafter in this Paragraph) from the date of establishment of the Company to the conclusion of the first ordinary general meeting of shareholders, the amount of Remuneration, etc., related to stock acquisition rights to be allocated as share remuneration-type stock options shall be no more than 80 million yen per year, and the details of the stock acquisition rights shall be as follows.
(1)	Total number of stock acquisition rights

The total number of stock acquisition rights to be allocated from the date of establishment of the Company to the conclusion of the first ordinary general meeting of shareholders shall have a maximum limit of 4,000.

(2)	Class and quantity of shares underlying the stock acquisition rights

The type of shares for which the stock acquisition rights are intended shall be the common stock of the Company, and the number of shares for the purpose of each stock acquisition right (the “Number of Shares Granted”) shall be 10.

If it is appropriate for the Company to change the Number of Shares Granted due to a merger, company split, allotment of shares without contribution, share split, or consolidation of shares, etc., the Company shall make the adjustments deemed necessary.

(3)	Paid-in amount of the stock acquisition rights

The paid-in amount of the stock acquisition rights shall be the fair appraisal value of the stock options calculated by the Black-Scholes model on the date the stock acquisition rights are granted.

Instead of paying the pay-in amount, the person to whom the stock acquisition right is granted (“Stock Acquisition Right Holder”) shall set off with compensation receivable from the Company and shall not be required to make a monetary payment.

(4)	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon the exercise of a stock acquisition right shall be one yen per share that can be delivered by exercising the stock acquisition right, multiplied by the Number of Shares Granted.

(5)	Period during which stock acquisition rights can be exercised

Stock acquisition rights can be exercised within 30 years from the day following the date the stock acquisition right is granted; provided, however, if the last day of the exercise period falls on a holiday of the Company, the preceding business day shall be the last day.

(6)	Main conditions for stock acquisition rights
(a)	The Stock Acquisition Right Holder may only exercise stock acquisition rights in a lump sum within 10 days from the day following the day of losing a position as either the director or executive officer of the Company or the director or executive officer of The Juroku Bank, Ltd. (If the 10th day falls on a holiday, by the following business day.)
(b)	If the Stock Acquisition Right Holder dies, the heir of the Stock Acquisition Right Holder may exercise the stock acquisition right only up to the day when one year has passed from the day following the day when the decedent died.

(7)	Restrictions on acquisition of stock acquisition rights by transfer

The approval of the company’s board of directors is required to acquire stock acquisition rights by transfer.

(8)	Provisions for acquisition of stock acquisition rights
(a)	If stock acquisition rights become unable to be exercised due to the provisions of (6) above or the stock acquisition right allotment agreement before the Stock Acquisition Right Holder exercises the stock acquisition rights, the Company may acquire the stock acquisition rights free of charge.
(b)	If any of the following proposals (i), (ii), (iii), (iv) or (v) is approved at a general meeting of shareholders of the Company (or, if a resolution of the general meeting of shareholders is not required, the proposal is approved by the board of directors of the Company) the Company may acquire stock acquisition rights free of charge on the date separately determined by the board of directors of the Company.
(i)	Proposal for approval of a merger agreement in which the Company becomes an absorbed company;
(ii)	Proposal for approval of a company split agreement or split plan in which the Company becomes a split company;
(iii)	Proposal for approval of share exchange agreement or share transfer plan in which the Company becomes a wholly-owned subsidiary;
(iv)	Proposal for approval of amendment of the Articles of Incorporation which stipulates that the approval of the Company is required for the acquisition of shares by transfer as the content of all shares issued by the Company; or
(v)	Proposal for approval of amendment of the Articles of Incorporation which provides that approval of the Company is required for the acquisition by transfer of the class of shares that is the object of the stock acquisition rights as the content of that class of shares, or that the Company will acquire all of the shares of this type by a resolution of a general meeting of shareholders.
(9)	Other details of stock acquisition rights

Other details regarding stock acquisition rights shall be determined by the board of directors, which determines the guidelines for offering stock acquisition rights.

Article 3 Deletion of These Supplementary Provisions

These Supplementary Provisions shall be deleted at the close of the first ordinary general meeting of shareholders after the establishment of the Company.

3.	Outline of the Matters Listed in Each Item of Article 206 of the Ordinance for Enforcement of the Companies Act
(1)	Matters concerning the appropriateness of the provisions regarding consideration for share transfer
(a)	Matters concerning the total number for consideration and allocation
(i)	Share transfer ratio

All shareholders of the Bank immediately before the timing of the acquisition by the Holding Company of all issued shares of the Bank under the Share Transfer will receive an allotment of one share of the common stock of the Holding Company per share of common stock of the Bank that they hold.

(ii)	Basis for calculation of the share transfer ratio

The Share Transfer is a sole share transfer to establish a sole parent company of the Bank, and there is no change in the shareholding structure of the Bank or the Holding Company at the time of the Share Transfer; therefore, with the principal concern that no disadvantage be incurred by the shareholders of the Bank, each shareholder will receive an allotment of one share of the common stock of the Holding Company per share of the common stock of the Bank that they hold.

(iii)	Results, method, and basis of a calculation by third-party organization

As stated in (ii) above, the Share Transfer is a sole share transfer by the Bank, and therefore no calculation of the share transfer ratio has been conducted by a third-party organization. In addition, the above share transfer ratio basically involves no change in the value of the shares and is judged to be appropriate.

(iv)	Number of new shares to be delivered through the Share Transfer (subject to change)

37,924,134 shares of common stock

However, if there is a change in the total number of issued shares of the Bank prior to the Share Transfer taking effect, there will also be a change in the above number of new shares to be delivered by the Holding Company. For each treasury share held by the Bank as of the effective date of the Share Transfer, the same number of shares of the common stock of the Holding Company will be allotted. As a result, the Bank will temporarily hold shares of common stock of the Holding Company, which it will dispose of promptly in accordance with laws and regulations.

(b)	Matters concerning the appropriateness of the amount of capital and reserves, etc.

The capital and reserves of the Holding Company established through the Share Transfer are as follows.

Amount of capital	36 billion yen
Amount of capital reserves	9 billion yen
Amount of retained earnings reserves	0 yen

The above capital and reserves are set within the scope of the law and are judged to be appropriate in light of the purpose and scale of the Holding Company and the capital policy and the like after establishment.

(2)	Matters concerning the appropriateness of the provisions relating to stock acquisition rights issued upon the transfer of shares

In the Share Transfer, since the content of the stock acquisition rights of the Holding Company to be delivered to the Stock Acquisition Right Holders of the Bank in exchange for the stock acquisition rights they hold is equivalent to the stock acquisition rights of the Bank, and one Holding Company common share will be allotted for each Bank common share, allocating to Stock Acquisition Right Holders of the Bank one stock acquisition right of the Holding Company for each stock acquisition right of the Bank they hold is judged to be appropriate.

(3)	Matters concerning a wholly owned subsidiaries established by transfer of shares

At present, there has been no significant disposal of assets, significant debt burden, or any other event that has a significant impact on the status of company assets after the last day of the Bank’s most recent business year.

4.	Matters concerning persons who will be directors of the Holding Company (excluding Audit & Supervisory Committee Members)

The persons who will be directors of the Holding Company (excluding Audit & Supervisory Committee Members) are as follows.

Name (Date of birth)	Biography, position and responsibility at the Bank (Significant concurrent positions)	Number of shares of the Bank held	Number of shares of the Holding Company to be allotted
Yukio Murase (December 23, 1956)

[Biography, position and responsibility at the Bank]

April 1979 Joined the Bank

June 1993 General manager, Hong Kong Branch, the Bank

February 1994 General manager, Nagoya Ekimae Branch, the Bank

April 1998 General manager, Human Resources Division, the Bank

June 2004 Managing director, the Bank

June 2009 Senior managing director, the Bank

September 2013 President and CEO, the Bank (current position)

(Representative Director)

[Significant concurrent positions]

Chairman, The Gifu Chamber of Commerce and Industry

[Reason for nomination as candidate for director]

Mr. Yukio Murase has served as an officer in charge of the Bank’s Corporate Planning Division, Business Support Division, Corporate Administration Division, Operational Audit Division and so forth, and has thorough knowledge of overall bank operations.

In addition, he has served as president of the Bank for seven years, is familiar with the Group’s business, and has the requisite qualities and background to carry out the Group’s business management accurately, fairly, and efficiently.

He is proposed as candidate for director based on the determination that he will be able to utilize his abundant work experience and wide range of knowledge and contribute to strengthening the effectiveness of the decision-making function and supervisory function of the Holding Company’s board of directors in order to achieve sustainable growth of the Group and increase value over the medium and long term.

[Special relationships]

There are no special relationships between Mr. Yukio Murase and the Bank, and there are no plans for any special relationship with the Holding Company.

		11,800 shares	11,800 shares

Name (Date of birth)	Biography, position and responsibility at the Bank (Significant concurrent positions)	Number of shares of the Bank held	Number of shares of the Holding Company to be allotted
Naoki Ikeda (April 4, 1957)

[Biography, position and responsibility at the Bank]

April 1980 Joined the Bank

April 2005 General manager, Takayama Branch, the Bank

June 2008 Director and general manager, Nagoya Branch, the Bank

April 2012 Director and general manager, Nagoya Main Office, the Bank

June 2013 Managing director and general manager, Operations Administration Division, the Bank

September 2013 Managing director, the Bank

June 2014 Deputy president, the Bank (current position)

(Representative director)

[Reason for nomination as candidate for director]

Mr. Naoki Ikeda has served as an officer in charge of the Bank’s Corporate Planning Division, Operations Administration Division, Enterprise Support Division, Corporate Administration Division and so forth, and has thorough knowledge of overall bank operations.

In addition, he has served as deputy president of the Bank for seven years, is familiar with the Group’s business, and has the requisite qualities and background to carry out the Group’s business management accurately, fairly, and efficiently.

He is proposed as candidate for director based on the determination that he will be able to utilize his abundant work experience and wide range of knowledge and contribute to strengthening the effectiveness of the decision-making function and supervisory function of the Holding Company’s board of directors in order to achieve sustainable growth of the Group and increase value over the medium and long term.

[Special relationships]

There are no special relationships between Mr. Naoki Ikeda and the Bank, and there are no plans for any special relationship with the Holding Company.

		4,500 shares	4,500 shares

Name (Date of birth)	Biography, position and responsibility at the Bank (Significant concurrent positions)	Number of shares of the Bank held	Number of shares of the Holding Company to be allotted
Akihide Ishiguro (September 19, 1963)

[Biography, position and responsibility at the Bank]

April 1987 Joined the Bank

June 2009 General manager, Tokai Branch, the Bank

October 2011 Manager, Human Resources Division, the Bank

April 2014 Deputy general manager, Human Resources Division, the Bank

June 2016 General manager, Corporate Administration Division, the Bank

June 2017 Executive officer and general manager, Corporate Administration Division, the Bank

June 2018 Director and executive officer and general manager, Corporate Administration Division, the Bank

June 2019 Director and executive officer and general manager, Corporate Planning Division, the Bank

June 2020 Director and managing executive officer (current position)

[Reason for nomination as candidate for director]

Since assuming the position of executive officer of the Bank, Mr. Akihide Ishiguro has been in charge of operations related to human resources and general affairs, and has also served as an officer in charge of the Corporate Planning Division, Digital Reform Division and so forth, and has thorough knowledge of overall bank operations. He is also familiar with the Group’s business and has the requisite qualities and background to carry out the Group’s business management accurately, fairly, and efficiently.

He is proposed as candidate for director based on the determination that he will be able to utilize his abundant work experience and wide range of knowledge and contribute to strengthening the effectiveness of the decision-making function and supervisory function of the Holding Company’s board of directors in order to achieve sustainable growth of the Group and increase value over the medium and long term.

[Special relationships]

There are no special relationships between Mr. Akihide Ishiguro and the Bank, and there are no plans for any special relationship with the Holding Company.

		1,211 shares	1,211 shares

Name (Date of birth)	Biography, position and responsibility at the Bank (Significant concurrent positions)	Number of shares of the Bank held	Number of shares of the Holding Company to be allotted
Yukiyasu Shiraki (January 7, 1963)

[Biography, position and responsibility at the Bank]

April 1985 Joined the Bank

April 2010 General manager, Hashima Branch, the Bank

March 2012 General manager, Kakamigahara Branch, the Bank

June 2014 Executive officer and general manager, Ichinomiya Branch, the Bank

June 2016 Managing executive officer and chief general manager, Aichi Business Division, the Bank

June 2017 Director and managing executive officer and chief general manager, Aichi Business Division, and deputy chief general manager, Business Integration Division, the Bank

April 2019 Director and managing executive officer and chief general manager, Business Integration Division, the Bank

April 2021 Director and managing executive officer and chief general manager, Business Support Division (current position)

[Reason for nomination as candidate for director]

Since assuming the position of executive officer of the Bank, Mr. Yukiyasu Shiraki has managed a business division and the corporate and personal business operations, and has also served as manager of major branches and an officer in charge of the Business Support Division and so forth, and has thorough knowledge of overall bank operations. He is also familiar with the Group’s business and has the requisite qualities and background to carry out the Group’s business management accurately, fairly, and efficiently.

He is proposed as candidate for director based on the determination that he will be able to utilize his abundant work experience and wide range of knowledge and contribute to strengthening the effectiveness of the decision-making function and supervisory function of the Holding Company’s board of directors in order to achieve sustainable growth of the Group and increase value over the medium and long term.

[Special relationships]

There are no special relationships between Mr. Yukiyasu Shiraki and the Bank, and there are no plans for any special relationship with the Holding Company.

		1,261 shares	1,261 shares

Name (Date of birth)	Biography, position and responsibility at the Bank (Significant concurrent positions)	Number of shares of the Bank held	Number of shares of the Holding Company to be allotted
Shin Mishima (July 20, 1964)

[Biography, position and responsibility at the Bank]

April 1987 Joined the Bank

January 2010 Manager, Risk Control Division, the Bank

October 2015 General manager, Sohara Branch, the Bank

June 2017 General manager, Risk Management Division, the Bank

June 2018 Executive officer and general manager, Risk Management Division, and head, Anti-Money Laundering Office, the Bank

January 2019 Executive officer and general manager, Risk Management Division, the Bank

June 2019 Director and executive officer and general manager, Risk Management Division, the Bank

November 2019 Director and executive officer and general manager, Operations Administration Division, the Bank

October 2020 Director and managing executive officer (current position)

[Reason for nomination as candidate for director]

Since assuming the position of executive officer at the Bank, Mr. Shin Mishima has been in charge of the Risk Management Division and Operations Administration Division, has a wealth of experience in branch operations, and has also served as an officer in charge of the Risk Management Division, Market Operations Division, and Operational Audit Division, and has thorough knowledge of overall bank operations. He is also familiar with the Group’s business and has the requisite qualities and background to carry out the Group’s business management accurately, fairly, and efficiently.

He is proposed as candidate for director based on the determination that he will be able to utilize his abundant work experience and wide range of knowledge and contribute to strengthening the effectiveness of the decision-making function and supervisory function of the Holding Company’s board of directors in order to achieve sustainable growth of the Group and increase value over the medium and long term.

[Special relationships]

There are no special relationships between Mr. Shin Mishima and the Bank, and there are no plans for any special relationship with the Holding Company.

		877 shares	877 shares

Name (Date of birth)	Biography, position and responsibility at the Bank (Significant concurrent positions)	Number of shares of the Bank held	Number of shares of the Holding Company to be allotted
Hiroyuki Ota (April 3, 1960)

[Biography, position and responsibility at the Bank]

April 1983 Joined the Bank

June 2009 General manager, Corporate Business Division

June 2010 Director and corporate secretary, the Bank

June 2013 Director and general manager, Toyota Branch, the Bank

April 2014 Director and general manager, Business Planning Division, the Bank

June 2014 Managing director and general manager, Business Planning Division, the Bank

June 2016 Director and managing executive officer, the Bank

December 2018 Director and senior managing executive officer, the Bank

June 2019 Juroku Tokai Tokyo Securities Co., Ltd. president and representative director (current position)

[Reason for nomination as candidate for director]

Since assuming the position of director at the Bank, Mr. Hiroyuki Ota has been in charge of business support operations and has abundant experience in corporate and international business, and after working as an officer in charge of the Corporate Planning Division, Operations Administration Division, and so forth is currently serving as representative director and president of Juroku Tokai Tokyo Securities Co., Ltd. since 2019. He is familiar with the Group’s business, and has the requisite qualities and background to carry out the Group’s business management accurately, fairly, and efficiently.

He is proposed as candidate for director based on the determination that he will be able to utilize his abundant work experience and wide range of knowledge and contribute to strengthening the effectiveness of the decision-making function and supervisory function of the Holding Company’s board of directors in order to achieve sustainable growth of the Group and increase value over the medium and long term.

[Special relationships]

There are no special relationships between Mr. Hiroyuki Ota and the Bank, and there are no plans for any special relationship with the Holding Company.

		9,080 shares	9,080 shares

Name (Date of birth)	Biography, position and responsibility at the Bank (Significant concurrent positions)	Number of shares of the Bank held	Number of shares of the Holding Company to be allotted
Kikuo Asano (February 13, 1959)

[Biography, position and responsibility at the Bank]

April 1982 Joined Meiji Life Insurance Company

April 2005 General manager, Profit Management & Actuarial Department, Meiji Yasuda Life Insurance Company (hereinafter “Meiji Yasuda Life Insurance”)

April 2012 Executive officer and general manager, Profit Management & Actuarial Department, Meiji Yasuda Life Insurance

April 2013 Executive officer, Meiji Yasuda Life Insurance

July 2013 Managing executive officer, Meiji Yasuda Life Insurance

April 2015 Senior managing executive officer, Meiji Yasuda Life Insurance

April 2017 President and representative director, Meiji Yasuda Real Estate Management Company Limited (current position)

June 2019 Director, the Bank (current position)

[Significant concurrent positions]

President and representative director, Meiji Yasuda Real Estate Management Company Limited

[Reason for nomination as candidate for outside director, expected role, etc.]

After serving as senior managing executive officer of Meiji Yasuda Life Insurance, he has been involved in management as president and representative director of Meiji Yasuda Real Estate Management Company Limited since 2017, and has a wealth of experience and extensive insight in the financial field.

He has been an outside director of the Bank since 2019, and is proposed as a candidate for outside director based on the determination that he will be able to continue to utilize his abundant business experience and wide-ranging knowledge to contribute to further ensuring transparency and fairness of decision-making at the Holding Company’s board of directors from an objective standpoint independent of management and further strengthening the supervisory function in order to achieve sustainable growth of the Group and increase value over the medium to long term.

[Special relationships]

There are no special relationships between Mr. Kikuo Asano and the Bank, and there are no plans for any special relationship with the Holding Company.

		0 shares	0 shares

Name (Date of birth)	Biography, position and responsibility at the Bank (Significant concurrent positions)	Number of shares of the Bank held	Number of shares of the Holding Company to be allotted
Satoko Ito (July 3, 1967)

[Biography, position and responsibility at the Bank]

October 1989 Started activities as an anchorperson for news and information programs

April 2010 Visiting professor, Graduate Institute for Entrepreneurial Studies (current position)

April 2015 Part-time lecturer, Niigata University (current position)

June 2020 Director, the Bank (current position)

[Significant concurrent positions]

Outside director, Sekisui Jushi Corporation

Outside auditor, Mitani Sangyo Co., Ltd.

[Reason for nomination as candidate for outside director, expected role, etc.]

As a news and information anchorperson and university professor, she has a wealth of experience and extensive insight in fields such as the environment, energy, and regional revitalization.

Although she has not been involved in company management in the past other than as an outside director or corporate auditor, she has been an outside director of the Bank since 2020, and is proposed as candidate for outside director based on the determination that she will be able to continue to utilize her abundant business experience and wide-ranging knowledge to contribute to further ensuring transparency and fairness of decision-making at the Holding Company’s board of directors from an objective standpoint independent of management and further strengthening the supervisory function in order to achieve sustainable growth of the Group and increase value over the medium to long term.

[Special relationships]

There are no special relationships between Ms. Satoko Ito and the Bank, and there are no plans for any special relationship with the Holding Company.

		0 shares	0 shares

Notes:	1.	The number of shares of the Bank held is stated based on the ownership status as of March 31, 2021, and the number of shares of the Holding Company to be allotted is stated based on this ownership status, taking into account the share transfer ratio. Therefore, the number of shares of the Holding Company actually allocated may change depending on the ownership status up until just before the establishment date of the Holding Company.
	2.	Mr. Kikuo Asano and Ms. Satoko Ito are candidates for outside director of the Holding Company. In addition, they are also candidates for independent officers pursuant to the provisions of the Tokyo Stock Exchange and the Nagoya Stock Exchange, and if they are appointed, the exchanges will be notified thereof.

3.	The number of years since the candidates for outside director of the Holding Company were appointed as outside director of the Bank are as follows.
(1)	Mr. Kikuo Asano is currently an outside director of the Bank, and upon the conclusion of this general meeting of shareholders will have served as an outside director of the Bank for two years.
(2)	Ms. Satoko Ito is currently an outside director of the Bank, and upon the conclusion of this general meeting of shareholders will have served as an outside director of the Bank for one year.
4.	If this proposal is approved and passed, the Holding Company intends to execute agreements with Mr. Kikuo Asano and Ms. Satoko Ito based on Article 427.1 of the Companies Act to limit the liability for damages under Article 423.1 of the Act, and the maximum amount of liability for damages based on the agreements will be the minimum amount of liability stipulated by law.
5.	If this proposal is approved and passed, the Holding Company will execute a company officer liability insurance contract with an insurance company as stipulated in Article 430-3, Paragraph 1 of the Companies Act. The insurance contract will cover damages, legal costs, etc., incurred by the insured due to a claim for damages caused by the insured’s actions based on the position of an officer of the company and the like, and the Holding Company will bear all the insurance premiums of the insured. Each candidate for director (excluding Audit & Supervisory Committee Members) who is appointed as a director and takes office will be the insured under said insurance contract.
6.	Mr. Kikuo Asano and Ms. Satoko Ito are candidates for outside director of the Bank at this general meeting of shareholders, but if they are appointed as outside directors of the Bank by Proposal No. 2 and this Proposal No. 4 is approved and passed, they plan to resign as outside director of the Bank on the day before the effective date of the Share Transfer Plan (scheduled for September 30, 2021).

5.	Matters concerning persons who will be directors who are Audit & Supervisory Committee Members

The persons who will be directors who are Audit & Supervisory Committee Members of the Holding Company are as follows.

Name (Date of birth)	Biography, position and responsibility at the Bank (Significant concurrent positions)	Number of shares of the Bank held	Number of shares of the Holding Company to be allotted
Naohiko Ishikawa (April 24, 1963)

[Biography, position and responsibility at the Bank]

April 1986 Joined the Bank

June 2004 General manager, Tokai Branch, the Bank

June 2007 General manager, Uchidabashi Branch, the Bank

April 2009 Office manager, Corporate Planning Division, the Bank

June 2014 Corporate secretary, Secretariat, the Bank

June 2016 Executive officer and general manager, Head Office Business Division, the Bank

June 2018 Full-time auditor, the Bank (current position)

[Reason for nomination as candidate for director]

Mr. Naohiko Ishikawa has served as executive officer and Head Office Business Division general manager as well as in core operations such as corporate planning and secretarial operations, and has thorough knowledge of overall bank operations. He is also familiar with the Group’s business and has the requisite qualities and background to carry out the Group’s business management accurately, fairly, and efficiently.

He has been a full-time auditor of the Bank since 2018, and is proposed as candidate for director and Audit & Supervisory Committee Member based on the determination that he will be able to continue to utilize his abundant business experience and wide-ranging knowledge to contribute to further ensuring transparency and fairness of decision-making at the Holding Company’s board of directors from an objective standpoint independent of management and further strengthening the supervisory function in order to achieve sustainable growth of the Group and increase value over the medium to long term.

[Special relationships]

There are no special relationships between Mr. Naohiko Ishikawa and the Bank, and there are no plans for any special relationship with the Holding Company.

		3,647 shares	3,647 shares

Name (Date of birth)	Biography, position and responsibility at the Bank (Significant concurrent positions)	Number of shares of the Bank held	Number of shares of the Holding Company to be allotted
Shinji Ishihara (November 3, 1954)

[Biography, position and responsibility at the Bank]

April 1985 Registered as an attorney-at-law and joined Ishihara Law Office

August 2011 Managing partner, Ishihara Law Office (current position)

April 2016 Chairman, Aichi Bar Association and vice chairman, Japan Federation of Bar Associations

June 2018 Auditor, the Bank (current position)

[Significant concurrent positions]

Managing partner, Ishihara Law Office

Outside director (Audit & Supervisory Committee Member), Otake Corporation

Outside director, Yahagi Construction Co., Ltd.

[Reason for nomination as candidate for outside director, expected role, etc.]

As a lawyer, he has a wealth of experience and specialized knowledge of legal affairs in general.

Although he has not been involved in company management in the past other than as an outside director or outside corporate auditor, he is currently serving as the managing partner of Ishihara Law Office since 2011 and has been an outside auditor of the Bank since 2018, and is proposed as candidate for outside director and Audit & Supervisory Committee Member based on the determination that he will be able to continue to utilize his abundant business experience and wide-ranging knowledge to contribute to further ensuring transparency and fairness of decision-making at the Holding Company’s board of directors from an objective standpoint independent of management and further strengthening the supervisory function in order to achieve sustainable growth of the Group and increase value over the medium to long term.

[Special relationships]

There are no special relationships between Mr. Shinji Ishihara and the Bank, and there are no plans for any special relationship with the Holding Company.

		0 shares	0 shares

Name (Date of birth)	Biography, position and responsibility at the Bank (Significant concurrent positions)	Number of shares of the Bank held	Number of shares of the Holding Company to be allotted
Satoe Tsuge (March 9, 1968)

[Biography]

April 1990 Joined Tohmatsu & Co. (currently Deloitte Touche Tohmatsu LLC) Nagoya Office

April 1995 Registered as a certified public accountant

January 1999 Representative, Tsuge CPA Office (current position)

June 2007 Representative director, La Vida Planning Co., Ltd. (current position)

[Significant concurrent positions]

Representative, Tsuge CPA Office

Representative director, La Vida Planning Co., Ltd.

Outside director, Aisan Industry Co., Ltd.

Outside director (Audit & Supervisory Committee Member), Hoshizaki Corporation

[Reason for nomination as candidate for outside director, expected role, etc.]

As a certified public accountant, she has expertise in finance and accounting. More than 20 years have passed since she left Deloitte Touche Tohmatsu LLC, the accounting auditor of the Bank, and she is currently the representative of Tsuge CPA Office, which was established in 1999, and the representative director of La Vida Planning Co., Ltd., which was established in 2007.

She is proposed as candidate for director and Audit & Supervisory Committee Member based on the determination that she will be able to utilize her abundant business experience and wide-ranging knowledge to contribute to further ensuring transparency and fairness of decision-making at the Holding Company’s board of directors from an objective standpoint independent of management and further strengthening the supervisory function in order to achieve sustainable growth of the Group and increase value over the medium to long term.

[Special relationships]

There are no special relationships between Ms. Satoe Tsuge and the Bank, and there are no plans for any special relationship with the Holding Company.

		0 shares	0 shares

Notes:	1.	The number of shares of the Bank held is stated based on the ownership status as of March 31, 2021, and the number of shares of the Holding Company to be allotted is stated based on this ownership status, taking into account the share transfer ratio. Therefore, the number of shares of the Holding Company actually allocated may change depending on the ownership status up until just before the establishment date of the Holding Company.
	2.	Mr. Shinji Ishihara and Ms. Satoe Tsuge are candidates for outside director of the Holding Company. In addition, they are also candidates for independent officers pursuant to the provisions of the Tokyo Stock Exchange and the Nagoya Stock Exchange, and if they are appointed, the exchanges will be notified thereof.
3.	The number of years since the candidates for outside director of the Holding Company have been appointed as outside director (or outside auditor) of the Bank are as follows.
Mr. Shinji Ishihara is currently an outside auditor of the Bank, and upon the conclusion of this general meeting of shareholders will have served as an outside auditor of the Bank for three years.
4.	If this proposal is approved and passed, the Holding Company intends to execute agreements with Mr. Shinji Ishihara and Ms. Satoe Tsuge based on Article 427.1 of the Companies Act to limit the liability for damages under Article 423.1 of the Act, and the maximum amount of liability for damages based on the agreements will be the minimum amount of liability stipulated by law.
5.	If this proposal is approved and passed, the Holding Company will execute a company officer liability insurance contract with an insurance company as stipulated in Article 430-3, Paragraph 1 of the Companies Act. The insurance contract will cover damages, legal costs, etc., incurred by the insured due to a claim for damages caused by the insured’s actions based on the position of an officer of the company and the like, and the Holding Company will bear all the insurance premiums of the insured. Each candidate for director who is an Audit & Supervisory Committee Member who is appointed as a director and takes office will be the insured under said insurance contract.
6.	Mr. Naohiko Ishikawa is currently an auditor of the Bank and Mr. Shinji Ishihara is currently an outside auditor of the Bank, but if this proposal is approved and passed, they plan to resign as auditor and outside auditor of the Bank on the day before the effective date of the Share Transfer Plan (scheduled for September 30, 2021).

6.	Matters concerning the person who will be substitute director and Audit & Supervisory Committee Member

The person who will be substitute director and Audit & Supervisory Committee Member of the Holding Company is as follows.

Name (Date of birth)	Biography, position and responsibility at the Bank (Significant concurrent positions)	Number of shares of the Bank held	Number of shares of the Holding Company to be allotted
Akitsuyu Ogawa (July 3, 1971)

[Biography]

April 2000 Registered as attorney at law (Saitama Prefecture)

JoinedShimizu Sogo Law Office

October 2005 Registered as attorney at law (Aichi Prefecture)

October 2008 Registered as patent attorney

April 2009 Joined Keimei Law Office (partner)

May 2013 Sakura Godo/Sakura International Patent Law Firm (partner)

April 2019 President, Akitsuyu International and Patent Law Office (current position)

[Significant concurrent positions]

President, Akitsuyu International and Patent Law Office

Associate professor (Business Law), Business School, Nagoya University of Commerce & Business

[Reason for nomination as candidate for substitute outside director, expected role, etc.]

He has abundant experience as a lawyer and patent attorney and specialized knowledge on general legal affairs and general intellectual property.

Although he has no past experience being directly involved in the management of a company, he is proposed as candidate for substitute outside director and Audit & Supervisory Committee Member based on the determination that he will be able to utilize his abundant experience and wide-ranging knowledge to contribute to further ensuring transparency and fairness of audits regarding the legality of the execution of duties by the Holding Company’s board of directors from an objective standpoint independent of management and further strengthening the supervisory function in order to achieve sustainable growth of the Group and increase value over the medium to long term.

[Special relationships]

There are no special relationships between Mr. Akitsuyu Ogawa and the Bank, and there are no plans for any special relationship with the Holding Company.

		0 shares	0 shares

Notes:	1.	The number of shares of the Bank held is stated based on the ownership status as of March 31, 2021, and the number of shares of the Holding Company to be allotted is stated based on this ownership status, taking into account the share transfer ratio. Therefore, the number of shares of the Holding Company actually allocated may change depending on the ownership status up until just before the establishment date of the Holding Company.
	2.	Mr. Akitsuyu Ogawa is a candidate for substitute outside director of the Holding Company. In addition, he is also a candidate for independent officer pursuant to the provisions of the Tokyo Stock Exchange and the Nagoya Stock Exchange, and if he is appointed, the exchanges will be notified thereof.
3.	If this proposal is approved and passed and Mr. Akitsuyu Ogawa is appointed as outside director of the Holding Company, the Holding Company intends to execute an agreement with Mr. Akitsuyu Ogawa based on Article 427.1 of the Companies Act to limit the liability for damages under Article 423.1 of the Act, and the maximum amount of liability for damages based on the agreement will be the minimum amount of liability stipulated by law.
4.	If this proposal is approved and passed and Mr. Akitsuyu Ogawa is appointed as outside director of the Holding Company, the Holding Company will execute a company officer liability insurance contract with an insurance company as stipulated in Article 430-3, Paragraph 1 of the Companies Act with Mr. Akitsuyu Ogawa as the insured. The insurance contract will cover damages, legal costs, etc., incurred by the insured due to a claim for damages caused by the insured’s actions based on the position of an officer of the company and the like, and the Holding Company will bear all the insurance premiums of the insured.

7.	Matters concerning the entity that will be the accounting auditor of the Holding Company

The entity that will be the accounting auditor of the Holding Company is as follows.

Name	Deloitte Touche Tohmatsu LLC
Location of main office	2-3 Marunouchi 3-chome, Chiyoda-ku, Tokyo Marunouchi Nijubashi Building
History

May 1968 Established as Tohmatsu Awoki & Co.

May 1975 Joined Touche Ross International Alliance (now Deloitte Touche Tohmatsu Limited)

February 1990 Renamed as Tohmatsu & Co.

July 2009 Tohmatsu & Co. reorganized as a Limited Liability Audit Corporation and renamed as Deloitte Touche Tohmatsu LLC

Companies audited	3,296 (as of end-May 2020)
Stated capital	1,077 million yen (as of end-February 2021)
	6,851 (as of end-August 2020)
	Partners (CPAs)	510
	Specified Partners	56
	Staff CPAs	2,757
Employees	Certified accountant exam passers, etc. (including assistant accountants)	1,133
	Other specialists	2,238
	Clerical	157
	Total	6,851

Note: Deloitte Touche Tohmatsu LLC was selected as a candidate for accounting auditor of the Holding Company because it was judged to be suitable as a result of a comprehensive consideration of its ability to perform its duties due to its size, experience, and so forth, as well as its independence and internal control system.

The accompanying presentation Transformation to a Holding Company Structure 1. Background and Objectives of Transition to Holding Company Structure ---------------------- 2. Outline of the Holding Company ------------- 3. Group Management Philosophy -------------- 4. Group Structure -------------------------------- 5. Holding Company's Governance System ---- 6. Management Plan(Outline) ------------------- 7. Transition Schedule --------------------------- 8. QandA Concerning the Transition--------------- P1 P3 P4 P5 P6 P7 P8 P9 Inquiries Please contact the number below for questions about administration of stock. Shareholder Registry Administrator Mitsubishi UFJ Trust and Banking Corporation Transfer Agent Department 0120-232-711 (Hours of operation: M-F 9:00-17:00 except for national holidays) The transition to a holding company structure is subject to approval of the proposals at the general meeting of stockholders and approvals and the like by relevant authorities. This document is not part of the Reference Documents for the General Meeting of Shareholders. Please refer to the Notice of Convocation of the General Meeting of Shareholders for information on how to exercise your right to vote. The information in this document is subject to revision and change without notice.

1 Background and Objectives of Transition to Holding Company Structure As a financial institution with its operating base in Gifu and Aichi prefectures, the Bank's aim has been to become a comprehensive financial group that builds a future with its local communities and achieves sustainable growth with local economies by creating common value through engagement in dialogue with local communities. At the same time, there have been major changes in the business environment surrounding regional financial institutions, such as the ongoing low-interest policy and intensifying competition across industries and business categories. In order to contribute to a sustainable society, regional financial institutions must transform their business models to adapt to deregulation. For these reasons, the Group has decided to transition to a holding company structure in order to expand our business domain such as by establishing new businesses, strengthen collaboration and optimize the allocation of resources within the Group by reforming the thinking and behavior of our officers and employees, enhance auditing and supervisory functions, and accelerate business execution. Under the holding company structure, the Group will work to enhance corporate value by creating a business structure that can respond flexibly to changes in the business environment in order to support our customers' businesses, in which the Group's management resources are concentrated, and fulfil our obligations toward sustainable regional growth. Our History Mar. 1975 Aug. 1982 Sep. 2012 June 2013 June 2019 Apr. 2021 Oct. 2021 Juroku Lease established Juroku Diamond Credit established (now Juroku Card) Merger with Gifu Bank Juroku Research Institute established Juroku Tokai Tokyo Securities commencement of operations NOBUNAGA Capital Village established Transition to holding company structure 1 Objectives of Transition to Holding Company Structure 1. Expand business domain 2. Optimize allocation of Group management resources 3. Enhance auditing and supervisory functions and accelerate business execution Change in market scale Transformation of business model Change in society Respond flexibly to change in environment Creation of common value Resolving challenges for customers and local communities Enhancing corporate value Sustainable regional growth 2

2 Outline of the Holding Company Trade name Juroku Financial Group, Inc. Head office location 8-26 Kandamachi, Gifu-shi, Gifu Representatives and board members (subject to change) Representative Director and Chairman Yukio Murase (currently President and CEO of The Juroku Bank) Representative Director and President Naoki Ikeda (currently Deputy President of The Juroku Bank) Director and Deputy President Akihide Ishiguro (currently Director and Managing Executive Officer of The Juroku Bank) Director Yukiyasu Shiraki (currently Director and Managing Executive Officer of The Juroku Bank) Director Shin Mishima (currently Director and Managing Executive Officer of The Juroku Bank) Director Hiroyuki Ota (currently Director and President of Juroku Tokai Tokyo Securities) Director Kikuo Asano (currently Outside Director of The Juroku Bank) Director Satoko Ito (currently Outside Director of The Juroku Bank) Director (Audit and Supervisory Committee Member) Naohiko Ishikawa (currently Standing Audit and Supervisory Board Member of The Juroku Bank) Director (Audit and Supervisory Committee Member) Shinji Ishihara (currently Outside Audit and Supervisory Board Member of The Juroku Bank) Director (Audit and Supervisory Committee Member) Satoe Tsuge Description of business Banking business and management of companies that can be held as subsidiaries pursuant to the Banking Act, and all other business incidental or related thereto; Other business that can be conducted by the holding company of a bank pursuant to the Banking Act Stated capital JPY 36,000 million Date of establishment October 1, 2021 Fiscal year end March 31 Securities exchanges on which shares are listed Tokyo Stock Exchange and Nagoya Stock Exchange Number of shares per unit 100 Accounting auditor Deloitte Touche Tohmatsu LLC Shareholder register administrator Mitsubishi UFJ Trust and Banking Corporation 3 3 Group Management Philosophy Our group management philosophy is inherited from the basic philosophy of The Juroku Bank, and represents the fundamental spirit of Juroku Financial Group and the foundation for all of our officers' and employees' activities. It consists of three parts: Mission, Vision, and Values. When putting our philosophy into practice, the specific conduct of our staff is governed by the Code of Conduct. Group Management Philosophy mission Achieving growth and prosperity for our customers and the local community vision We seek to become a comprehensive financial group that builds a future with local communities and achieves sustainable growth in order to contribute to the realization of a sustainable society. value Trust and Integrity We will act with integrity to secure the trust and business of our customers and the local community Creation and Innovation We will respond to every change with innovation and determination, and create new value for the next generation. Diversity and Inclusion We will maximize our group's strengths by embracing individuality and leveraging diversity. Code of Conduct code of conduct Engagement Cycle Taking on the challenges faced by our customers and local communities, and resolving them together Juroku Financial Group: Creating the future of the region together 4

4 Group Structure Step 1: The Holding Company will be established through a sole share transfer effective October 1, 2021, pursuant to which the Bank will become a wholly owned subsidiary company of the Holding Company. Step 2: Six consolidated subsidiary companies of the Bank (i.e., Juroku Research Institute Co., Ltd., Juroku Tokai Tokyo Securities Co., Ltd., Juroku Card Co., Ltd., Juroku Lease Co., Ltd., Juroku Computer Service Co., Ltd., and NOBUNAGA Capital Village Co., Ltd.) are expected to be reorganized with the Holding Company as the direct investing company, with the aim of enhancing collaboration within the group. Before Establishment of the Holding Company (Current structure) Step 1: Sole Share Transfer (Establishment of the Holding Company) Step 2: Transfer of Bank Shareholdings (After Establishment of the Holding Company) The Juroku Bank Juroku Business Service Juroku Research Institute Juroku Tokai Tokyo Securities Juroku Card Juroku Lease Juroku Computer Service Juroku Credit Guarantee NOBUNAGA Capital Village Juroku Financial Group The Juroku Bank Juroku Business Service Juroku Research Institute Juroku Tokai Tokyo Securities Juroku Card Juroku Lease Juroku Computer Service Juroku Credit Guarantee NOBUNAGA Capital Village Enhanced group collaboration Juroku Financial Group The Juroku Bank Juroku Business Service Juroku Credit Guarantee Juroku Research Institute Juroku Tokai Tokyo Securities Juroku Card Juroku Lease Juroku Computer Service NOBUNAGA Capital Village 5 5 Holding Company's Governance System The Holding Company will be a company with an audit and supervisory committee, strengthening not only the decision-making function, but also the auditing and supervisory function of the board of directors. We will also further enhance our corporate governance by working to monitor the execution of business, risk management, and compliance of group companies and to construct a group-wide management system. Each group company will propose a business plan based on the group-wide management policy established by the Holding Company, and work to carry out its business efficiently through swift business decision-making and faster business execution. Corporate Governance Under the Holding Company Structure Juroku Financial Group, Inc. Management meeting Personal affairs committee Compensation committee Consults with Advises Shareholder meeting Elects/dismisses Board of directors Audit and supervisory committee Elects/dismisses Collaborates with Group management meeting Direct, receives reports from Collaborates with Audit and supervisory committee office Audits Accounting auditor Group risk compliance meeting Group management division Group planning division Group risk division Group sales division Audits Group management and auditing department Collaborates with Group companies Instructs and manages Reports to and consults with Audits The Juroku Bank Instructs and manages Reports to and consults with The Juroku Bank subsidiary companies Juroku Business Service, Juroku Credit Guarantee Audits Other subsidiary companies Juroku Research Institute, Juroku Tokai Tokyo Securities, Juroku Card, Juroku Lease, Juroku Computer Service, NOBUNAGA Capital Village 6

6 Management Plan (Outline) Juroku Financial Group seeks to maximize synergies through its three group strategies, with "expand business domain" and "respond to diversifying needs" as its growth drivers, "to become a comprehensive financial group that builds a future with local communities and achieves sustainable growth." Group Strategy Outline Improve usability and productivity Leveraging digital technology and data in customer marketing Accelerating digitalization of operations to create active time and enhance value Customer-first marketing strategy Further leverage problem-solving power Leveraging consulting functions by concentrating group management resources Proposing diverse solutions to challenges Expand business domain Respond to diversifying needs DX strategy Regional commitment strategy Regional total design Playing a central role in regional revitalization by expanding business domain Redoubling efforts by all group officers and employees toward SDGs and regional revitalization Customer-first marketing strategy -Further leverage problem-solving power - Based on the principle of customer-first marketing, we will create common value with our customers and the local community by leveraging consulting functions through the concentration of group management resources and proposing diverse solutions to challenges. DX strategy Improve usability and productivity - We will leverage digital technology and data through alliances within and outside the group for marketing to customers, accelerating digitalization of operations to create active time, and engage our officers and employees in high value-added activities. Regional commitment strategy -Regional total design - We will redouble efforts by all group officers and employees toward SDGs and regional revitalization to realize a sustainable society, and play a central role in regional revitalization in our management bases in Gifu and Aichi prefectures by expanding our business domain. 7 7 Transition Schedule Juroku Financial Group is scheduled to be listed on the First Sections of the Tokyo Stock Exchange and Nagoya Stock Exchange on October 1, 2021, pursuant to the following schedule. Friday, June 18, 2021 Annual General Meeting of Shareholders (Submission of proposal for transition to holding company structure) Tuesday, September 28, 2021 Last trading day of shares in The Juroku Bank Wednesday, September 29, 2021 Delisting of shares in The Juroku Bank (No trading on September 29 and 30) Friday, October 1, 2021 Effective date of the share transfer Establishment of Juroku Financial Group Trading of shares in Juroku Financial Group commences 8

8 QandA Concerning the Transition What is a transfer of shares? A transfer of shares is when one or more stock companies cause all of its issued shares to be acquired by a newly incorporated stock company. In our case, this means that all of The Juroku Bank shares will be acquired by Juroku Financial Group and our shareholders will be issued Juroku Financial Group shares instead. What will happen to The Juroku Bank shares that I own? If you continue holding your shares, each Juroku Bank share you have will automatically be allocated to you as one Juroku Financial Group share on October 1, 2021 (Friday). For how long can I still trade The Juroku Bank shares on the stock exchange? Will there be a day I can't trade due to the transfer of shares? You can trade The Juroku Bank shares up to September 28, 2021 (Tuesday). Please keep in mind you will not be able to trade on September 29 (Wednesday) or 30 (Thursday). When will I be able to start trading Juroku Financial Group shares? Juroku Financial Group shares will be available to trade from October 1, 2021 (Friday). 9 What will happen to the interim dividend at the end of September 2021? We plan on paying interim dividends from The Juroku Bank this December to those who are currently registered or documented in The Juroku Bank shareholder register as of the end of September 2021. Are there any required procedures for the transfer of shares? You are not required to follow any special procedures if you continue holding your shares, since Juroku Financial Group shares will be automatically allocated on October 1, 2021 (Friday). What will happen to shareholder benefits? We are considering the implementation of shareholder benefits with the same details as before for the holding company, based on a holding company structure created by share transfer. We will inform you of the details at a future date. We also plan to implement the Winter Special Shareholder Benefits for shareholders who hold over 500 shares with The Juroku Bank at the end of September 2021 as usual. What will happen to the deposits and loans I currently have with The Juroku Bank? The Juroku Bank will be a 100 percent subsidiary of Juroku Financial Group as a result of the transition to a holding company structure, but it will have no impact on our customers' deposits or loans. You can continue making transactions as you have been doing with The Juroku Bank. What will happen to the securities code? When the holding company gets listed, it will change from the current Juroku Bank securities code of 8356. We will provide more details at a future date. 10

The 246th Annual	Appendix

Notice of Convocation of the General Meeting of Shareholders

Reference Documents for the General Meeting of Shareholders

Proposal No. 4 Establishment of a Wholly-Owning Parent Company Through Share Transfer

Details of the Stock Acquisition Rights

(Notice of Convocation P.23 Share Transfer Plan Appendix 2-(1)-1 to Appendix 2-(8)-2)

The Juroku Bank, Ltd.

Securities Code: 8356

Share Transfer Plan Appendix 2-(1)-1

First stock acquisition rights of The Juroku Bank, Ltd.

1.	Name of the stock acquisition rights

First stock acquisition rights of The Juroku Bank, Ltd.

2.	Class and quantity of shares underlying the stock acquisition rights

The type of shares for which the stock acquisition rights are intended shall be the common stock of the Bank, and the number of shares for the purpose of each stock acquisition right (the “Number of Shares Granted”) shall be 100.

Additionally, after the day of the allotment of the stock acquisition rights (the “Allotment Date”) in 6. below, if the Bank conducts a stock split for its common shares (including allotment of common shares without contribution; hereinafter the same for stock splits) or in the event of reverse stock split, the Number of Shares Granted shall be adjusted according to the following formula. However, such adjustment should be made only to the number of shares for stock acquisition rights not yet exercised at this time, with any fractions less than one share after adjustment discarded.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment x ratio of stock split or reverse stock split

The Number of Shares Granted after adjustment in the case of a stock split shall be applied after the day following the record date of the stock split (or if no record date is determined, then the effective date), or in the case of a reverse stock split, after the effective date of the said reverse stock split. However, if a stock split is made under the condition that a proposal to increase the capital or the reserve by reducing the surplus shall be approved at the Bank’s general meeting of shareholders, and if the record date of such stock split is set for a day prior to the close of said general meeting of shareholders, the Number of Shares Granted after adjustment shall become applicable on the day following the close of said general meeting of shareholders and thereafter.

In addition to the above, if the Bank undergoes a merger, company split, share exchange, or the like after the allotment date that makes it necessary to adjust the Number of Shares Granted, the board of directors of the Bank may make necessary adjustments to the Number of Shares Granted.

3.	Paid-in amount of the stock acquisition rights

The paid-in amount of the stock acquisition rights shall be the fair appraisal value of each share of stock option calculated by the Black-Scholes model multiplied by the Number of Shares Granted on the date the stock acquisition rights are granted.

Instead of paying the paid-in amount, the person to whom the stock acquisition right is granted (the “Stock Acquisition Rights Holder”) shall set off with compensation receivable from the Bank.

4.	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon the exercise of a stock acquisition right shall be one yen per share that will be issued or transferred by exercising the stock acquisition right, multiplied by the Number of Shares Granted.

5.	Matters relating to stated capital and capital reserves that will be increased when shares are issued following the exercise of stock acquisition rights
(1)	The amount of capital to be increased when shares are issued upon exercise of stock acquisition rights shall be half the amount of the upper limit for an increase in capital or the like that is calculated in accordance with Article 17, Paragraph 1 of the Regulations on Corporate Accounting. Should any amount be less than one yen, it shall be rounded up to the nearest yen.
(2)	The amount of capital reserve to be increased when shares are issued upon the exercise of stock acquisition rights shall be the upper limit for an increase in capital or the like described in the preceding subparagraph (1) less the amount of increased capital specified in the preceding subparagraph (1).

6.	Allotment Date of the stock acquisition rights

July 23, 2013

7.	Exercisable period of the stock acquisition rights

Shall be from July 24, 2013 to July 23, 2043.

However, if the last day of the exercisable period falls on a holiday of the Bank, the preceding business day shall be the last day.

8.	Terms of exercising stock acquisition rights
(1)	The Stock Acquisition Rights Holder may only exercise stock acquisition rights all together within 10 days from the day following the day of losing a position as a director of the Bank (if the 10th day falls on a holiday, by the following business day).
(2)	If the Stock Acquisition Rights Holder dies, the heir of the Stock Acquisition Rights Holder may exercise the stock acquisition rights only up to the day when one year has passed from the day following the day when the decedent died.

Share Transfer Plan Appendix 2-(1)-1

9.	Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Bank’s board of directors is required to acquire stock acquisition rights by transfer.

10.	Provisions for acquisition of stock acquisition rights
(1)	If stock acquisition rights become unable to be exercised due to the provisions of 8. above or the stock acquisition rights allotment agreement before the Stock Acquisition Rights Holder exercises the stock acquisition rights, the Bank may acquire the stock acquisition rights free of charge.
(2)	If any of the following proposals (a), (b), (c), (d) or (e) is approved at a general meeting of shareholders of the Bank (or, if a resolution of the general meeting of shareholders is not required, the proposal is approved by the board of directors of the Bank) the Bank may acquire stock acquisition rights free of charge on the date separately determined by the board of directors of the Bank.
(a)	Proposal for approval of merger agreement in which the Bank becomes an absorbed company;
(b)	Proposal for approval of a company split agreement or split plan in which the Bank becomes a split company;
(c)	Proposal for approval of share exchange agreement or share transfer plan in which the Bank becomes a wholly-owned subsidiary;
(d)	Proposal for approval of amendment of the Articles of Incorporation which stipulates that the approval of the Bank is required for the acquisition of the shares by transfer as the content of all shares issued by the Bank; or
(e)	Proposal for approval of amendment of the Articles of Incorporation which provides that approval of the Bank is required for the acquisition by transfer of the class of shares that is the object of the stock acquisition rights as the content of that class of shares, or that the Bank will acquire all of the shares of this type by a resolution of a general meeting of shareholders.

11.	Matters concerning delivery of stock acquisition rights in conjunction with reorganization activities

If the Bank undergoes a merger (limited only to situations where the Bank dissolves through merger), absorption-type company split (kyushu-bunkatsu) or incorporation-type company split (in both cases limited only to situations where the Bank becomes a split company), or share exchange or share transfer (in both cases limited only to situations where the Bank becomes a wholly owned subsidiary) (collectively the “Reorganization Activities”), stock acquisition rights to corporations listed in the Companies Act, Article 236, Paragraph 1, Item 8, a) through e) (the “Companies Subject to Reorganization”) shall be delivered to each Stock Acquisition Rights Holder who holds stock acquisition rights remaining (the “Remaining Stock Acquisition Rights”) immediately prior to the effective date (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date a company under consolidation merger is established; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date a company under incorporation-type company split is established; for share exchange, the date the share is exchange takes effect; and for share transfer, the date a wholly owning parent company under share transfer is established; the same shall apply hereunder) of the Reorganization Activities. However, this shall apply only when the delivery of stock acquisition rights of the Companies Subject to Reorganization is set forth in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan in accordance with each of the following items:

(1)	The number of stock acquisition rights of the Companies Subject to Reorganization to be granted

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each Stock Acquisition Rights holder.

(2)	The class of shares to be issued or transferred upon exercise of the stock acquisition rights of the Companies Subject to Reorganization

Shall be common stocks of the Companies Subject to Reorganization.

(3)	The number of shares to be issued or transferred upon exercise of stock acquisition rights of the Companies Subject to Reorganization

Shall be determined in accordance with 2. above after taking into consideration the terms of Reorganization Activities.

(4)	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon exercise of stock acquisition rights to be delivered shall be the amount determined by the post-reorganization exercise price below multiplied by the number of shares subject to the stock acquisition rights as determined in (3) above. Post-reorganization exercise price shall be one yen per share of Companies Subject to Reorganization that can be issued upon the exercise of stock acquisition rights.

(5)	Exercisable period of the Stock Acquisition Rights

The exercisable period shall be from the later of the start date of the exercisable period of stock acquisition rights as set forth in 7. above and the effective date of the Reorganization Activities to the expiration date of the exercisable period of stock acquisition rights as set forth in 7. above.

(6)	The amount of capital and capital reserves to be increased in the case of issuance of shares upon the exercise of stock acquisition rights

Shall be decided in accordance with 5. above.

(7)	Restrictions on acquisition of stock acquisition rights by transfer

Approval by a resolution of the board of directors of the Companies Subject to Reorganization is required to acquire stock acquisition rights by transfer.

(8)	Terms of exercising stock acquisition rights

The terms shall be decided in accordance with 8. above.

(9)	Provisions for acquisition of stock acquisition rights

The terms shall be decided in accordance with 10. above.

12.	Arrangement for fractions of less than one share that arise upon exercising stock acquisition rights

Any fraction less than one share in the number of shares issued upon exercising stock acquisition rights shall be disregarded.

End

Share Transfer Plan Appendix 2-(1)-2

First stock acquisition rights of Juroku Financial Group, Inc.

1.	Name of the stock acquisition rights

First stock acquisition rights of Juroku Financial Group, Inc.

2.	Class and quantity of shares underlying the stock acquisition rights

The type of shares for which the stock acquisition rights are intended shall be the common stock of the Company, and the number of shares for the purpose of each stock acquisition right (the “Number of Shares Granted”) shall be 10.

Additionally, after the day of the allotment of the stock acquisition rights (the “Allotment Date”) in 6. below, if the Company conducts a stock split for its common shares (including allotment of common shares without contribution; hereinafter the same for stock splits) or in the event of reverse stock split, the Number of Shares Granted shall be adjusted according to the following formula. However, such adjustment should be made only to the number of shares for stock acquisition rights not yet exercised at this time, with any fractions less than one share after adjustment discarded.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment x ratio of stock split or reverse stock split

The Number of Shares Granted after adjustment in the case of a stock split shall be applied after the day following the record date of the stock split (or if no record date is determined, then the effective date), or in the case of a reverse stock split, after the effective date of the said reverse stock split. However, if a stock split is made under the condition that a proposal to increase the capital or the reserve by reducing the surplus shall be approved at the Company’s general meeting of shareholders, and if the record date of such stock split is set for a day prior to the close of said general meeting of shareholders, the Number of Shares Granted after adjustment shall become applicable on the day following the close of said general meeting of shareholders and thereafter.

In addition to the above, if the Company undergoes a merger, company split, share exchange, or the like after the allotment date that makes it necessary to adjust the Number of Shares Granted, the board of directors of the Company may make necessary adjustments to the Number of Shares Granted.

3． Paid-in amount of the stock acquisition rights

Payment of money not required.

4.	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon the exercise of a stock acquisition right shall be one yen per share that will be issued or transferred by exercising the stock acquisition right, multiplied by the Number of Shares Granted.

5.	Matters relating to stated capital and capital reserves that will be increased when shares are issued following the exercise of stock acquisition rights
(1)	The amount of capital to be increased when shares are issued upon exercise of stock acquisition rights shall be half the amount of the upper limit for an increase in capital or the like that is calculated in accordance with Article 17, Paragraph 1 of the Regulations on Corporate Accounting. Should any amount be less than one yen, it shall be rounded up to the nearest yen.
(2)	The amount of capital reserve to be increased when shares are issued upon the exercise of stock acquisition rights shall be the upper limit for an increase in capital or the like described in the preceding subparagraph (1) less the amount of increased capital specified in the preceding subparagraph (1).

6.	Allotment Date of the stock acquisition rights

October 1, 2021

7.	Exercisable period of the stock acquisition rights

Shall be from October 1, 2021 to July 23, 2043.

However, if the last day of the exercisable period falls on a holiday of the Company, the preceding business day shall be the last day.

8.	Terms of exercising stock acquisition rights
(1)	The Stock Acquisition Rights Holder may only exercise stock acquisition rights all together within 10 days from the day following the day of losing a position as a director of the Company or a director of The Juroku Bank, Ltd. (if the 10th day falls on a holiday, by the following business day).
(2)	If the Stock Acquisition Rights Holder dies, the heir of the Stock Acquisition Rights Holder may exercise the stock acquisition rights only up to the day when one year has passed from the day following the day when the decedent died.

Share Transfer Plan Appendix 2-(1)-2

9.	Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Company’s board of directors is required to acquire stock acquisition rights by transfer.

10.	Provisions for acquisition of stock acquisition rights
(1)	If stock acquisition rights become unable to be exercised due to the provisions of 8. above or the stock acquisition rights allotment agreement before the Stock Acquisition Rights Holder exercises the stock acquisition rights, the Company may acquire the stock acquisition rights free of charge.
(2)	If any of the following proposals (a), (b), (c), (d) or (e) is approved at a general meeting of shareholders of the Company (or, if a resolution of the general meeting of shareholders is not required, the proposal is approved by the board of directors of the Company) the Company may acquire stock acquisition rights free of charge on the date separately determined by the board of directors of the Company.
(a)	Proposal for approval of merger agreement in which the Company becomes an absorbed company;
(b)	Proposal for approval of a company split agreement or split plan in which the Company becomes a split company;
(c)	Proposal for approval of share exchange agreement or share transfer plan in which the Company becomes a wholly-owned subsidiary;
(d)	Proposal for approval of amendment of the Articles of Incorporation which stipulates that the approval of the Company is required for the acquisition of the shares by transfer as the content of all shares issued by the Company; or
(e)	Proposal for approval of amendment of the Articles of Incorporation which provides that approval of the Company is required for the acquisition by transfer of the class of shares that is the object of the stock acquisition rights as the content of that class of shares, or that the Company will acquire all of the shares of this type by a resolution of a general meeting of shareholders.

11.	Matters concerning delivery of stock acquisition rights in conjunction with reorganization activities

If the Company undergoes a merger (limited only to situations where the Company dissolves through merger), absorption-type company split (kyushu-bunkatsu) or incorporation-type company split (in both cases limited only to situations where the Company becomes a split company), or share exchange or share transfer (in both cases limited only to situations where the Company becomes a wholly owned subsidiary) (collectively the “Reorganization Activities”), stock acquisition rights to corporations listed in the Companies Act, Article 236, Paragraph 1, Item 8, a) through e) (the “Companies Subject to Reorganization”) shall be delivered to each Stock Acquisition Rights Holder who holds stock acquisition rights remaining (the “Remaining Stock Acquisition Rights”) immediately prior to the effective date (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date a company under consolidation merger is established; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date a company under incorporation-type company split is established; for share exchange, the date the share is exchange takes effect; and for share transfer, the date a wholly owning parent company under share transfer is established; the same shall apply hereunder) of the Reorganization Activities. However, this shall apply only when the delivery of stock acquisition rights of the Companies Subject to Reorganization is set forth in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan in accordance with each of the following items:

(1)	The number of stock acquisition rights of the Companies Subject to Reorganization to be granted

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each Stock Acquisition Rights holder.

(2)	The class of shares to be issued or transferred upon exercise of the stock acquisition rights of the Companies Subject to Reorganization

Shall be common stocks of the Companies Subject to Reorganization.

(3)	The number of shares to be issued or transferred upon exercise of stock acquisition rights of the Companies Subject to Reorganization

Shall be determined in accordance with 2. above after taking into consideration the terms of Reorganization Activities.

(4)	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon exercise of stock acquisition rights to be delivered shall be the amount determined by the post-reorganization exercise price below multiplied by the number of shares subject to the stock acquisition rights as determined in (3) above. Post-reorganization exercise price shall be one yen per share of Companies Subject to Reorganization that can be issued upon the exercise of stock acquisition rights.

(5)	Exercisable period of the Stock Acquisition Rights

The exercisable period shall be from the later of the start date of the exercisable period of stock acquisition rights as set forth in 7. above and the effective date of the Reorganization Activities to the expiration date of the exercisable period of stock acquisition rights as set forth in 7. above.

(6)	The amount of capital and capital reserves to be increased in the case of issuance of shares upon the exercise of stock acquisition rights

Shall be decided in accordance with 5. above.

(7)	Restrictions on acquisition of stock acquisition rights by transfer

Approval by a resolution of the board of directors of the Companies Subject to Reorganization is required to acquire stock acquisition rights by transfer.

(8)	Terms of exercising stock acquisition rights

The terms shall be decided in accordance with 8. above.

(9)	Provisions for acquisition of stock acquisition rights

The terms shall be decided in accordance with 10. above.

12.	Arrangement for fractions of less than one share that arise upon exercising stock acquisition rights

Any fraction less than one share in the number of shares issued upon exercising stock acquisition rights shall be disregarded.

End

Share Transfer Plan Appendix 2-(2)-1

Second stock acquisition rights of The Juroku Bank, Ltd.

1.	Name of the stock acquisition rights

Second stock acquisition rights of The Juroku Bank, Ltd.

2.	Class and quantity of shares underlying the stock acquisition rights

The type of shares for which the stock acquisition rights are intended shall be the common stock of the Bank, and the number of shares for the purpose of each stock acquisition right (the “Number of Shares Granted”) shall be 100.

Additionally, after the day of the allotment of the stock acquisition rights (the “Allotment Date”) in 6. below, if the Bank conducts a stock split for its common shares (including allotment of common shares without contribution; hereinafter the same for stock splits) or in the event of reverse stock split, the Number of Shares Granted shall be adjusted according to the following formula. However, such adjustment should be made only to the number of shares for stock acquisition rights not yet exercised at this time, with any fractions less than one share after adjustment discarded.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment x ratio of stock split or reverse stock split

The Number of Shares Granted after adjustment in the case of a stock split shall be applied after the day following the record date of the stock split (or if no record date is determined, then the effective date), or in the case of a reverse stock split, after the effective date of the said reverse stock split. However, if a stock split is made under the condition that a proposal to increase the capital or the reserve by reducing the surplus shall be approved at the Bank’s general meeting of shareholders, and if the record date of such stock split is set for a day prior to the close of said general meeting of shareholders, the Number of Shares Granted after adjustment shall become applicable on the day following the close of said general meeting of shareholders and thereafter.

In addition to the above, if the Bank undergoes a merger, company split, share exchange, or the like after the allotment date that makes it necessary to adjust the Number of Shares Granted, the board of directors of the Bank may make necessary adjustments to the Number of Shares Granted.

3.	Paid-in amount of the stock acquisition rights

The paid-in amount of the stock acquisition rights shall be the fair appraisal value of each share of stock option calculated by the Black-Scholes model multiplied by the Number of Shares Granted on the date the stock acquisition rights are granted.

Instead of paying the paid-in amount, the person to whom the stock acquisition right is granted (the “Stock Acquisition Rights Holder”) shall set off with compensation receivable from the Bank.

4.	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon the exercise of a stock acquisition right shall be one yen per share that will be issued or transferred by exercising the stock acquisition right, multiplied by the Number of Shares Granted.

5.	Matters relating to stated capital and capital reserves that will be increased when shares are issued following the exercise of stock acquisition rights
(1)	The amount of capital to be increased when shares are issued upon exercise of stock acquisition rights shall be half the amount of the upper limit for an increase in capital or the like that is calculated in accordance with Article 17, Paragraph 1 of the Regulations on Corporate Accounting. Should any amount be less than one yen, it shall be rounded up to the nearest yen.
(2)	The amount of capital reserve to be increased when shares are issued upon the exercise of stock acquisition rights shall be the upper limit for an increase in capital or the like described in the preceding subparagraph (1) less the amount of increased capital specified in the preceding subparagraph (1).

6.	Allotment Date of the stock acquisition rights

July 23, 2014

7.	Exercisable period of the stock acquisition rights

Shall be from July 24, 2014 to July 23, 2044.

However, if the last day of the exercisable period falls on a holiday of the Bank, the preceding business day shall be the last day.

8.	Terms of exercising stock acquisition rights
(1)	The Stock Acquisition Rights Holder may only exercise stock acquisition rights all together within 10 days from the day following the day of losing a position as a director of the Bank (if the 10th day falls on a holiday, by the following business day).
(2)	If the Stock Acquisition Rights Holder dies, the heir of the Stock Acquisition Rights Holder may exercise the stock acquisition rights only up to the day when one year has passed from the day following the day when the decedent died.

Share Transfer Plan Appendix 2-(2)-1

9.	Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Bank’s board of directors is required to acquire stock acquisition rights by transfer.

10.	Provisions for acquisition of stock acquisition rights
(1)	If stock acquisition rights become unable to be exercised due to the provisions of 8. above or the stock acquisition rights allotment agreement before the Stock Acquisition Rights Holder exercises the stock acquisition rights, the Bank may acquire the stock acquisition rights free of charge.
(2)	If any of the following proposals (a), (b), (c), (d) or (e) is approved at a general meeting of shareholders of the Bank (or, if a resolution of the general meeting of shareholders is not required, the proposal is approved by the board of directors of the Bank) the Bank may acquire stock acquisition rights free of charge on the date separately determined by the board of directors of the Bank.
(a)	Proposal for approval of merger agreement in which the Bank becomes an absorbed company;
(b)	Proposal for approval of a company split agreement or split plan in which the Bank becomes a split company;
(c)	Proposal for approval of share exchange agreement or share transfer plan in which the Bank becomes a wholly-owned subsidiary;
(d)	Proposal for approval of amendment of the Articles of Incorporation which stipulates that the approval of the Bank is required for the acquisition of the shares by transfer as the content of all shares issued by the Bank; or
(e)	Proposal for approval of amendment of the Articles of Incorporation which provides that approval of the Bank is required for the acquisition by transfer of the class of shares that is the object of the stock acquisition rights as the content of that class of shares, or that the Bank will acquire all of the shares of this type by a resolution of a general meeting of shareholders.

11.	Matters concerning delivery of stock acquisition rights in conjunction with reorganization activities

If the Bank undergoes a merger (limited only to situations where the Bank dissolves through merger), absorption-type company split (kyushu-bunkatsu) or incorporation-type company split (in both cases limited only to situations where the Bank becomes a split company), or share exchange or share transfer (in both cases limited only to situations where the Bank becomes a wholly owned subsidiary) (collectively the “Reorganization Activities”), stock acquisition rights to corporations listed in the Companies Act, Article 236, Paragraph 1, Item 8, a) through e) (the “Companies Subject to Reorganization”) shall be delivered to each Stock Acquisition Rights Holder who holds stock acquisition rights remaining (the “Remaining Stock Acquisition Rights”) immediately prior to the effective date (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date a company under consolidation merger is established; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date a company under incorporation-type company split is established; for share exchange, the date the share is exchange takes effect; and for share transfer, the date a wholly owning parent company under share transfer is established; the same shall apply hereunder) of the Reorganization Activities. However, this shall apply only when the delivery of stock acquisition rights of the Companies Subject to Reorganization is set forth in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan in accordance with each of the following items:

(1)	The number of stock acquisition rights of the Companies Subject to Reorganization to be granted

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each Stock Acquisition Rights holder.

(2)	The class of shares to be issued or transferred upon exercise of the stock acquisition rights of the Companies Subject to Reorganization

Shall be common stocks of the Companies Subject to Reorganization.

(3)	The number of shares to be issued or transferred upon exercise of stock acquisition rights of the Companies Subject to Reorganization

Shall be determined in accordance with 2. above after taking into consideration the terms of Reorganization Activities.

(4)	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon exercise of stock acquisition rights to be delivered shall be the amount determined by the post-reorganization exercise price below multiplied by the number of shares subject to the stock acquisition rights as determined in (3) above. Post-reorganization exercise price shall be one yen per share of Companies Subject to Reorganization that can be issued upon the exercise of stock acquisition rights.

(5)	Exercisable period of the Stock Acquisition Rights

The exercisable period shall be from the later of the start date of the exercisable period of stock acquisition rights as set forth in 7. above and the effective date of the Reorganization Activities to the expiration date of the exercisable period of stock acquisition rights as set forth in 7. above.

(6)	The amount of capital and capital reserves to be increased in the case of issuance of shares upon the exercise of stock acquisition rights

Shall be decided in accordance with 5. above.

(7)	Restrictions on acquisition of stock acquisition rights by transfer

Approval by a resolution of the board of directors of the Companies Subject to Reorganization is required to acquire stock acquisition rights by transfer.

(8)	Terms of exercising stock acquisition rights

The terms shall be decided in accordance with 8. above.

(9)	Provisions for acquisition of stock acquisition rights

The terms shall be decided in accordance with 10. above.

12.	Arrangement for fractions of less than one share that arise upon exercising stock acquisition rights

Any fraction less than one share in the number of shares issued upon exercising stock acquisition rights shall be disregarded.

End

Share Transfer Plan Appendix 2-(2)-2

Second stock acquisition rights of Juroku Financial Group, Inc.

1.	Name of the stock acquisition rights

Second stock acquisition rights of Juroku Financial Group, Inc.

2.	Class and quantity of shares underlying the stock acquisition rights

The type of shares for which the stock acquisition rights are intended shall be the common stock of the Company, and the number of shares for the purpose of each stock acquisition right (the “Number of Shares Granted”) shall be 10.

Additionally, after the day of the allotment of the stock acquisition rights (the “Allotment Date”) in 6. below, if the Company conducts a stock split for its common shares (including allotment of common shares without contribution; hereinafter the same for stock splits) or in the event of reverse stock split, the Number of Shares Granted shall be adjusted according to the following formula. However, such adjustment should be made only to the number of shares for stock acquisition rights not yet exercised at this time, with any fractions less than one share after adjustment discarded.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment x ratio of stock split or reverse stock split

The Number of Shares Granted after adjustment in the case of a stock split shall be applied after the day following the record date of the stock split (or if no record date is determined, then the effective date), or in the case of a reverse stock split, after the effective date of the said reverse stock split. However, if a stock split is made under the condition that a proposal to increase the capital or the reserve by reducing the surplus shall be approved at the Company’s general meeting of shareholders, and if the record date of such stock split is set for a day prior to the close of said general meeting of shareholders, the Number of Shares Granted after adjustment shall become applicable on the day following the close of said general meeting of shareholders and thereafter.

In addition to the above, if the Company undergoes a merger, company split, share exchange, or the like after the allotment date that makes it necessary to adjust the Number of Shares Granted, the board of directors of the Company may make necessary adjustments to the Number of Shares Granted.

3． Paid-in amount of the stock acquisition rights

Payment of money not required.

4.	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon the exercise of a stock acquisition right shall be one yen per share that will be issued or transferred by exercising the stock acquisition right, multiplied by the Number of Shares Granted.

5.	Matters relating to stated capital and capital reserves that will be increased when shares are issued following the exercise of stock acquisition rights
(1)	The amount of capital to be increased when shares are issued upon exercise of stock acquisition rights shall be half the amount of the upper limit for an increase in capital or the like that is calculated in accordance with Article 17, Paragraph 1 of the Regulations on Corporate Accounting. Should any amount be less than one yen, it shall be rounded up to the nearest yen.
(2)	The amount of capital reserve to be increased when shares are issued upon the exercise of stock acquisition rights shall be the upper limit for an increase in capital or the like described in the preceding subparagraph (1) less the amount of increased capital specified in the preceding subparagraph (1).

6.	Allotment Date of the stock acquisition rights

October 1, 2021

7.	Exercisable period of the stock acquisition rights

Shall be from October 1, 2021 to July 23, 2044.

However, if the last day of the exercisable period falls on a holiday of the Company, the preceding business day shall be the last day.

8.	Terms of exercising stock acquisition rights
(1)	The Stock Acquisition Rights Holder may only exercise stock acquisition rights all together within 10 days from the day following the day of losing a position as a director of the Company or a director of The Juroku Bank, Ltd. (if the 10th day falls on a holiday, by the following business day).
(2)	If the Stock Acquisition Rights Holder dies, the heir of the Stock Acquisition Rights Holder may exercise the stock acquisition rights only up to the day when one year has passed from the day following the day when the decedent died.

Share Transfer Plan Appendix 2-(2)-2

9.	Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Company’s board of directors is required to acquire stock acquisition rights by transfer.

10.	Provisions for acquisition of stock acquisition rights
(1)	If stock acquisition rights become unable to be exercised due to the provisions of 8. above or the stock acquisition rights allotment agreement before the Stock Acquisition Rights Holder exercises the stock acquisition rights, the Company may acquire the stock acquisition rights free of charge.
(2)	If any of the following proposals (a), (b), (c), (d) or (e) is approved at a general meeting of shareholders of the Company (or, if a resolution of the general meeting of shareholders is not required, the proposal is approved by the board of directors of the Company) the Company may acquire stock acquisition rights free of charge on the date separately determined by the board of directors of the Company.
(a)	Proposal for approval of merger agreement in which the Company becomes an absorbed company;
(b)	Proposal for approval of a company split agreement or split plan in which the Company becomes a split company;
(c)	Proposal for approval of share exchange agreement or share transfer plan in which the Company becomes a wholly-owned subsidiary;
(d)	Proposal for approval of amendment of the Articles of Incorporation which stipulates that the approval of the Company is required for the acquisition of the shares by transfer as the content of all shares issued by the Company; or
(e)	Proposal for approval of amendment of the Articles of Incorporation which provides that approval of the Company is required for the acquisition by transfer of the class of shares that is the object of the stock acquisition rights as the content of that class of shares, or that the Company will acquire all of the shares of this type by a resolution of a general meeting of shareholders.

11.	Matters concerning delivery of stock acquisition rights in conjunction with reorganization activities

If the Company undergoes a merger (limited only to situations where the Company dissolves through merger), absorption-type company split (kyushu-bunkatsu) or incorporation-type company split (in both cases limited only to situations where the Company becomes a split company), or share exchange or share transfer (in both cases limited only to situations where the Company becomes a wholly owned subsidiary) (collectively the “Reorganization Activities”), stock acquisition rights to corporations listed in the Companies Act, Article 236, Paragraph 1, Item 8, a) through e) (the “Companies Subject to Reorganization”) shall be delivered to each Stock Acquisition Rights Holder who holds stock acquisition rights remaining (the “Remaining Stock Acquisition Rights”) immediately prior to the effective date (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date a company under consolidation merger is established; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date a company under incorporation-type company split is established; for share exchange, the date the share is exchange takes effect; and for share transfer, the date a wholly owning parent company under share transfer is established; the same shall apply hereunder) of the Reorganization Activities. However, this shall apply only when the delivery of stock acquisition rights of the Companies Subject to Reorganization is set forth in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan in accordance with each of the following items:

(1)	The number of stock acquisition rights of the Companies Subject to Reorganization to be granted

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each Stock Acquisition Rights holder.

(2)	The class of shares to be issued or transferred upon exercise of the stock acquisition rights of the Companies Subject to Reorganization

Shall be common stocks of the Companies Subject to Reorganization.

(3)	The number of shares to be issued or transferred upon exercise of stock acquisition rights of the Companies Subject to Reorganization

Shall be determined in accordance with 2. above after taking into consideration the terms of Reorganization Activities.

(4)	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon exercise of stock acquisition rights to be delivered shall be the amount determined by the post-reorganization exercise price below multiplied by the number of shares subject to the stock acquisition rights as determined in (3) above. Post-reorganization exercise price shall be one yen per share of Companies Subject to Reorganization that can be issued upon the exercise of stock acquisition rights.

(5)	Exercisable period of the Stock Acquisition Rights

The exercisable period shall be from the later of the start date of the exercisable period of stock acquisition rights as set forth in 7. above and the effective date of the Reorganization Activities to the expiration date of the exercisable period of stock acquisition rights as set forth in 7. above.

(6)	The amount of capital and capital reserves to be increased in the case of issuance of shares upon the exercise of stock acquisition rights

Shall be decided in accordance with 5. above.

(7)	Restrictions on acquisition of stock acquisition rights by transfer

Approval by a resolution of the board of directors of the Companies Subject to Reorganization is required to acquire stock acquisition rights by transfer.

(8)	Terms of exercising stock acquisition rights

The terms shall be decided in accordance with 8. above.

(9)	Provisions for acquisition of stock acquisition rights

The terms shall be decided in accordance with 10. above.

12.	Arrangement for fractions of less than one share that arise upon exercising stock acquisition rights

Any fraction less than one share in the number of shares issued upon exercising stock acquisition rights shall be disregarded.

End

Share Transfer Plan Appendix 2-(3)-1

Third stock acquisition rights of The Juroku Bank, Ltd.

1.	Name of the stock acquisition rights

Third stock acquisition rights of The Juroku Bank, Ltd.

2.	Class and quantity of shares underlying the stock acquisition rights

The type of shares for which the stock acquisition rights are intended shall be the common stock of the Bank, and the number of shares for the purpose of each stock acquisition right (the “Number of Shares Granted”) shall be 100.

Additionally, after the day of the allotment of the stock acquisition rights (the “Allotment Date”) in 6. below, if the Bank conducts a stock split for its common shares (including allotment of common shares without contribution; hereinafter the same for stock splits) or in the event of reverse stock split, the Number of Shares Granted shall be adjusted according to the following formula. However, such adjustment should be made only to the number of shares for stock acquisition rights not yet exercised at this time, with any fractions less than one share after adjustment discarded.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment x ratio of stock split or reverse stock split

The Number of Shares Granted after adjustment in the case of a stock split shall be applied after the day following the record date of the stock split (or if no record date is determined, then the effective date), or in the case of a reverse stock split, after the effective date of the said reverse stock split. However, if a stock split is made under the condition that a proposal to increase the capital or the reserve by reducing the surplus shall be approved at the Bank’s general meeting of shareholders, and if the record date of such stock split is set for a day prior to the close of said general meeting of shareholders, the Number of Shares Granted after adjustment shall become applicable on the day following the close of said general meeting of shareholders and thereafter.

In addition to the above, if the Bank undergoes a merger, company split, share exchange, or the like after the allotment date that makes it necessary to adjust the Number of Shares Granted, the board of directors of the Bank may make necessary adjustments to the Number of Shares Granted.

3.	Paid-in amount of the stock acquisition rights

The paid-in amount of the stock acquisition rights shall be the fair appraisal value of each share of stock option calculated by the Black-Scholes model multiplied by the Number of Shares Granted on the date the stock acquisition rights are granted.

Instead of paying the paid-in amount, the person to whom the stock acquisition right is granted (the “Stock Acquisition Rights Holder”) shall set off with compensation receivable from the Bank.

4.	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon the exercise of a stock acquisition right shall be one yen per share that will be issued or transferred by exercising the stock acquisition right, multiplied by the Number of Shares Granted.

5.	Matters relating to stated capital and capital reserves that will be increased when shares are issued following the exercise of stock acquisition rights
(1)	The amount of capital to be increased when shares are issued upon exercise of stock acquisition rights shall be half the amount of the upper limit for an increase in capital or the like that is calculated in accordance with Article 17, Paragraph 1 of the Regulations on Corporate Accounting. Should any amount be less than one yen, it shall be rounded up to the nearest yen.
(2)	The amount of capital reserve to be increased when shares are issued upon the exercise of stock acquisition rights shall be the upper limit for an increase in capital or the like described in the preceding subparagraph (1) less the amount of increased capital specified in the preceding subparagraph (1).

6.	Allotment Date of the stock acquisition rights

July 23, 2015

7.	Exercisable period of the stock acquisition rights

Shall be from July 24, 2015 to July 23, 2045.

However, if the last day of the exercisable period falls on a holiday of the Bank, the preceding business day shall be the last day.

8.	Terms of exercising stock acquisition rights
(1)	The Stock Acquisition Rights Holder may only exercise stock acquisition rights all together within 10 days from the day following the day of losing a position as a director of the Bank (if the 10th day falls on a holiday, by the following business day).
(2)	If the Stock Acquisition Rights Holder dies, the heir of the Stock Acquisition Rights Holder may exercise the stock acquisition rights only up to the day when one year has passed from the day following the day when the decedent died.

Share Transfer Plan Appendix 2-(3)-1

9.	Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Bank’s board of directors is required to acquire stock acquisition rights by transfer.

10.	Provisions for acquisition of stock acquisition rights
(1)	If stock acquisition rights become unable to be exercised due to the provisions of 8. above or the stock acquisition rights allotment agreement before the Stock Acquisition Rights Holder exercises the stock acquisition rights, the Bank may acquire the stock acquisition rights free of charge.
(2)	If any of the following proposals (a), (b), (c), (d) or (e) is approved at a general meeting of shareholders of the Bank (or, if a resolution of the general meeting of shareholders is not required, the proposal is approved by the board of directors of the Bank) the Bank may acquire stock acquisition rights free of charge on the date separately determined by the board of directors of the Bank.
(a)	Proposal for approval of merger agreement in which the Bank becomes an absorbed company;
(b)	Proposal for approval of a company split agreement or split plan in which the Bank becomes a split company;
(c)	Proposal for approval of share exchange agreement or share transfer plan in which the Bank becomes a wholly-owned subsidiary;
(d)	Proposal for approval of amendment of the Articles of Incorporation which stipulates that the approval of the Bank is required for the acquisition of the shares by transfer as the content of all shares issued by the Bank; or
(e)	Proposal for approval of amendment of the Articles of Incorporation which provides that approval of the Bank is required for the acquisition by transfer of the class of shares that is the object of the stock acquisition rights as the content of that class of shares, or that the Bank will acquire all of the shares of this type by a resolution of a general meeting of shareholders.

11.	Matters concerning delivery of stock acquisition rights in conjunction with reorganization activities

If the Bank undergoes a merger (limited only to situations where the Bank dissolves through merger), absorption-type company split (kyushu-bunkatsu) or incorporation-type company split (in both cases limited only to situations where the Bank becomes a split company), or share exchange or share transfer (in both cases limited only to situations where the Bank becomes a wholly owned subsidiary) (collectively the “Reorganization Activities”), stock acquisition rights to corporations listed in the Companies Act, Article 236, Paragraph 1, Item 8, a) through e) (the “Companies Subject to Reorganization”) shall be delivered to each Stock Acquisition Rights Holder who holds stock acquisition rights remaining (the “Remaining Stock Acquisition Rights”) immediately prior to the effective date (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date a company under consolidation merger is established; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date a company under incorporation-type company split is established; for share exchange, the date the share is exchange takes effect; and for share transfer, the date a wholly owning parent company under share transfer is established; the same shall apply hereunder) of the Reorganization Activities. However, this shall apply only when the delivery of stock acquisition rights of the Companies Subject to Reorganization is set forth in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan in accordance with each of the following items:

(1)	The number of stock acquisition rights of the Companies Subject to Reorganization to be granted

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each Stock Acquisition Rights holder.

(2)	The class of shares to be issued or transferred upon exercise of the stock acquisition rights of the Companies Subject to Reorganization

Shall be common stocks of the Companies Subject to Reorganization.

(3)	The number of shares to be issued or transferred upon exercise of stock acquisition rights of the Companies Subject to Reorganization

Shall be determined in accordance with 2. above after taking into consideration the terms of Reorganization Activities.

(4)	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon exercise of stock acquisition rights to be delivered shall be the amount determined by the post-reorganization exercise price below multiplied by the number of shares subject to the stock acquisition rights as determined in (3) above. Post-reorganization exercise price shall be one yen per share of Companies Subject to Reorganization that can be issued upon the exercise of stock acquisition rights.

(5)	Exercisable period of the Stock Acquisition Rights

The exercisable period shall be from the later of the start date of the exercisable period of stock acquisition rights as set forth in 7. above and the effective date of the Reorganization Activities to the expiration date of the exercisable period of stock acquisition rights as set forth in 7. above.

(6)	The amount of capital and capital reserves to be increased in the case of issuance of shares upon the exercise of stock acquisition rights

Shall be decided in accordance with 5. above.

(7)	Restrictions on acquisition of stock acquisition rights by transfer

Approval by a resolution of the board of directors of the Companies Subject to Reorganization is required to acquire stock acquisition rights by transfer.

(8)	Terms of exercising stock acquisition rights

The terms shall be decided in accordance with 8. above.

(9)	Provisions for acquisition of stock acquisition rights

The terms shall be decided in accordance with 10. above.

12.	Arrangement for fractions of less than one share that arise upon exercising stock acquisition rights

Any fraction less than one share in the number of shares issued upon exercising stock acquisition rights shall be disregarded.

End

Share Transfer Plan Appendix 2-(3)-2

Third stock acquisition rights of Juroku Financial Group, Inc.

1.	Name of the stock acquisition rights

Third stock acquisition rights of Juroku Financial Group, Inc.

2.	Class and quantity of shares underlying the stock acquisition rights

The type of shares for which the stock acquisition rights are intended shall be the common stock of the Company, and the number of shares for the purpose of each stock acquisition right (the “Number of Shares Granted”) shall be 10.

Additionally, after the day of the allotment of the stock acquisition rights (the “Allotment Date”) in 6. below, if the Company conducts a stock split for its common shares (including allotment of common shares without contribution; hereinafter the same for stock splits) or in the event of reverse stock split, the Number of Shares Granted shall be adjusted according to the following formula. However, such adjustment should be made only to the number of shares for stock acquisition rights not yet exercised at this time, with any fractions less than one share after adjustment discarded.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment x ratio of stock split or reverse stock split

The Number of Shares Granted after adjustment in the case of a stock split shall be applied after the day following the record date of the stock split (or if no record date is determined, then the effective date), or in the case of a reverse stock split, after the effective date of the said reverse stock split. However, if a stock split is made under the condition that a proposal to increase the capital or the reserve by reducing the surplus shall be approved at the Company’s general meeting of shareholders, and if the record date of such stock split is set for a day prior to the close of said general meeting of shareholders, the Number of Shares Granted after adjustment shall become applicable on the day following the close of said general meeting of shareholders and thereafter.

In addition to the above, if the Company undergoes a merger, company split, share exchange, or the like after the allotment date that makes it necessary to adjust the Number of Shares Granted, the board of directors of the Company may make necessary adjustments to the Number of Shares Granted.

3． Paid-in amount of the stock acquisition rights

Payment of money not required.

4.	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon the exercise of a stock acquisition right shall be one yen per share that will be issued or transferred by exercising the stock acquisition right, multiplied by the Number of Shares Granted.

5.	Matters relating to stated capital and capital reserves that will be increased when shares are issued following the exercise of stock acquisition rights
(1)	The amount of capital to be increased when shares are issued upon exercise of stock acquisition rights shall be half the amount of the upper limit for an increase in capital or the like that is calculated in accordance with Article 17, Paragraph 1 of the Regulations on Corporate Accounting. Should any amount be less than one yen, it shall be rounded up to the nearest yen.
(2)	The amount of capital reserve to be increased when shares are issued upon the exercise of stock acquisition rights shall be the upper limit for an increase in capital or the like described in the preceding subparagraph (1) less the amount of increased capital specified in the preceding subparagraph (1).

6.	Allotment Date of the stock acquisition rights

October 1, 2021

7.	Exercisable period of the stock acquisition rights

Shall be from October 1, 2021 to July 23, 2045.

However, if the last day of the exercisable period falls on a holiday of the Company, the preceding business day shall be the last day.

8.	Terms of exercising stock acquisition rights
(1)	The Stock Acquisition Rights Holder may only exercise stock acquisition rights all together within 10 days from the day following the day of losing a position as a director of the Company or a director of The Juroku Bank, Ltd. (if the 10th day falls on a holiday, by the following business day).
(2)	If the Stock Acquisition Rights Holder dies, the heir of the Stock Acquisition Rights Holder may exercise the stock acquisition rights only up to the day when one year has passed from the day following the day when the decedent died.

Share Transfer Plan Appendix 2-(3)-2

9.	Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Company’s board of directors is required to acquire stock acquisition rights by transfer.

10.	Provisions for acquisition of stock acquisition rights
(1)	If stock acquisition rights become unable to be exercised due to the provisions of 8. above or the stock acquisition rights allotment agreement before the Stock Acquisition Rights Holder exercises the stock acquisition rights, the Company may acquire the stock acquisition rights free of charge.
(2)	If any of the following proposals (a), (b), (c), (d) or (e) is approved at a general meeting of shareholders of the Company (or, if a resolution of the general meeting of shareholders is not required, the proposal is approved by the board of directors of the Company) the Company may acquire stock acquisition rights free of charge on the date separately determined by the board of directors of the Company.
(a)	Proposal for approval of merger agreement in which the Company becomes an absorbed company;
(b)	Proposal for approval of a company split agreement or split plan in which the Company becomes a split company;
(c)	Proposal for approval of share exchange agreement or share transfer plan in which the Company becomes a wholly-owned subsidiary;
(d)	Proposal for approval of amendment of the Articles of Incorporation which stipulates that the approval of the Company is required for the acquisition of the shares by transfer as the content of all shares issued by the Company; or
(e)	Proposal for approval of amendment of the Articles of Incorporation which provides that approval of the Company is required for the acquisition by transfer of the class of shares that is the object of the stock acquisition rights as the content of that class of shares, or that the Company will acquire all of the shares of this type by a resolution of a general meeting of shareholders.

11.	Matters concerning delivery of stock acquisition rights in conjunction with reorganization activities

If the Company undergoes a merger (limited only to situations where the Company dissolves through merger), absorption-type company split (kyushu-bunkatsu) or incorporation-type company split (in both cases limited only to situations where the Company becomes a split company), or share exchange or share transfer (in both cases limited only to situations where the Company becomes a wholly owned subsidiary) (collectively the “Reorganization Activities”), stock acquisition rights to corporations listed in the Companies Act, Article 236, Paragraph 1, Item 8, a) through e) (the “Companies Subject to Reorganization”) shall be delivered to each Stock Acquisition Rights Holder who holds stock acquisition rights remaining (the “Remaining Stock Acquisition Rights”) immediately prior to the effective date (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date a company under consolidation merger is established; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date a company under incorporation-type company split is established; for share exchange, the date the share is exchange takes effect; and for share transfer, the date a wholly owning parent company under share transfer is established; the same shall apply hereunder) of the Reorganization Activities. However, this shall apply only when the delivery of stock acquisition rights of the Companies Subject to Reorganization is set forth in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan in accordance with each of the following items:

(1)	The number of stock acquisition rights of the Companies Subject to Reorganization to be granted

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each Stock Acquisition Rights holder.

(2)	The class of shares to be issued or transferred upon exercise of the stock acquisition rights of the Companies Subject to Reorganization

Shall be common stocks of the Companies Subject to Reorganization.

(3)	The number of shares to be issued or transferred upon exercise of stock acquisition rights of the Companies Subject to Reorganization

Shall be determined in accordance with 2. above after taking into consideration the terms of Reorganization Activities.

(4)	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon exercise of stock acquisition rights to be delivered shall be the amount determined by the post-reorganization exercise price below multiplied by the number of shares subject to the stock acquisition rights as determined in (3) above. Post-reorganization exercise price shall be one yen per share of Companies Subject to Reorganization that can be issued upon the exercise of stock acquisition rights.

(5)	Exercisable period of the Stock Acquisition Rights

The exercisable period shall be from the later of the start date of the exercisable period of stock acquisition rights as set forth in 7. above and the effective date of the Reorganization Activities to the expiration date of the exercisable period of stock acquisition rights as set forth in 7. above.

(6)	The amount of capital and capital reserves to be increased in the case of issuance of shares upon the exercise of stock acquisition rights

Shall be decided in accordance with 5. above.

(7)	Restrictions on acquisition of stock acquisition rights by transfer

Approval by a resolution of the board of directors of the Companies Subject to Reorganization is required to acquire stock acquisition rights by transfer.

(8)	Terms of exercising stock acquisition rights

The terms shall be decided in accordance with 8. above.

(9)	Provisions for acquisition of stock acquisition rights

The terms shall be decided in accordance with 10. above.

12.	Arrangement for fractions of less than one share that arise upon exercising stock acquisition rights

Any fraction less than one share in the number of shares issued upon exercising stock acquisition rights shall be disregarded.

End

Share Transfer Plan Appendix 2-(4)-1

Fourth stock acquisition rights of The Juroku Bank, Ltd.

1.	Name of the stock acquisition rights

Fourth stock acquisition rights of The Juroku Bank, Ltd.

2.	Class and quantity of shares underlying the stock acquisition rights

The type of shares for which the stock acquisition rights are intended shall be the common stock of the Bank, and the number of shares for the purpose of each stock acquisition right (the “Number of Shares Granted”) shall be 100.

Additionally, after the day of the allotment of the stock acquisition rights (the “Allotment Date”) in 6. below, if the Bank conducts a stock split for its common shares (including allotment of common shares without contribution; hereinafter the same for stock splits) or in the event of reverse stock split, the Number of Shares Granted shall be adjusted according to the following formula. However, such adjustment should be made only to the number of shares for stock acquisition rights not yet exercised at this time, with any fractions less than one share after adjustment discarded.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment x ratio of stock split or reverse stock split

The Number of Shares Granted after adjustment in the case of a stock split shall be applied after the day following the record date of the stock split (or if no record date is determined, then the effective date), or in the case of a reverse stock split, after the effective date of the said reverse stock split. However, if a stock split is made under the condition that a proposal to increase the capital or the reserve by reducing the surplus shall be approved at the Bank’s general meeting of shareholders, and if the record date of such stock split is set for a day prior to the close of said general meeting of shareholders, the Number of Shares Granted after adjustment shall become applicable on the day following the close of said general meeting of shareholders and thereafter.

In addition to the above, if the Bank undergoes a merger, company split, share exchange, or the like after the allotment date that makes it necessary to adjust the Number of Shares Granted, the board of directors of the Bank may make necessary adjustments to the Number of Shares Granted.

3.	Paid-in amount of the stock acquisition rights

The paid-in amount of the stock acquisition rights shall be the fair appraisal value of each share of stock option calculated by the Black-Scholes model multiplied by the Number of Shares Granted on the date the stock acquisition rights are granted.

Instead of paying the paid-in amount, the person to whom the stock acquisition right is granted (the “Stock Acquisition Rights Holder”) shall set off with compensation receivable from the Bank.

4.	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon the exercise of a stock acquisition right shall be one yen per share that will be issued or transferred by exercising the stock acquisition right, multiplied by the Number of Shares Granted.

5.	Matters relating to stated capital and capital reserves that will be increased when shares are issued following the exercise of stock acquisition rights
(1)	The amount of capital to be increased when shares are issued upon exercise of stock acquisition rights shall be half the amount of the upper limit for an increase in capital or the like that is calculated in accordance with Article 17, Paragraph 1 of the Regulations on Corporate Accounting. Should any amount be less than one yen, it shall be rounded up to the nearest yen.
(2)	The amount of capital reserve to be increased when shares are issued upon the exercise of stock acquisition rights shall be the upper limit for an increase in capital or the like described in the preceding subparagraph (1) less the amount of increased capital specified in the preceding subparagraph (1).

6.	Allotment Date of the stock acquisition rights

July 22, 2016

7.	Exercisable period of the stock acquisition rights

Shall be from July 23, 2016 to July 22, 2046.

However, if the last day of the exercisable period falls on a holiday of the Bank, the preceding business day shall be the last day.

8.	Terms of exercising stock acquisition rights
(1)	The Stock Acquisition Rights Holder may only exercise stock acquisition rights all together within 10 days from the day following the day of losing a position as either a director or executive officer of the Bank (if the 10th day falls on a holiday, by the following business day).
(2)	If the Stock Acquisition Rights Holder dies, the heir of the Stock Acquisition Rights Holder may exercise the stock acquisition rights only up to the day when one year has passed from the day following the day when the decedent died.

Share Transfer Plan Appendix 2-(4)-1

9.	Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Bank’s board of directors is required to acquire stock acquisition rights by transfer.

10.	Provisions for acquisition of stock acquisition rights
(1)	If stock acquisition rights become unable to be exercised due to the provisions of 8. above or the stock acquisition rights allotment agreement before the Stock Acquisition Rights Holder exercises the stock acquisition rights, the Bank may acquire the stock acquisition rights free of charge.
(2)	If any of the following proposals (a), (b), (c), (d) or (e) is approved at a general meeting of shareholders of the Bank (or, if a resolution of the general meeting of shareholders is not required, the proposal is approved by the board of directors of the Bank) the Bank may acquire stock acquisition rights free of charge on the date separately determined by the board of directors of the Bank.
(a)	Proposal for approval of merger agreement in which the Bank becomes an absorbed company;
(b)	Proposal for approval of a company split agreement or split plan in which the Bank becomes a split company;
(c)	Proposal for approval of share exchange agreement or share transfer plan in which the Bank becomes a wholly-owned subsidiary;
(d)	Proposal for approval of amendment of the Articles of Incorporation which stipulates that the approval of the Bank is required for the acquisition of the shares by transfer as the content of all shares issued by the Bank; or
(e)	Proposal for approval of amendment of the Articles of Incorporation which provides that approval of the Bank is required for the acquisition by transfer of the class of shares that is the object of the stock acquisition rights as the content of that class of shares, or that the Bank will acquire all of the shares of this type by a resolution of a general meeting of shareholders.

11.	Matters concerning delivery of stock acquisition rights in conjunction with reorganization activities

If the Bank undergoes a merger (limited only to situations where the Bank dissolves through merger), absorption-type company split (kyushu-bunkatsu) or incorporation-type company split (in both cases limited only to situations where the Bank becomes a split company), or share exchange or share transfer (in both cases limited only to situations where the Bank becomes a wholly owned subsidiary) (collectively the “Reorganization Activities”), stock acquisition rights to corporations listed in the Companies Act, Article 236, Paragraph 1, Item 8, a) through e) (the “Companies Subject to Reorganization”) shall be delivered to each Stock Acquisition Rights Holder who holds stock acquisition rights remaining (the “Remaining Stock Acquisition Rights”) immediately prior to the effective date (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date a company under consolidation merger is established; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date a company under incorporation-type company split is established; for share exchange, the date the share is exchange takes effect; and for share transfer, the date a wholly owning parent company under share transfer is established; the same shall apply hereunder) of the Reorganization Activities. However, this shall apply only when the delivery of stock acquisition rights of the Companies Subject to Reorganization is set forth in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan in accordance with each of the following items:

(1)	The number of stock acquisition rights of the Companies Subject to Reorganization to be granted

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each Stock Acquisition Rights holder.

(2)	The class of shares to be issued or transferred upon exercise of the stock acquisition rights of the Companies Subject to Reorganization

Shall be common stocks of the Companies Subject to Reorganization.

(3)	The number of shares to be issued or transferred upon exercise of stock acquisition rights of the Companies Subject to Reorganization

Shall be determined in accordance with 2. above after taking into consideration the terms of Reorganization Activities.

(4)	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon exercise of stock acquisition rights to be delivered shall be the amount determined by the post-reorganization exercise price below multiplied by the number of shares subject to the stock acquisition rights as determined in (3) above. Post-reorganization exercise price shall be one yen per share of Companies Subject to Reorganization that can be issued upon the exercise of stock acquisition rights.

(5)	Exercisable period of the Stock Acquisition Rights

The exercisable period shall be from the later of the start date of the exercisable period of stock acquisition rights as set forth in 7. above and the effective date of the Reorganization Activities to the expiration date of the exercisable period of stock acquisition rights as set forth in 7. above.

(6)	The amount of capital and capital reserves to be increased in the case of issuance of shares upon the exercise of stock acquisition rights

Shall be decided in accordance with 5. above.

(7)	Restrictions on acquisition of stock acquisition rights by transfer

Approval by a resolution of the board of directors of the Companies Subject to Reorganization is required to acquire stock acquisition rights by transfer.

(8)	Terms of exercising stock acquisition rights

The terms shall be decided in accordance with 8. above.

(9)	Provisions for acquisition of stock acquisition rights

The terms shall be decided in accordance with 10. above.

12.	Arrangement for fractions of less than one share that arise upon exercising stock acquisition rights

Any fraction less than one share in the number of shares issued upon exercising stock acquisition rights shall be disregarded.

End

Share Transfer Plan Appendix 2-(4)-2

Fourth stock acquisition rights of Juroku Financial Group, Inc.

1.	Name of the stock acquisition rights

Fourth stock acquisition rights of Juroku Financial Group, Inc.

2.	Class and quantity of shares underlying the stock acquisition rights

The type of shares for which the stock acquisition rights are intended shall be the common stock of the Company, and the number of shares for the purpose of each stock acquisition right (the “Number of Shares Granted”) shall be 10.

Additionally, after the day of the allotment of the stock acquisition rights (the “Allotment Date”) in 6. below, if the Company conducts a stock split for its common shares (including allotment of common shares without contribution; hereinafter the same for stock splits) or in the event of reverse stock split, the Number of Shares Granted shall be adjusted according to the following formula. However, such adjustment should be made only to the number of shares for stock acquisition rights not yet exercised at this time, with any fractions less than one share after adjustment discarded.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment x ratio of stock split or reverse stock split

The Number of Shares Granted after adjustment in the case of a stock split shall be applied after the day following the record date of the stock split (or if no record date is determined, then the effective date), or in the case of a reverse stock split, after the effective date of the said reverse stock split. However, if a stock split is made under the condition that a proposal to increase the capital or the reserve by reducing the surplus shall be approved at the Company’s general meeting of shareholders, and if the record date of such stock split is set for a day prior to the close of said general meeting of shareholders, the Number of Shares Granted after adjustment shall become applicable on the day following the close of said general meeting of shareholders and thereafter.

In addition to the above, if the Company undergoes a merger, company split, share exchange, or the like after the allotment date that makes it necessary to adjust the Number of Shares Granted, the board of directors of the Company may make necessary adjustments to the Number of Shares Granted.

3． Paid-in amount of the stock acquisition rights

Payment of money not required.

4.	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon the exercise of a stock acquisition right shall be one yen per share that will be issued or transferred by exercising the stock acquisition right, multiplied by the Number of Shares Granted.

5.	Matters relating to stated capital and capital reserves that will be increased when shares are issued following the exercise of stock acquisition rights
(1)	The amount of capital to be increased when shares are issued upon exercise of stock acquisition rights shall be half the amount of the upper limit for an increase in capital or the like that is calculated in accordance with Article 17, Paragraph 1 of the Regulations on Corporate Accounting. Should any amount be less than one yen, it shall be rounded up to the nearest yen.
(2)	The amount of capital reserve to be increased when shares are issued upon the exercise of stock acquisition rights shall be the upper limit for an increase in capital or the like described in the preceding subparagraph (1) less the amount of increased capital specified in the preceding subparagraph (1).

6.	Allotment Date of the stock acquisition rights

October 1, 2021

7.	Exercisable period of the stock acquisition rights

Shall be from October 1, 2021 to July 22, 2046.

However, if the last day of the exercisable period falls on a holiday of the Company, the preceding business day shall be the last day.

8.	Terms of exercising stock acquisition rights
(1)	The Stock Acquisition Rights Holder may only exercise stock acquisition rights all together within 10 days from the day following the day of losing a position as a director or executive officer of the Company or a director or executive officer of The Juroku Bank, Ltd. (if the 10th day falls on a holiday, by the following business day).
(2)	If the Stock Acquisition Rights Holder dies, the heir of the Stock Acquisition Rights Holder may exercise the stock acquisition rights only up to the day when one year has passed from the day following the day when the decedent died.

Share Transfer Plan Appendix 2-(4)-2

9.	Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Company’s board of directors is required to acquire stock acquisition rights by transfer.

10.	Provisions for acquisition of stock acquisition rights
(1)	If stock acquisition rights become unable to be exercised due to the provisions of 8. above or the stock acquisition rights allotment agreement before the Stock Acquisition Rights Holder exercises the stock acquisition rights, the Company may acquire the stock acquisition rights free of charge.
(2)	If any of the following proposals (a), (b), (c), (d) or (e) is approved at a general meeting of shareholders of the Company (or, if a resolution of the general meeting of shareholders is not required, the proposal is approved by the board of directors of the Company) the Company may acquire stock acquisition rights free of charge on the date separately determined by the board of directors of the Company.
(a)	Proposal for approval of merger agreement in which the Company becomes an absorbed company;
(b)	Proposal for approval of a company split agreement or split plan in which the Company becomes a split company;
(c)	Proposal for approval of share exchange agreement or share transfer plan in which the Company becomes a wholly-owned subsidiary;
(d)	Proposal for approval of amendment of the Articles of Incorporation which stipulates that the approval of the Company is required for the acquisition of the shares by transfer as the content of all shares issued by the Company; or
(e)	Proposal for approval of amendment of the Articles of Incorporation which provides that approval of the Company is required for the acquisition by transfer of the class of shares that is the object of the stock acquisition rights as the content of that class of shares, or that the Company will acquire all of the shares of this type by a resolution of a general meeting of shareholders.

11.	Matters concerning delivery of stock acquisition rights in conjunction with reorganization activities

If the Company undergoes a merger (limited only to situations where the Company dissolves through merger), absorption-type company split (kyushu-bunkatsu) or incorporation-type company split (in both cases limited only to situations where the Company becomes a split company), or share exchange or share transfer (in both cases limited only to situations where the Company becomes a wholly owned subsidiary) (collectively the “Reorganization Activities”), stock acquisition rights to corporations listed in the Companies Act, Article 236, Paragraph 1, Item 8, a) through e) (the “Companies Subject to Reorganization”) shall be delivered to each Stock Acquisition Rights Holder who holds stock acquisition rights remaining (the “Remaining Stock Acquisition Rights”) immediately prior to the effective date (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date a company under consolidation merger is established; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date a company under incorporation-type company split is established; for share exchange, the date the share is exchange takes effect; and for share transfer, the date a wholly owning parent company under share transfer is established; the same shall apply hereunder) of the Reorganization Activities. However, this shall apply only when the delivery of stock acquisition rights of the Companies Subject to Reorganization is set forth in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan in accordance with each of the following items:

(1)	The number of stock acquisition rights of the Companies Subject to Reorganization to be granted

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each Stock Acquisition Rights holder.

(2)	The class of shares to be issued or transferred upon exercise of the stock acquisition rights of the Companies Subject to Reorganization

Shall be common stocks of the Companies Subject to Reorganization.

(3)	The number of shares to be issued or transferred upon exercise of stock acquisition rights of the Companies Subject to Reorganization

Shall be determined in accordance with 2. above after taking into consideration the terms of Reorganization Activities.

(4)	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon exercise of stock acquisition rights to be delivered shall be the amount determined by the post-reorganization exercise price below multiplied by the number of shares subject to the stock acquisition rights as determined in (3) above. Post-reorganization exercise price shall be one yen per share of Companies Subject to Reorganization that can be issued upon the exercise of stock acquisition rights.

(5)	Exercisable period of the Stock Acquisition Rights

The exercisable period shall be from the later of the start date of the exercisable period of stock acquisition rights as set forth in 7. above and the effective date of the Reorganization Activities to the expiration date of the exercisable period of stock acquisition rights as set forth in 7. above.

(6)	The amount of capital and capital reserves to be increased in the case of issuance of shares upon the exercise of stock acquisition rights

Shall be decided in accordance with 5. above.

(7)	Restrictions on acquisition of stock acquisition rights by transfer

Approval by a resolution of the board of directors of the Companies Subject to Reorganization is required to acquire stock acquisition rights by transfer.

(8)	Terms of exercising stock acquisition rights

The terms shall be decided in accordance with 8. above.

(9)	Provisions for acquisition of stock acquisition rights

The terms shall be decided in accordance with 10. above.

12.	Arrangement for fractions of less than one share that arise upon exercising stock acquisition rights

Any fraction less than one share in the number of shares issued upon exercising stock acquisition rights shall be disregarded.

End

Share Transfer Plan Appendix 2-(5)-1

Fifth stock acquisition rights of The Juroku Bank, Ltd.

1.	Name of the stock acquisition rights

Fifth stock acquisition rights of The Juroku Bank, Ltd.

2.	Class and quantity of shares underlying the stock acquisition rights

The type of shares for which the stock acquisition rights are intended shall be the common stock of the Bank, and the number of shares for the purpose of each stock acquisition right (the “Number of Shares Granted”) shall be 100.

Additionally, after the day of the allotment of the stock acquisition rights (the “Allotment Date”) in 6. below, if the Bank conducts a stock split for its common shares (including allotment of common shares without contribution; hereinafter the same for stock splits) or in the event of reverse stock split, the Number of Shares Granted shall be adjusted according to the following formula. However, such adjustment should be made only to the number of shares for stock acquisition rights not yet exercised at this time, with any fractions less than one share after adjustment discarded.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment x ratio of stock split or reverse stock split

The Number of Shares Granted after adjustment in the case of a stock split shall be applied after the day following the record date of the stock split (or if no record date is determined, then the effective date), or in the case of a reverse stock split, after the effective date of the said reverse stock split. However, if a stock split is made under the condition that a proposal to increase the capital or the reserve by reducing the surplus shall be approved at the Bank’s general meeting of shareholders, and if the record date of such stock split is set for a day prior to the close of said general meeting of shareholders, the Number of Shares Granted after adjustment shall become applicable on the day following the close of said general meeting of shareholders and thereafter.

In addition to the above, if the Bank undergoes a merger, company split, share exchange, or the like after the allotment date that makes it necessary to adjust the Number of Shares Granted, the board of directors of the Bank may make necessary adjustments to the Number of Shares Granted.

3.	Paid-in amount of the stock acquisition rights

The paid-in amount of the stock acquisition rights shall be the fair appraisal value of each share of stock option calculated by the Black-Scholes model multiplied by the Number of Shares Granted on the date the stock acquisition rights are granted.

Instead of paying the paid-in amount, the person to whom the stock acquisition right is granted (the “Stock Acquisition Rights Holder”) shall set off with compensation receivable from the Bank.

4.	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon the exercise of a stock acquisition right shall be one yen per share that will be issued or transferred by exercising the stock acquisition right, multiplied by the Number of Shares Granted.

5.	Matters relating to stated capital and capital reserves that will be increased when shares are issued following the exercise of stock acquisition rights
(1)	The amount of capital to be increased when shares are issued upon exercise of stock acquisition rights shall be half the amount of the upper limit for an increase in capital or the like that is calculated in accordance with Article 17, Paragraph 1 of the Regulations on Corporate Accounting. Should any amount be less than one yen, it shall be rounded up to the nearest yen.
(2)	The amount of capital reserve to be increased when shares are issued upon the exercise of stock acquisition rights shall be the upper limit for an increase in capital or the like described in the preceding subparagraph (1) less the amount of increased capital specified in the preceding subparagraph (1).

6.	Allotment Date of the stock acquisition rights

July 21, 2017

7.	Exercisable period of the stock acquisition rights

Shall be from July 22, 2017 to July 21, 2047.

However, if the last day of the exercisable period falls on a holiday of the Bank, the preceding business day shall be the last day.

8.	Terms of exercising stock acquisition rights
(1)	The Stock Acquisition Rights Holder may only exercise stock acquisition rights all together within 10 days from the day following the day of losing a position as either a director or executive officer of the Bank (if the 10th day falls on a holiday, by the following business day).
(2)	If the Stock Acquisition Rights Holder dies, the heir of the Stock Acquisition Rights Holder may exercise the stock acquisition rights only up to the day when one year has passed from the day following the day when the decedent died.

Share Transfer Plan Appendix 2-(5)-1

9.	Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Bank’s board of directors is required to acquire stock acquisition rights by transfer.

10.	Provisions for acquisition of stock acquisition rights
(1)	If stock acquisition rights become unable to be exercised due to the provisions of 8. above or the stock acquisition rights allotment agreement before the Stock Acquisition Rights Holder exercises the stock acquisition rights, the Bank may acquire the stock acquisition rights free of charge.
(2)	If any of the following proposals (a), (b), (c), (d) or (e) is approved at a general meeting of shareholders of the Bank (or, if a resolution of the general meeting of shareholders is not required, the proposal is approved by the board of directors of the Bank) the Bank may acquire stock acquisition rights free of charge on the date separately determined by the board of directors of the Bank.
(a)	Proposal for approval of merger agreement in which the Bank becomes an absorbed company;
(b)	Proposal for approval of a company split agreement or split plan in which the Bank becomes a split company;
(c)	Proposal for approval of share exchange agreement or share transfer plan in which the Bank becomes a wholly-owned subsidiary;
(d)	Proposal for approval of amendment of the Articles of Incorporation which stipulates that the approval of the Bank is required for the acquisition of the shares by transfer as the content of all shares issued by the Bank; or
(e)	Proposal for approval of amendment of the Articles of Incorporation which provides that approval of the Bank is required for the acquisition by transfer of the class of shares that is the object of the stock acquisition rights as the content of that class of shares, or that the Bank will acquire all of the shares of this type by a resolution of a general meeting of shareholders.

11.	Matters concerning delivery of stock acquisition rights in conjunction with reorganization activities

If the Bank undergoes a merger (limited only to situations where the Bank dissolves through merger), absorption-type company split (kyushu-bunkatsu) or incorporation-type company split (in both cases limited only to situations where the Bank becomes a split company), or share exchange or share transfer (in both cases limited only to situations where the Bank becomes a wholly owned subsidiary) (collectively the “Reorganization Activities”), stock acquisition rights to corporations listed in the Companies Act, Article 236, Paragraph 1, Item 8, a) through e) (the “Companies Subject to Reorganization”) shall be delivered to each Stock Acquisition Rights Holder who holds stock acquisition rights remaining (the “Remaining Stock Acquisition Rights”) immediately prior to the effective date (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date a company under consolidation merger is established; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date a company under incorporation-type company split is established; for share exchange, the date the share is exchange takes effect; and for share transfer, the date a wholly owning parent company under share transfer is established; the same shall apply hereunder) of the Reorganization Activities. However, this shall apply only when the delivery of stock acquisition rights of the Companies Subject to Reorganization is set forth in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan in accordance with each of the following items:

(1)	The number of stock acquisition rights of the Companies Subject to Reorganization to be granted

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each Stock Acquisition Rights holder.

(2)	The class of shares to be issued or transferred upon exercise of the stock acquisition rights of the Companies Subject to Reorganization

Shall be common stocks of the Companies Subject to Reorganization.

(3)	The number of shares to be issued or transferred upon exercise of stock acquisition rights of the Companies Subject to Reorganization

Shall be determined in accordance with 2. above after taking into consideration the terms of Reorganization Activities.

(4)	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon exercise of stock acquisition rights to be delivered shall be the amount determined by the post-reorganization exercise price below multiplied by the number of shares subject to the stock acquisition rights as determined in (3) above. Post-reorganization exercise price shall be one yen per share of Companies Subject to Reorganization that can be issued upon the exercise of stock acquisition rights.

(5)	Exercisable period of the Stock Acquisition Rights

The exercisable period shall be from the later of the start date of the exercisable period of stock acquisition rights as set forth in 7. above and the effective date of the Reorganization Activities to the expiration date of the exercisable period of stock acquisition rights as set forth in 7. above.

(6)	The amount of capital and capital reserves to be increased in the case of issuance of shares upon the exercise of stock acquisition rights

Shall be decided in accordance with 5. above.

(7)	Restrictions on acquisition of stock acquisition rights by transfer

Approval by a resolution of the board of directors of the Companies Subject to Reorganization is required to acquire stock acquisition rights by transfer.

(8)	Terms of exercising stock acquisition rights

The terms shall be decided in accordance with 8. above.

(9)	Provisions for acquisition of stock acquisition rights

The terms shall be decided in accordance with 10. above.

12.	Arrangement for fractions of less than one share that arise upon exercising stock acquisition rights

Any fraction less than one share in the number of shares issued upon exercising stock acquisition rights shall be disregarded.

End

Share Transfer Plan Appendix 2-(5)-2

Fifth stock acquisition rights of Juroku Financial Group, Inc.

1.	Name of the stock acquisition rights

Fifth stock acquisition rights of Juroku Financial Group, Inc.

2.	Class and quantity of shares underlying the stock acquisition rights

The type of shares for which the stock acquisition rights are intended shall be the common stock of the Company, and the number of shares for the purpose of each stock acquisition right (the “Number of Shares Granted”) shall be 10.

Additionally, after the day of the allotment of the stock acquisition rights (the “Allotment Date”) in 6. below, if the Company conducts a stock split for its common shares (including allotment of common shares without contribution; hereinafter the same for stock splits) or in the event of reverse stock split, the Number of Shares Granted shall be adjusted according to the following formula. However, such adjustment should be made only to the number of shares for stock acquisition rights not yet exercised at this time, with any fractions less than one share after adjustment discarded.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment x ratio of stock split or reverse stock split

The Number of Shares Granted after adjustment in the case of a stock split shall be applied after the day following the record date of the stock split (or if no record date is determined, then the effective date), or in the case of a reverse stock split, after the effective date of the said reverse stock split. However, if a stock split is made under the condition that a proposal to increase the capital or the reserve by reducing the surplus shall be approved at the Company’s general meeting of shareholders, and if the record date of such stock split is set for a day prior to the close of said general meeting of shareholders, the Number of Shares Granted after adjustment shall become applicable on the day following the close of said general meeting of shareholders and thereafter.

In addition to the above, if the Company undergoes a merger, company split, share exchange, or the like after the allotment date that makes it necessary to adjust the Number of Shares Granted, the board of directors of the Company may make necessary adjustments to the Number of Shares Granted.

3． Paid-in amount of the stock acquisition rights

Payment of money not required.

4.	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon the exercise of a stock acquisition right shall be one yen per share that will be issued or transferred by exercising the stock acquisition right, multiplied by the Number of Shares Granted.

5.	Matters relating to stated capital and capital reserves that will be increased when shares are issued following the exercise of stock acquisition rights
(1)	The amount of capital to be increased when shares are issued upon exercise of stock acquisition rights shall be half the amount of the upper limit for an increase in capital or the like that is calculated in accordance with Article 17, Paragraph 1 of the Regulations on Corporate Accounting. Should any amount be less than one yen, it shall be rounded up to the nearest yen.
(2)	The amount of capital reserve to be increased when shares are issued upon the exercise of stock acquisition rights shall be the upper limit for an increase in capital or the like described in the preceding subparagraph (1) less the amount of increased capital specified in the preceding subparagraph (1).

6.	Allotment Date of the stock acquisition rights

October 1, 2021

7.	Exercisable period of the stock acquisition rights

Shall be from October 1, 2021 to July 21, 2047.

However, if the last day of the exercisable period falls on a holiday of the Company, the preceding business day shall be the last day.

8.	Terms of exercising stock acquisition rights
(1)	The Stock Acquisition Rights Holder may only exercise stock acquisition rights all together within 10 days from the day following the day of losing a position as a director or executive officer of the Company or a director or executive officer of The Juroku Bank, Ltd. (if the 10th day falls on a holiday, by the following business day).
(2)	If the Stock Acquisition Rights Holder dies, the heir of the Stock Acquisition Rights Holder may exercise the stock acquisition rights only up to the day when one year has passed from the day following the day when the decedent died.

Share Transfer Plan Appendix 2-(5)-2

9.	Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Company’s board of directors is required to acquire stock acquisition rights by transfer.

10.	Provisions for acquisition of stock acquisition rights
(1)	If stock acquisition rights become unable to be exercised due to the provisions of 8. above or the stock acquisition rights allotment agreement before the Stock Acquisition Rights Holder exercises the stock acquisition rights, the Company may acquire the stock acquisition rights free of charge.
(2)	If any of the following proposals (a), (b), (c), (d) or (e) is approved at a general meeting of shareholders of the Company (or, if a resolution of the general meeting of shareholders is not required, the proposal is approved by the board of directors of the Company) the Company may acquire stock acquisition rights free of charge on the date separately determined by the board of directors of the Company.
(a)	Proposal for approval of merger agreement in which the Company becomes an absorbed company;
(b)	Proposal for approval of a company split agreement or split plan in which the Company becomes a split company;
(c)	Proposal for approval of share exchange agreement or share transfer plan in which the Company becomes a wholly-owned subsidiary;
(d)	Proposal for approval of amendment of the Articles of Incorporation which stipulates that the approval of the Company is required for the acquisition of the shares by transfer as the content of all shares issued by the Company; or
(e)	Proposal for approval of amendment of the Articles of Incorporation which provides that approval of the Company is required for the acquisition by transfer of the class of shares that is the object of the stock acquisition rights as the content of that class of shares, or that the Company will acquire all of the shares of this type by a resolution of a general meeting of shareholders.

11.	Matters concerning delivery of stock acquisition rights in conjunction with reorganization activities

If the Company undergoes a merger (limited only to situations where the Company dissolves through merger), absorption-type company split (kyushu-bunkatsu) or incorporation-type company split (in both cases limited only to situations where the Company becomes a split company), or share exchange or share transfer (in both cases limited only to situations where the Company becomes a wholly owned subsidiary) (collectively the “Reorganization Activities”), stock acquisition rights to corporations listed in the Companies Act, Article 236, Paragraph 1, Item 8, a) through e) (the “Companies Subject to Reorganization”) shall be delivered to each Stock Acquisition Rights Holder who holds stock acquisition rights remaining (the “Remaining Stock Acquisition Rights”) immediately prior to the effective date (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date a company under consolidation merger is established; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date a company under incorporation-type company split is established; for share exchange, the date the share is exchange takes effect; and for share transfer, the date a wholly owning parent company under share transfer is established; the same shall apply hereunder) of the Reorganization Activities. However, this shall apply only when the delivery of stock acquisition rights of the Companies Subject to Reorganization is set forth in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan in accordance with each of the following items:

(1)	The number of stock acquisition rights of the Companies Subject to Reorganization to be granted

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each Stock Acquisition Rights holder.

(2)	The class of shares to be issued or transferred upon exercise of the stock acquisition rights of the Companies Subject to Reorganization

Shall be common stocks of the Companies Subject to Reorganization.

(3)	The number of shares to be issued or transferred upon exercise of stock acquisition rights of the Companies Subject to Reorganization

Shall be determined in accordance with 2. above after taking into consideration the terms of Reorganization Activities.

(4)	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon exercise of stock acquisition rights to be delivered shall be the amount determined by the post-reorganization exercise price below multiplied by the number of shares subject to the stock acquisition rights as determined in (3) above. Post-reorganization exercise price shall be one yen per share of Companies Subject to Reorganization that can be issued upon the exercise of stock acquisition rights.

(5)	Exercisable period of the Stock Acquisition Rights

The exercisable period shall be from the later of the start date of the exercisable period of stock acquisition rights as set forth in 7. above and the effective date of the Reorganization Activities to the expiration date of the exercisable period of stock acquisition rights as set forth in 7. above.

(6)	The amount of capital and capital reserves to be increased in the case of issuance of shares upon the exercise of stock acquisition rights

Shall be decided in accordance with 5. above.

(7)	Restrictions on acquisition of stock acquisition rights by transfer

Approval by a resolution of the board of directors of the Companies Subject to Reorganization is required to acquire stock acquisition rights by transfer.

(8)	Terms of exercising stock acquisition rights

The terms shall be decided in accordance with 8. above.

(9)	Provisions for acquisition of stock acquisition rights

The terms shall be decided in accordance with 10. above.

12.	Arrangement for fractions of less than one share that arise upon exercising stock acquisition rights

Any fraction less than one share in the number of shares issued upon exercising stock acquisition rights shall be disregarded.

End

Share Transfer Plan Appendix 2-(6)-1

Sixth stock acquisition rights of The Juroku Bank, Ltd.

1.	Name of the stock acquisition rights

Sixth stock acquisition rights of The Juroku Bank, Ltd.

2.	Class and quantity of shares underlying the stock acquisition rights

The type of shares for which the stock acquisition rights are intended shall be the common stock of the Bank, and the number of shares for the purpose of each stock acquisition right (the “Number of Shares Granted”) shall be 10.

Additionally, after the day of the allotment of the stock acquisition rights (the “Allotment Date”) in 6. below, if the Bank conducts a stock split for its common shares (including allotment of common shares without contribution; hereinafter the same for stock splits) or in the event of reverse stock split, the Number of Shares Granted shall be adjusted according to the following formula. However, such adjustment should be made only to the number of shares for stock acquisition rights not yet exercised at this time, with any fractions less than one share after adjustment discarded.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment x ratio of stock split or reverse stock split

The Number of Shares Granted after adjustment in the case of a stock split shall be applied after the day following the record date of the stock split (or if no record date is determined, then the effective date), or in the case of a reverse stock split, after the effective date of the said reverse stock split. However, if a stock split is made under the condition that a proposal to increase the capital or the reserve by reducing the surplus shall be approved at the Bank’s general meeting of shareholders, and if the record date of such stock split is set for a day prior to the close of said general meeting of shareholders, the Number of Shares Granted after adjustment shall become applicable on the day following the close of said general meeting of shareholders and thereafter.

In addition to the above, if the Bank undergoes a merger, company split, share exchange, or the like after the allotment date that makes it necessary to adjust the Number of Shares Granted, the board of directors of the Bank may make necessary adjustments to the Number of Shares Granted.

3.	Paid-in amount of the stock acquisition rights

The paid-in amount of the stock acquisition rights shall be the fair appraisal value of each share of stock option calculated by the Black-Scholes model multiplied by the Number of Shares Granted on the date the stock acquisition rights are granted.

Instead of paying the paid-in amount, the person to whom the stock acquisition right is granted (the “Stock Acquisition Rights Holder”) shall set off with compensation receivable from the Bank.

4.	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon the exercise of a stock acquisition right shall be one yen per share that will be issued or transferred by exercising the stock acquisition right, multiplied by the Number of Shares Granted.

5.	Matters relating to stated capital and capital reserves that will be increased when shares are issued following the exercise of stock acquisition rights
(1)	The amount of capital to be increased when shares are issued upon exercise of stock acquisition rights shall be half the amount of the upper limit for an increase in capital or the like that is calculated in accordance with Article 17, Paragraph 1 of the Regulations on Corporate Accounting. Should any amount be less than one yen, it shall be rounded up to the nearest yen.
(2)	The amount of capital reserve to be increased when shares are issued upon the exercise of stock acquisition rights shall be the upper limit for an increase in capital or the like described in the preceding subparagraph (1) less the amount of increased capital specified in the preceding subparagraph (1).

6.	Allotment Date of the stock acquisition rights

July 23, 2018

7.	Exercisable period of the stock acquisition rights

Shall be from July 24, 2018 to July 23, 2048.

However, if the last day of the exercisable period falls on a holiday of the Bank, the preceding business day shall be the last day.

8.	Terms of exercising stock acquisition rights
(1)	The Stock Acquisition Rights Holder may only exercise stock acquisition rights all together within 10 days from the day following the day of losing a position as either a director or executive officer of the Bank (if the 10th day falls on a holiday, by the following business day).
(2)	If the Stock Acquisition Rights Holder dies, the heir of the Stock Acquisition Rights Holder may exercise the stock acquisition rights only up to the day when one year has passed from the day following the day when the decedent died.

Share Transfer Plan Appendix 2-(6)-1

9.	Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Bank’s board of directors is required to acquire stock acquisition rights by transfer.

10.	Provisions for acquisition of stock acquisition rights
(1)	If stock acquisition rights become unable to be exercised due to the provisions of 8. above or the stock acquisition rights allotment agreement before the Stock Acquisition Rights Holder exercises the stock acquisition rights, the Bank may acquire the stock acquisition rights free of charge.
(2)	If any of the following proposals (a), (b), (c), (d) or (e) is approved at a general meeting of shareholders of the Bank (or, if a resolution of the general meeting of shareholders is not required, the proposal is approved by the board of directors of the Bank) the Bank may acquire stock acquisition rights free of charge on the date separately determined by the board of directors of the Bank.
(a)	Proposal for approval of merger agreement in which the Bank becomes an absorbed company;
(b)	Proposal for approval of a company split agreement or split plan in which the Bank becomes a split company;
(c)	Proposal for approval of share exchange agreement or share transfer plan in which the Bank becomes a wholly-owned subsidiary;
(d)	Proposal for approval of amendment of the Articles of Incorporation which stipulates that the approval of the Bank is required for the acquisition of the shares by transfer as the content of all shares issued by the Bank; or
(e)	Proposal for approval of amendment of the Articles of Incorporation which provides that approval of the Bank is required for the acquisition by transfer of the class of shares that is the object of the stock acquisition rights as the content of that class of shares, or that the Bank will acquire all of the shares of this type by a resolution of a general meeting of shareholders.

11.	Matters concerning delivery of stock acquisition rights in conjunction with reorganization activities

If the Bank undergoes a merger (limited only to situations where the Bank dissolves through merger), absorption-type company split (kyushu-bunkatsu) or incorporation-type company split (in both cases limited only to situations where the Bank becomes a split company), or share exchange or share transfer (in both cases limited only to situations where the Bank becomes a wholly owned subsidiary) (collectively the “Reorganization Activities”), stock acquisition rights to corporations listed in the Companies Act, Article 236, Paragraph 1, Item 8, a) through e) (the “Companies Subject to Reorganization”) shall be delivered to each Stock Acquisition Rights Holder who holds stock acquisition rights remaining (the “Remaining Stock Acquisition Rights”) immediately prior to the effective date (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date a company under consolidation merger is established; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date a company under incorporation-type company split is established; for share exchange, the date the share is exchange takes effect; and for share transfer, the date a wholly owning parent company under share transfer is established; the same shall apply hereunder) of the Reorganization Activities. However, this shall apply only when the delivery of stock acquisition rights of the Companies Subject to Reorganization is set forth in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan in accordance with each of the following items:

(1)	The number of stock acquisition rights of the Companies Subject to Reorganization to be granted

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each Stock Acquisition Rights holder.

(2)	The class of shares to be issued or transferred upon exercise of the stock acquisition rights of the Companies Subject to Reorganization

Shall be common stocks of the Companies Subject to Reorganization.

(3)	The number of shares to be issued or transferred upon exercise of stock acquisition rights of the Companies Subject to Reorganization

Shall be determined in accordance with 2. above after taking into consideration the terms of Reorganization Activities.

(4)	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon exercise of stock acquisition rights to be delivered shall be the amount determined by the post-reorganization exercise price below multiplied by the number of shares subject to the stock acquisition rights as determined in (3) above. Post-reorganization exercise price shall be one yen per share of Companies Subject to Reorganization that can be issued upon the exercise of stock acquisition rights.

(5)	Exercisable period of the Stock Acquisition Rights

The exercisable period shall be from the later of the start date of the exercisable period of stock acquisition rights as set forth in 7. above and the effective date of the Reorganization Activities to the expiration date of the exercisable period of stock acquisition rights as set forth in 7. above.

(6)	The amount of capital and capital reserves to be increased in the case of issuance of shares upon the exercise of stock acquisition rights

Shall be decided in accordance with 5. above.

(7)	Restrictions on acquisition of stock acquisition rights by transfer

Approval by a resolution of the board of directors of the Companies Subject to Reorganization is required to acquire stock acquisition rights by transfer.

(8)	Terms of exercising stock acquisition rights

The terms shall be decided in accordance with 8. above.

(9)	Provisions for acquisition of stock acquisition rights

The terms shall be decided in accordance with 10. above.

12.	Arrangement for fractions of less than one share that arise upon exercising stock acquisition rights

Any fraction less than one share in the number of shares issued upon exercising stock acquisition rights shall be disregarded.

End

Share Transfer Plan Appendix 2-(6)-2

Sixth stock acquisition rights of Juroku Financial Group, Inc.

1.	Name of the stock acquisition rights

Sixth stock acquisition rights of Juroku Financial Group, Inc.

2.	Class and quantity of shares underlying the stock acquisition rights

The type of shares for which the stock acquisition rights are intended shall be the common stock of the Company, and the number of shares for the purpose of each stock acquisition right (the “Number of Shares Granted”) shall be 10.

Additionally, after the day of the allotment of the stock acquisition rights (the “Allotment Date”) in 6. below, if the Company conducts a stock split for its common shares (including allotment of common shares without contribution; hereinafter the same for stock splits) or in the event of reverse stock split, the Number of Shares Granted shall be adjusted according to the following formula. However, such adjustment should be made only to the number of shares for stock acquisition rights not yet exercised at this time, with any fractions less than one share after adjustment discarded.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment x ratio of stock split or reverse stock split

The Number of Shares Granted after adjustment in the case of a stock split shall be applied after the day following the record date of the stock split (or if no record date is determined, then the effective date), or in the case of a reverse stock split, after the effective date of the said reverse stock split. However, if a stock split is made under the condition that a proposal to increase the capital or the reserve by reducing the surplus shall be approved at the Company’s general meeting of shareholders, and if the record date of such stock split is set for a day prior to the close of said general meeting of shareholders, the Number of Shares Granted after adjustment shall become applicable on the day following the close of said general meeting of shareholders and thereafter.

In addition to the above, if the Company undergoes a merger, company split, share exchange, or the like after the allotment date that makes it necessary to adjust the Number of Shares Granted, the board of directors of the Company may make necessary adjustments to the Number of Shares Granted.

3． Paid-in amount of the stock acquisition rights

Payment of money not required.

4.	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon the exercise of a stock acquisition right shall be one yen per share that will be issued or transferred by exercising the stock acquisition right, multiplied by the Number of Shares Granted.

5.	Matters relating to stated capital and capital reserves that will be increased when shares are issued following the exercise of stock acquisition rights
(1)	The amount of capital to be increased when shares are issued upon exercise of stock acquisition rights shall be half the amount of the upper limit for an increase in capital or the like that is calculated in accordance with Article 17, Paragraph 1 of the Regulations on Corporate Accounting. Should any amount be less than one yen, it shall be rounded up to the nearest yen.
(2)	The amount of capital reserve to be increased when shares are issued upon the exercise of stock acquisition rights shall be the upper limit for an increase in capital or the like described in the preceding subparagraph (1) less the amount of increased capital specified in the preceding subparagraph (1).

6.	Allotment Date of the stock acquisition rights

October 1, 2021

7.	Exercisable period of the stock acquisition rights

Shall be from October 1, 2021 to July 23, 2048.

However, if the last day of the exercisable period falls on a holiday of the Company, the preceding business day shall be the last day.

8.	Terms of exercising stock acquisition rights
(1)	The Stock Acquisition Rights Holder may only exercise stock acquisition rights all together within 10 days from the day following the day of losing a position as a director or executive officer of the Company or a director or executive officer of The Juroku Bank, Ltd. (if the 10th day falls on a holiday, by the following business day).
(2)	If the Stock Acquisition Rights Holder dies, the heir of the Stock Acquisition Rights Holder may exercise the stock acquisition rights only up to the day when one year has passed from the day following the day when the decedent died.

Share Transfer Plan Appendix 2-(6)-2

9.	Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Company’s board of directors is required to acquire stock acquisition rights by transfer.

10.	Provisions for acquisition of stock acquisition rights
(1)	If stock acquisition rights become unable to be exercised due to the provisions of 8. above or the stock acquisition rights allotment agreement before the Stock Acquisition Rights Holder exercises the stock acquisition rights, the Company may acquire the stock acquisition rights free of charge.
(2)	If any of the following proposals (a), (b), (c), (d) or (e) is approved at a general meeting of shareholders of the Company (or, if a resolution of the general meeting of shareholders is not required, the proposal is approved by the board of directors of the Company) the Company may acquire stock acquisition rights free of charge on the date separately determined by the board of directors of the Company.
(a)	Proposal for approval of merger agreement in which the Company becomes an absorbed company;
(b)	Proposal for approval of a company split agreement or split plan in which the Company becomes a split company;
(c)	Proposal for approval of share exchange agreement or share transfer plan in which the Company becomes a wholly-owned subsidiary;
(d)	Proposal for approval of amendment of the Articles of Incorporation which stipulates that the approval of the Company is required for the acquisition of the shares by transfer as the content of all shares issued by the Company; or
(e)	Proposal for approval of amendment of the Articles of Incorporation which provides that approval of the Company is required for the acquisition by transfer of the class of shares that is the object of the stock acquisition rights as the content of that class of shares, or that the Company will acquire all of the shares of this type by a resolution of a general meeting of shareholders.

11.	Matters concerning delivery of stock acquisition rights in conjunction with reorganization activities

If the Company undergoes a merger (limited only to situations where the Company dissolves through merger), absorption-type company split (kyushu-bunkatsu) or incorporation-type company split (in both cases limited only to situations where the Company becomes a split company), or share exchange or share transfer (in both cases limited only to situations where the Company becomes a wholly owned subsidiary) (collectively the “Reorganization Activities”), stock acquisition rights to corporations listed in the Companies Act, Article 236, Paragraph 1, Item 8, a) through e) (the “Companies Subject to Reorganization”) shall be delivered to each Stock Acquisition Rights Holder who holds stock acquisition rights remaining (the “Remaining Stock Acquisition Rights”) immediately prior to the effective date (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date a company under consolidation merger is established; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date a company under incorporation-type company split is established; for share exchange, the date the share is exchange takes effect; and for share transfer, the date a wholly owning parent company under share transfer is established; the same shall apply hereunder) of the Reorganization Activities. However, this shall apply only when the delivery of stock acquisition rights of the Companies Subject to Reorganization is set forth in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan in accordance with each of the following items:

(1)	The number of stock acquisition rights of the Companies Subject to Reorganization to be granted

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each Stock Acquisition Rights holder.

(2)	The class of shares to be issued or transferred upon exercise of the stock acquisition rights of the Companies Subject to Reorganization

Shall be common stocks of the Companies Subject to Reorganization.

(3)	The number of shares to be issued or transferred upon exercise of stock acquisition rights of the Companies Subject to Reorganization

Shall be determined in accordance with 2. above after taking into consideration the terms of Reorganization Activities.

(4)	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon exercise of stock acquisition rights to be delivered shall be the amount determined by the post-reorganization exercise price below multiplied by the number of shares subject to the stock acquisition rights as determined in (3) above. Post-reorganization exercise price shall be one yen per share of Companies Subject to Reorganization that can be issued upon the exercise of stock acquisition rights.

(5)	Exercisable period of the Stock Acquisition Rights

The exercisable period shall be from the later of the start date of the exercisable period of stock acquisition rights as set forth in 7. above and the effective date of the Reorganization Activities to the expiration date of the exercisable period of stock acquisition rights as set forth in 7. above.

(6)	The amount of capital and capital reserves to be increased in the case of issuance of shares upon the exercise of stock acquisition rights

Shall be decided in accordance with 5. above.

(7)	Restrictions on acquisition of stock acquisition rights by transfer

Approval by a resolution of the board of directors of the Companies Subject to Reorganization is required to acquire stock acquisition rights by transfer.

(8)	Terms of exercising stock acquisition rights

The terms shall be decided in accordance with 8. above.

(9)	Provisions for acquisition of stock acquisition rights

The terms shall be decided in accordance with 10. above.

12.	Arrangement for fractions of less than one share that arise upon exercising stock acquisition rights

Any fraction less than one share in the number of shares issued upon exercising stock acquisition rights shall be disregarded.

End

Share Transfer Plan Appendix 2-(7)-1

Seventh stock acquisition rights of The Juroku Bank, Ltd.

1.	Name of the stock acquisition rights

Seventh stock acquisition rights of The Juroku Bank, Ltd.

2.	Class and quantity of shares underlying the stock acquisition rights

The type of shares for which the stock acquisition rights are intended shall be the common stock of the Bank, and the number of shares for the purpose of each stock acquisition right (the “Number of Shares Granted”) shall be 10.

Additionally, after the day of the allotment of the stock acquisition rights (the “Allotment Date”) in 6. below, if the Bank conducts a stock split for its common shares (including allotment of common shares without contribution; hereinafter the same for stock splits) or in the event of reverse stock split, the Number of Shares Granted shall be adjusted according to the following formula. However, such adjustment should be made only to the number of shares for stock acquisition rights not yet exercised at this time, with any fractions less than one share after adjustment discarded.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment x ratio of stock split or reverse stock split

The Number of Shares Granted after adjustment in the case of a stock split shall be applied after the day following the record date of the stock split (or if no record date is determined, then the effective date), or in the case of a reverse stock split, after the effective date of the said reverse stock split. However, if a stock split is made under the condition that a proposal to increase the capital or the reserve by reducing the surplus shall be approved at the Bank’s general meeting of shareholders, and if the record date of such stock split is set for a day prior to the close of said general meeting of shareholders, the Number of Shares Granted after adjustment shall become applicable on the day following the close of said general meeting of shareholders and thereafter.

In addition to the above, if the Bank undergoes a merger, company split, share exchange, or the like after the allotment date that makes it necessary to adjust the Number of Shares Granted, the board of directors of the Bank may make necessary adjustments to the Number of Shares Granted.

3.	Paid-in amount of the stock acquisition rights

The paid-in amount of the stock acquisition rights shall be the fair appraisal value of each share of stock option calculated by the Black-Scholes model multiplied by the Number of Shares Granted on the date the stock acquisition rights are granted.

Instead of paying the paid-in amount, the person to whom the stock acquisition right is granted (the “Stock Acquisition Rights Holder”) shall set off with compensation receivable from the Bank.

4.	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon the exercise of a stock acquisition right shall be one yen per share that will be issued or transferred by exercising the stock acquisition right, multiplied by the Number of Shares Granted.

5.	Matters relating to stated capital and capital reserves that will be increased when shares are issued following the exercise of stock acquisition rights
(1)	The amount of capital to be increased when shares are issued upon exercise of stock acquisition rights shall be half the amount of the upper limit for an increase in capital or the like that is calculated in accordance with Article 17, Paragraph 1 of the Regulations on Corporate Accounting. Should any amount be less than one yen, it shall be rounded up to the nearest yen.
(2)	The amount of capital reserve to be increased when shares are issued upon the exercise of stock acquisition rights shall be the upper limit for an increase in capital or the like described in the preceding subparagraph (1) less the amount of increased capital specified in the preceding subparagraph (1).

6.	Allotment Date of the stock acquisition rights

July 23, 2019

7.	Exercisable period of the stock acquisition rights

Shall be from July 24, 2019 to July 23, 2049.

However, if the last day of the exercisable period falls on a holiday of the Bank, the preceding business day shall be the last day.

8.	Terms of exercising stock acquisition rights
(1)	The Stock Acquisition Rights Holder may only exercise stock acquisition rights all together within 10 days from the day following the day of losing a position as either a director or executive officer of the Bank (if the 10th day falls on a holiday, by the following business day).
(2)	If the Stock Acquisition Rights Holder dies, the heir of the Stock Acquisition Rights Holder may exercise the stock acquisition rights only up to the day when one year has passed from the day following the day when the decedent died.

Share Transfer Plan Appendix 2-(7)-1

9.	Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Bank’s board of directors is required to acquire stock acquisition rights by transfer.

10.	Provisions for acquisition of stock acquisition rights
(1)	If stock acquisition rights become unable to be exercised due to the provisions of 8. above or the stock acquisition rights allotment agreement before the Stock Acquisition Rights Holder exercises the stock acquisition rights, the Bank may acquire the stock acquisition rights free of charge.
(2)	If any of the following proposals (a), (b), (c), (d) or (e) is approved at a general meeting of shareholders of the Bank (or, if a resolution of the general meeting of shareholders is not required, the proposal is approved by the board of directors of the Bank) the Bank may acquire stock acquisition rights free of charge on the date separately determined by the board of directors of the Bank.
(a)	Proposal for approval of merger agreement in which the Bank becomes an absorbed company;
(b)	Proposal for approval of a company split agreement or split plan in which the Bank becomes a split company;
(c)	Proposal for approval of share exchange agreement or share transfer plan in which the Bank becomes a wholly-owned subsidiary;
(d)	Proposal for approval of amendment of the Articles of Incorporation which stipulates that the approval of the Bank is required for the acquisition of the shares by transfer as the content of all shares issued by the Bank; or
(e)	Proposal for approval of amendment of the Articles of Incorporation which provides that approval of the Bank is required for the acquisition by transfer of the class of shares that is the object of the stock acquisition rights as the content of that class of shares, or that the Bank will acquire all of the shares of this type by a resolution of a general meeting of shareholders.

11.	Matters concerning delivery of stock acquisition rights in conjunction with reorganization activities

If the Bank undergoes a merger (limited only to situations where the Bank dissolves through merger), absorption-type company split (kyushu-bunkatsu) or incorporation-type company split (in both cases limited only to situations where the Bank becomes a split company), or share exchange or share transfer (in both cases limited only to situations where the Bank becomes a wholly owned subsidiary) (collectively the “Reorganization Activities”), stock acquisition rights to corporations listed in the Companies Act, Article 236, Paragraph 1, Item 8, a) through e) (the “Companies Subject to Reorganization”) shall be delivered to each Stock Acquisition Rights Holder who holds stock acquisition rights remaining (the “Remaining Stock Acquisition Rights”) immediately prior to the effective date (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date a company under consolidation merger is established; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date a company under incorporation-type company split is established; for share exchange, the date the share is exchange takes effect; and for share transfer, the date a wholly owning parent company under share transfer is established; the same shall apply hereunder) of the Reorganization Activities. However, this shall apply only when the delivery of stock acquisition rights of the Companies Subject to Reorganization is set forth in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan in accordance with each of the following items:

(1)	The number of stock acquisition rights of the Companies Subject to Reorganization to be granted

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each Stock Acquisition Rights holder.

(2)	The class of shares to be issued or transferred upon exercise of the stock acquisition rights of the Companies Subject to Reorganization

Shall be common stocks of the Companies Subject to Reorganization.

(3)	The number of shares to be issued or transferred upon exercise of stock acquisition rights of the Companies Subject to Reorganization

Shall be determined in accordance with 2. above after taking into consideration the terms of Reorganization Activities.

(4)	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon exercise of stock acquisition rights to be delivered shall be the amount determined by the post-reorganization exercise price below multiplied by the number of shares subject to the stock acquisition rights as determined in (3) above. Post-reorganization exercise price shall be one yen per share of Companies Subject to Reorganization that can be issued upon the exercise of stock acquisition rights.

(5)	Exercisable period of the Stock Acquisition Rights

The exercisable period shall be from the later of the start date of the exercisable period of stock acquisition rights as set forth in 7. above and the effective date of the Reorganization Activities to the expiration date of the exercisable period of stock acquisition rights as set forth in 7. above.

(6)	The amount of capital and capital reserves to be increased in the case of issuance of shares upon the exercise of stock acquisition rights

Shall be decided in accordance with 5. above.

(7)	Restrictions on acquisition of stock acquisition rights by transfer

Approval by a resolution of the board of directors of the Companies Subject to Reorganization is required to acquire stock acquisition rights by transfer.

(8)	Terms of exercising stock acquisition rights

The terms shall be decided in accordance with 8. above.

(9)	Provisions for acquisition of stock acquisition rights

The terms shall be decided in accordance with 10. above.

12.	Arrangement for fractions of less than one share that arise upon exercising stock acquisition rights

Any fraction less than one share in the number of shares issued upon exercising stock acquisition rights shall be disregarded.

End

Share Transfer Plan Appendix 2-(7)-2

Seventh stock acquisition rights of Juroku Financial Group, Inc.

1.	Name of the stock acquisition rights

Seventh stock acquisition rights of Juroku Financial Group, Inc.

2.	Class and quantity of shares underlying the stock acquisition rights

The type of shares for which the stock acquisition rights are intended shall be the common stock of the Company, and the number of shares for the purpose of each stock acquisition right (the “Number of Shares Granted”) shall be 10.

Additionally, after the day of the allotment of the stock acquisition rights (the “Allotment Date”) in 6. below, if the Company conducts a stock split for its common shares (including allotment of common shares without contribution; hereinafter the same for stock splits) or in the event of reverse stock split, the Number of Shares Granted shall be adjusted according to the following formula. However, such adjustment should be made only to the number of shares for stock acquisition rights not yet exercised at this time, with any fractions less than one share after adjustment discarded.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment x ratio of stock split or reverse stock split

The Number of Shares Granted after adjustment in the case of a stock split shall be applied after the day following the record date of the stock split (or if no record date is determined, then the effective date), or in the case of a reverse stock split, after the effective date of the said reverse stock split. However, if a stock split is made under the condition that a proposal to increase the capital or the reserve by reducing the surplus shall be approved at the Company’s general meeting of shareholders, and if the record date of such stock split is set for a day prior to the close of said general meeting of shareholders, the Number of Shares Granted after adjustment shall become applicable on the day following the close of said general meeting of shareholders and thereafter.

In addition to the above, if the Company undergoes a merger, company split, share exchange, or the like after the allotment date that makes it necessary to adjust the Number of Shares Granted, the board of directors of the Company may make necessary adjustments to the Number of Shares Granted.

3． Paid-in amount of the stock acquisition rights

Payment of money not required.

4.	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon the exercise of a stock acquisition right shall be one yen per share that will be issued or transferred by exercising the stock acquisition right, multiplied by the Number of Shares Granted.

5.	Matters relating to stated capital and capital reserves that will be increased when shares are issued following the exercise of stock acquisition rights
(1)	The amount of capital to be increased when shares are issued upon exercise of stock acquisition rights shall be half the amount of the upper limit for an increase in capital or the like that is calculated in accordance with Article 17, Paragraph 1 of the Regulations on Corporate Accounting. Should any amount be less than one yen, it shall be rounded up to the nearest yen.
(2)	The amount of capital reserve to be increased when shares are issued upon the exercise of stock acquisition rights shall be the upper limit for an increase in capital or the like described in the preceding subparagraph (1) less the amount of increased capital specified in the preceding subparagraph (1).

6.	Allotment Date of the stock acquisition rights

October 1, 2021

7.	Exercisable period of the stock acquisition rights

Shall be from October 1, 2021 to July 23, 2049.

However, if the last day of the exercisable period falls on a holiday of the Company, the preceding business day shall be the last day.

8.	Terms of exercising stock acquisition rights
(1)	The Stock Acquisition Rights Holder may only exercise stock acquisition rights all together within 10 days from the day following the day of losing a position as a director or executive officer of the Company or a director or executive officer of The Juroku Bank, Ltd. (if the 10th day falls on a holiday, by the following business day).
(2)	If the Stock Acquisition Rights Holder dies, the heir of the Stock Acquisition Rights Holder may exercise the stock acquisition rights only up to the day when one year has passed from the day following the day when the decedent died.

Share Transfer Plan Appendix 2-(7)-2

9.	Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Company’s board of directors is required to acquire stock acquisition rights by transfer.

10.	Provisions for acquisition of stock acquisition rights
(1)	If stock acquisition rights become unable to be exercised due to the provisions of 8. above or the stock acquisition rights allotment agreement before the Stock Acquisition Rights Holder exercises the stock acquisition rights, the Company may acquire the stock acquisition rights free of charge.
(2)	If any of the following proposals (a), (b), (c), (d) or (e) is approved at a general meeting of shareholders of the Company (or, if a resolution of the general meeting of shareholders is not required, the proposal is approved by the board of directors of the Company) the Company may acquire stock acquisition rights free of charge on the date separately determined by the board of directors of the Company.
(a)	Proposal for approval of merger agreement in which the Company becomes an absorbed company;
(b)	Proposal for approval of a company split agreement or split plan in which the Company becomes a split company;
(c)	Proposal for approval of share exchange agreement or share transfer plan in which the Company becomes a wholly-owned subsidiary;
(d)	Proposal for approval of amendment of the Articles of Incorporation which stipulates that the approval of the Company is required for the acquisition of the shares by transfer as the content of all shares issued by the Company; or
(e)	Proposal for approval of amendment of the Articles of Incorporation which provides that approval of the Company is required for the acquisition by transfer of the class of shares that is the object of the stock acquisition rights as the content of that class of shares, or that the Company will acquire all of the shares of this type by a resolution of a general meeting of shareholders.

11.	Matters concerning delivery of stock acquisition rights in conjunction with reorganization activities

If the Company undergoes a merger (limited only to situations where the Company dissolves through merger), absorption-type company split (kyushu-bunkatsu) or incorporation-type company split (in both cases limited only to situations where the Company becomes a split company), or share exchange or share transfer (in both cases limited only to situations where the Company becomes a wholly owned subsidiary) (collectively the “Reorganization Activities”), stock acquisition rights to corporations listed in the Companies Act, Article 236, Paragraph 1, Item 8, a) through e) (the “Companies Subject to Reorganization”) shall be delivered to each Stock Acquisition Rights Holder who holds stock acquisition rights remaining (the “Remaining Stock Acquisition Rights”) immediately prior to the effective date (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date a company under consolidation merger is established; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date a company under incorporation-type company split is established; for share exchange, the date the share is exchange takes effect; and for share transfer, the date a wholly owning parent company under share transfer is established; the same shall apply hereunder) of the Reorganization Activities. However, this shall apply only when the delivery of stock acquisition rights of the Companies Subject to Reorganization is set forth in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan in accordance with each of the following items:

(1)	The number of stock acquisition rights of the Companies Subject to Reorganization to be granted

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each Stock Acquisition Rights holder.

(2)	The class of shares to be issued or transferred upon exercise of the stock acquisition rights of the Companies Subject to Reorganization

Shall be common stocks of the Companies Subject to Reorganization.

(3)	The number of shares to be issued or transferred upon exercise of stock acquisition rights of the Companies Subject to Reorganization

Shall be determined in accordance with 2. above after taking into consideration the terms of Reorganization Activities.

(4)	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon exercise of stock acquisition rights to be delivered shall be the amount determined by the post-reorganization exercise price below multiplied by the number of shares subject to the stock acquisition rights as determined in (3) above. Post-reorganization exercise price shall be one yen per share of Companies Subject to Reorganization that can be issued upon the exercise of stock acquisition rights.

(5)	Exercisable period of the Stock Acquisition Rights

The exercisable period shall be from the later of the start date of the exercisable period of stock acquisition rights as set forth in 7. above and the effective date of the Reorganization Activities to the expiration date of the exercisable period of stock acquisition rights as set forth in 7. above.

(6)	The amount of capital and capital reserves to be increased in the case of issuance of shares upon the exercise of stock acquisition rights

Shall be decided in accordance with 5. above.

(7)	Restrictions on acquisition of stock acquisition rights by transfer

Approval by a resolution of the board of directors of the Companies Subject to Reorganization is required to acquire stock acquisition rights by transfer.

(8)	Terms of exercising stock acquisition rights

The terms shall be decided in accordance with 8. above.

(9)	Provisions for acquisition of stock acquisition rights

The terms shall be decided in accordance with 10. above.

12.	Arrangement for fractions of less than one share that arise upon exercising stock acquisition rights

Any fraction less than one share in the number of shares issued upon exercising stock acquisition rights shall be disregarded.

End

Share Transfer Plan Appendix 2-(8)-1

Eighth stock acquisition rights of The Juroku Bank, Ltd.

1.	Name of the stock acquisition rights

Eighth stock acquisition rights of The Juroku Bank, Ltd.

2.	Class and quantity of shares underlying the stock acquisition rights

The type of shares for which the stock acquisition rights are intended shall be the common stock of the Bank, and the number of shares for the purpose of each stock acquisition right (the “Number of Shares Granted”) shall be 10.

Additionally, after the day of the allotment of the stock acquisition rights (the “Allotment Date”) in 6. below, if the Bank conducts a stock split for its common shares (including allotment of common shares without contribution; hereinafter the same for stock splits) or in the event of reverse stock split, the Number of Shares Granted shall be adjusted according to the following formula. However, such adjustment should be made only to the number of shares for stock acquisition rights not yet exercised at this time, with any fractions less than one share after adjustment discarded.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment x ratio of stock split or reverse stock split

The Number of Shares Granted after adjustment in the case of a stock split shall be applied after the day following the record date of the stock split (or if no record date is determined, then the effective date), or in the case of a reverse stock split, after the effective date of the said reverse stock split. However, if a stock split is made under the condition that a proposal to increase the capital or the reserve by reducing the surplus shall be approved at the Bank’s general meeting of shareholders, and if the record date of such stock split is set for a day prior to the close of said general meeting of shareholders, the Number of Shares Granted after adjustment shall become applicable on the day following the close of said general meeting of shareholders and thereafter.

In addition to the above, if the Bank undergoes a merger, company split, share exchange, or the like after the allotment date that makes it necessary to adjust the Number of Shares Granted, the board of directors of the Bank may make necessary adjustments to the Number of Shares Granted.

3.	Paid-in amount of the stock acquisition rights

The paid-in amount of the stock acquisition rights shall be the fair appraisal value of each share of stock option calculated by the Black-Scholes model multiplied by the Number of Shares Granted on the date the stock acquisition rights are granted.

Instead of paying the paid-in amount, the person to whom the stock acquisition right is granted (the “Stock Acquisition Rights Holder”) shall set off with compensation receivable from the Bank.

4.	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon the exercise of a stock acquisition right shall be one yen per share that will be issued or transferred by exercising the stock acquisition right, multiplied by the Number of Shares Granted.

5.	Matters relating to stated capital and capital reserves that will be increased when shares are issued following the exercise of stock acquisition rights
(1)	The amount of capital to be increased when shares are issued upon exercise of stock acquisition rights shall be half the amount of the upper limit for an increase in capital or the like that is calculated in accordance with Article 17, Paragraph 1 of the Regulations on Corporate Accounting. Should any amount be less than one yen, it shall be rounded up to the nearest yen.
(2)	The amount of capital reserve to be increased when shares are issued upon the exercise of stock acquisition rights shall be the upper limit for an increase in capital or the like described in the preceding subparagraph (1) less the amount of increased capital specified in the preceding subparagraph (1).

6.	Allotment Date of the stock acquisition rights

July 22, 2020

7.	Exercisable period of the stock acquisition rights

Shall be from July 23, 2020 to July 22, 2050.

However, if the last day of the exercisable period falls on a holiday of the Bank, the preceding business day shall be the last day.

8.	Terms of exercising stock acquisition rights
(1)	The Stock Acquisition Rights Holder may only exercise stock acquisition rights all together within 10 days from the day following the day of losing a position as either a director or executive officer of the Bank (if the 10th day falls on a holiday, by the following business day).
(2)	If the Stock Acquisition Rights Holder dies, the heir of the Stock Acquisition Rights Holder may exercise the stock acquisition rights only up to the day when one year has passed from the day following the day when the decedent died.

Share Transfer Plan Appendix 2-(8)-1

9.	Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Bank’s board of directors is required to acquire stock acquisition rights by transfer.

10.	Provisions for acquisition of stock acquisition rights
(1)	If stock acquisition rights become unable to be exercised due to the provisions of 8. above or the stock acquisition rights allotment agreement before the Stock Acquisition Rights Holder exercises the stock acquisition rights, the Bank may acquire the stock acquisition rights free of charge.
(2)	If any of the following proposals (a), (b), (c), (d) or (e) is approved at a general meeting of shareholders of the Bank (or, if a resolution of the general meeting of shareholders is not required, the proposal is approved by the board of directors of the Bank) the Bank may acquire stock acquisition rights free of charge on the date separately determined by the board of directors of the Bank.
(a)	Proposal for approval of merger agreement in which the Bank becomes an absorbed company;
(b)	Proposal for approval of a company split agreement or split plan in which the Bank becomes a split company;
(c)	Proposal for approval of share exchange agreement or share transfer plan in which the Bank becomes a wholly-owned subsidiary;
(d)	Proposal for approval of amendment of the Articles of Incorporation which stipulates that the approval of the Bank is required for the acquisition of the shares by transfer as the content of all shares issued by the Bank; or
(e)	Proposal for approval of amendment of the Articles of Incorporation which provides that approval of the Bank is required for the acquisition by transfer of the class of shares that is the object of the stock acquisition rights as the content of that class of shares, or that the Bank will acquire all of the shares of this type by a resolution of a general meeting of shareholders.

11.	Matters concerning delivery of stock acquisition rights in conjunction with reorganization activities

If the Bank undergoes a merger (limited only to situations where the Bank dissolves through merger), absorption-type company split (kyushu-bunkatsu) or incorporation-type company split (in both cases limited only to situations where the Bank becomes a split company), or share exchange or share transfer (in both cases limited only to situations where the Bank becomes a wholly owned subsidiary) (collectively the “Reorganization Activities”), stock acquisition rights to corporations listed in the Companies Act, Article 236, Paragraph 1, Item 8, a) through e) (the “Companies Subject to Reorganization”) shall be delivered to each Stock Acquisition Rights Holder who holds stock acquisition rights remaining (the “Remaining Stock Acquisition Rights”) immediately prior to the effective date (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date a company under consolidation merger is established; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date a company under incorporation-type company split is established; for share exchange, the date the share is exchange takes effect; and for share transfer, the date a wholly owning parent company under share transfer is established; the same shall apply hereunder) of the Reorganization Activities. However, this shall apply only when the delivery of stock acquisition rights of the Companies Subject to Reorganization is set forth in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan in accordance with each of the following items:

(1)	The number of stock acquisition rights of the Companies Subject to Reorganization to be granted

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each Stock Acquisition Rights holder.

(2)	The class of shares to be issued or transferred upon exercise of the stock acquisition rights of the Companies Subject to Reorganization

Shall be common stocks of the Companies Subject to Reorganization.

(3)	The number of shares to be issued or transferred upon exercise of stock acquisition rights of the Companies Subject to Reorganization

Shall be determined in accordance with 2. above after taking into consideration the terms of Reorganization Activities.

(4)	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon exercise of stock acquisition rights to be delivered shall be the amount determined by the post-reorganization exercise price below multiplied by the number of shares subject to the stock acquisition rights as determined in (3) above. Post-reorganization exercise price shall be one yen per share of Companies Subject to Reorganization that can be issued upon the exercise of stock acquisition rights.

(5)	Exercisable period of the Stock Acquisition Rights

The exercisable period shall be from the later of the start date of the exercisable period of stock acquisition rights as set forth in 7. above and the effective date of the Reorganization Activities to the expiration date of the exercisable period of stock acquisition rights as set forth in 7. above.

(6)	The amount of capital and capital reserves to be increased in the case of issuance of shares upon the exercise of stock acquisition rights

Shall be decided in accordance with 5. above.

(7)	Restrictions on acquisition of stock acquisition rights by transfer

Approval by a resolution of the board of directors of the Companies Subject to Reorganization is required to acquire stock acquisition rights by transfer.

(8)	Terms of exercising stock acquisition rights

The terms shall be decided in accordance with 8. above.

(9)	Provisions for acquisition of stock acquisition rights

The terms shall be decided in accordance with 10. above.

12.	Arrangement for fractions of less than one share that arise upon exercising stock acquisition rights

Any fraction less than one share in the number of shares issued upon exercising stock acquisition rights shall be disregarded.

End

Share Transfer Plan Appendix 2-(8)-2

Eighth stock acquisition rights of Juroku Financial Group, Inc.

1.	Name of the stock acquisition rights

Eighth stock acquisition rights of Juroku Financial Group, Inc.

2.	Class and quantity of shares underlying the stock acquisition rights

The type of shares for which the stock acquisition rights are intended shall be the common stock of the Company, and the number of shares for the purpose of each stock acquisition right (the “Number of Shares Granted”) shall be 10.

Additionally, after the day of the allotment of the stock acquisition rights (the “Allotment Date”) in 6. below, if the Company conducts a stock split for its common shares (including allotment of common shares without contribution; hereinafter the same for stock splits) or in the event of reverse stock split, the Number of Shares Granted shall be adjusted according to the following formula. However, such adjustment should be made only to the number of shares for stock acquisition rights not yet exercised at this time, with any fractions less than one share after adjustment discarded.

Number of Shares Granted after adjustment = Number of Shares Granted before adjustment x ratio of stock split or reverse stock split

The Number of Shares Granted after adjustment in the case of a stock split shall be applied after the day following the record date of the stock split (or if no record date is determined, then the effective date), or in the case of a reverse stock split, after the effective date of the said reverse stock split. However, if a stock split is made under the condition that a proposal to increase the capital or the reserve by reducing the surplus shall be approved at the Company’s general meeting of shareholders, and if the record date of such stock split is set for a day prior to the close of said general meeting of shareholders, the Number of Shares Granted after adjustment shall become applicable on the day following the close of said general meeting of shareholders and thereafter.

In addition to the above, if the Company undergoes a merger, company split, share exchange, or the like after the allotment date that makes it necessary to adjust the Number of Shares Granted, the board of directors of the Company may make necessary adjustments to the Number of Shares Granted.

3． Paid-in amount of the stock acquisition rights

Payment of money not required.

4.	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon the exercise of a stock acquisition right shall be one yen per share that will be issued or transferred by exercising the stock acquisition right, multiplied by the Number of Shares Granted.

5.	Matters relating to stated capital and capital reserves that will be increased when shares are issued following the exercise of stock acquisition rights
(1)	The amount of capital to be increased when shares are issued upon exercise of stock acquisition rights shall be half the amount of the upper limit for an increase in capital or the like that is calculated in accordance with Article 17, Paragraph 1 of the Regulations on Corporate Accounting. Should any amount be less than one yen, it shall be rounded up to the nearest yen.
(2)	The amount of capital reserve to be increased when shares are issued upon the exercise of stock acquisition rights shall be the upper limit for an increase in capital or the like described in the preceding subparagraph (1) less the amount of increased capital specified in the preceding subparagraph (1).

6.	Allotment Date of the stock acquisition rights

October 1, 2021

7.	Exercisable period of the stock acquisition rights

Shall be from October 1, 2021 to July 22, 2050.

However, if the last day of the exercisable period falls on a holiday of the Company, the preceding business day shall be the last day.

8.	Terms of exercising stock acquisition rights
(1)	The Stock Acquisition Rights Holder may only exercise stock acquisition rights all together within 10 days from the day following the day of losing a position as a director or executive officer of the Company or a director or executive officer of The Juroku Bank, Ltd. (if the 10th day falls on a holiday, by the following business day).
(2)	If the Stock Acquisition Rights Holder dies, the heir of the Stock Acquisition Rights Holder may exercise the stock acquisition rights only up to the day when one year has passed from the day following the day when the decedent died.

Share Transfer Plan Appendix 2-(8)-2

9.	Restrictions on acquisition of stock acquisition rights by transfer

The approval of the Company’s board of directors is required to acquire stock acquisition rights by transfer.

10.	Provisions for acquisition of stock acquisition rights
(1)	If stock acquisition rights become unable to be exercised due to the provisions of 8. above or the stock acquisition rights allotment agreement before the Stock Acquisition Rights Holder exercises the stock acquisition rights, the Company may acquire the stock acquisition rights free of charge.
(2)	If any of the following proposals (a), (b), (c), (d) or (e) is approved at a general meeting of shareholders of the Company (or, if a resolution of the general meeting of shareholders is not required, the proposal is approved by the board of directors of the Company) the Company may acquire stock acquisition rights free of charge on the date separately determined by the board of directors of the Company.
(a)	Proposal for approval of merger agreement in which the Company becomes an absorbed company;
(b)	Proposal for approval of a company split agreement or split plan in which the Company becomes a split company;
(c)	Proposal for approval of share exchange agreement or share transfer plan in which the Company becomes a wholly-owned subsidiary;
(d)	Proposal for approval of amendment of the Articles of Incorporation which stipulates that the approval of the Company is required for the acquisition of the shares by transfer as the content of all shares issued by the Company; or
(e)	Proposal for approval of amendment of the Articles of Incorporation which provides that approval of the Company is required for the acquisition by transfer of the class of shares that is the object of the stock acquisition rights as the content of that class of shares, or that the Company will acquire all of the shares of this type by a resolution of a general meeting of shareholders.

11.	Matters concerning delivery of stock acquisition rights in conjunction with reorganization activities

If the Company undergoes a merger (limited only to situations where the Company dissolves through merger), absorption-type company split (kyushu-bunkatsu) or incorporation-type company split (in both cases limited only to situations where the Company becomes a split company), or share exchange or share transfer (in both cases limited only to situations where the Company becomes a wholly owned subsidiary) (collectively the “Reorganization Activities”), stock acquisition rights to corporations listed in the Companies Act, Article 236, Paragraph 1, Item 8, a) through e) (the “Companies Subject to Reorganization”) shall be delivered to each Stock Acquisition Rights Holder who holds stock acquisition rights remaining (the “Remaining Stock Acquisition Rights”) immediately prior to the effective date (for an absorption-type merger, the date the absorption-type merger takes effect; for a consolidation-type merger, the date a company under consolidation merger is established; for an absorption-type company split, the date the absorption-type company split takes effect; for an incorporation-type company split, the date a company under incorporation-type company split is established; for share exchange, the date the share is exchange takes effect; and for share transfer, the date a wholly owning parent company under share transfer is established; the same shall apply hereunder) of the Reorganization Activities. However, this shall apply only when the delivery of stock acquisition rights of the Companies Subject to Reorganization is set forth in the absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan in accordance with each of the following items:

(1)	The number of stock acquisition rights of the Companies Subject to Reorganization to be granted

The same number as the number of the Remaining Stock Acquisition Rights held by holders of stock acquisition rights shall be delivered to each Stock Acquisition Rights holder.

(2)	The class of shares to be issued or transferred upon exercise of the stock acquisition rights of the Companies Subject to Reorganization

Shall be common stocks of the Companies Subject to Reorganization.

(3)	The number of shares to be issued or transferred upon exercise of stock acquisition rights of the Companies Subject to Reorganization

Shall be determined in accordance with 2. above after taking into consideration the terms of Reorganization Activities.

(4)	Value of assets contributed upon exercise of stock acquisition rights

The value of assets contributed upon exercise of stock acquisition rights to be delivered shall be the amount determined by the post-reorganization exercise price below multiplied by the number of shares subject to the stock acquisition rights as determined in (3) above. Post-reorganization exercise price shall be one yen per share of Companies Subject to Reorganization that can be issued upon the exercise of stock acquisition rights.

(5)	Exercisable period of the Stock Acquisition Rights

The exercisable period shall be from the later of the start date of the exercisable period of stock acquisition rights as set forth in 7. above and the effective date of the Reorganization Activities to the expiration date of the exercisable period of stock acquisition rights as set forth in 7. above.

(6)	The amount of capital and capital reserves to be increased in the case of issuance of shares upon the exercise of stock acquisition rights

Shall be decided in accordance with 5. above.

(7)	Restrictions on acquisition of stock acquisition rights by transfer

Approval by a resolution of the board of directors of the Companies Subject to Reorganization is required to acquire stock acquisition rights by transfer.

(8)	Terms of exercising stock acquisition rights

The terms shall be decided in accordance with 8. above.

(9)	Provisions for acquisition of stock acquisition rights

The terms shall be decided in accordance with 10. above.

12.	Arrangement for fractions of less than one share that arise upon exercising stock acquisition rights

Any fraction less than one share in the number of shares issued upon exercising stock acquisition rights shall be disregarded.

End

Attached Documents Business Report For the 246th Fiscal Year Juroku Bank Initiatives 15th Medium-Term Management Plan In April 2020, the Bank commenced the 15th Medium-Term Management Plan, entitled "Engagement to the Future." In fiscal year 2020, the first period of the plan, we achieved the numerical target of both Net income (consolidated) and Adjusted OHR (non-consolidated) for fiscal year 2022, the last period of the plan. 15th Medium-Term Management Engagement to the Future Engagement to the future Long-term vision To be a comprehensive financial group that creates the future of the region together and achieves sustainable growth together Juroku Bank Vision Customers Local Community with Officers / employees Shareholders and investors 3 reforms Let's say Operation process/channel reform Restructuring of business process Construction of optimal channels Let's Listen Human resources/organization reform Supporting the success of each employee Advance Group management structure Let's think Business reform Implementation of in-depth consulting Execution of responsibilities towards sustainable development in the region Engagement cycle Let's act Numerical targets Net income (consolidated) Adjusted OHR (non-consolidated) FY2022(target) (Yen)12.0 billion Around 67% Performance of 2019 (Yen)12.8 billion 67.18% Performance of 2020 (Yen)14.7 billion 65.38% Long-term targets ROE (consolidated) Capital adequacy ratio (consolidated) 5% or more 10% or more Performance of 2019 3.65% 9.27% Performance of 2020 3.98% 9.93% 1 2021/05/05 15:36 $FOLDER; 1page (Tess 1.50(64) 20200401(on201812)_02

Business Report Response to the COVID-19 Pandemic Engagement with customers and the region Amid the outbreak of COVID-19, the Group has made ensuring the health and safety of our customers and our officers and employees the top priority, and we have implemented a variety of plans and make every effort for the region and our customers more than ever. We have provided prompt support to customers impacted or damaged by COVID-19 mainly in terms of engagement in financing. In addition, we set up an "Ask Anything Consultation Service," accessible even during Golden Week, and responded to various inquiries from local businesses and people who have taken out loans, regardless of whether there are any transactions to be made. (The status of support or financing) The number of transactions of loans related to the COVID-19 The amount of the loans related to the COVID-19 (the above which the amount of interest free loans) The number of transactions which the terms was changed due to the COVID-19 (mortgages) The amount of loans, the terms of which was changed due to the COVID-19 (mortgages) 11,491 (Yen)300.6 billion (Yen)181.7 billion 316 (Yen)4.4 billion (as of the end of 2021) We supported the Citrus Ribbon Project, which aims to eliminate discrimination and prejudice out of COVID-19, and life with smiles. In addition, in order to resolve mask shortages at medical institutions, we donated 12,000 surgical masks stocked in the Bank Group Company to Gifu Hospital Association. 12,000 medical masks donated to the Gifu Hospital Association Supporting the Citrus Ribbon Project 2 2021/05/05 15:36 $FOLDER; 2page (Tess 1.50(64) 20200401(on201812)_02)

Leveraging our collective strengths on a Group basis Cooperation with "The Juroku Tokai Tokyo Securities Co., Ltd." The Juroku Tokai Tokyo Securities Co., Ltd.'s balance of customer assets under at the end of March 2021 increased by (Yen)76.3 billion from the commencement of operations in June 2019 to (Yen)170 billion. We will continue to make effort to provide high-quality financial products and services that meet customer needs through cooperation between the banking and securities businesses. 11,000 10,000 9,000 8,000 7,000 10,000 8,727 937 7,789 19/6 13,000 8,972 1,028 7,944 20/3 17,000 10,035 1,700 8,335 21/3 20,000 11,000 2,000 9,000 20,000 15,000 10,000 5,000 0 Establishment of NOBUNAGA Capital Village Co., Ltd. On April 1, 2021, NOBUNAGA Capital Village Co., Ltd., a wholly-owned subsidiary of the Bank, was established as a company specializing in investment, and commenced its operations. Through investments in corporate venture capital, which invests in startups which will brings synergies with regional economies and financial, and regional venture capital, which invests in "future leaders in the region", we will support the next generation of people and companies, and contribute to the creation of a sustainable society by creating new businesses in the region. 3 2021/05/05 15:36 $FOLDER; 3page (Tess 1.50(64) 20200401(on201812)_02)

Business Report Initiatives toward Sustainable Development Goals (SDGs) Aiming to achieve a sustainable society together Under the "Juroku Bank Group SDGs Declaration" established in February 2020, the Group is working to promote SDGs, contributing to the creation of the future of the region and working together to realize a sustainable society together. In July 2020, We have introduced a community support vehicle and emergency disaster countermeasure vehicles so that we can provide financial services to the extent possible in the event of a disaster. We are making efforts to meet our responsibilities as part of a local social infrastructure.. In November 2020, we held the "SDGs Festival in Nagoya Marunouchi" in collaboration with partners such as Tokio Marine and Nichido Fire Insurance Co., Ltd. to foster the momentum of SDGs in the region. 4 2021/05/05 15:36 $FOLDER; 4page (Tess 1.50(64) 20200401(on201812)_02)

Matters Concerning the Current Status of the Bank 1 Progress and results of the business, etc. a. Main businesses As the core company of a comprehensive financial group with Gifu and Aichi prefectures as its main business base, the Bank is engaged in the deposit business, lending business, securities investment business, domestic and foreign exchange business, and so forth. In addition to over-the-counter sales of investment trusts and insurance and financial product brokerage, we are also actively engaged in solution operations centered on business matching, business succession and MandA, and overseas expansion to meet the increasingly diverse needs of our customers. b. Financial and economic environment The Japanese economy remained in a difficult situation during the current fiscal year with severe restrictions on social and economic activities due to the impact of the COVID-19 global pandemic, but there were some signs of recovery. In the corporate sector, capital investment was restrained due to declining profits and uncertainty about the future of the global economy, but with the resumption of economic activities in each country, automobile-related exports recovered and production recovered to an increasing trend. In the household budget sector, employment and income conditions remained weak, and although personal consumption showed signs of recovery after the first state of emergency was lifted, consumption of services fell as a result of the second and third waves of the pandemic and announcement of the second state of emergency. Although there have been continued movements to curb capital investment in both Gifu and Aichi prefectures, which make up the main business base of the Bank, there were signs of resilience such as exports and production returning to an increasing trend mainly in the automobile industry. In the household budget sector, personal consumption showed signs of recovery amid continued weakness in employment and income conditions, but consumption of services such as lodging and dining fell with the suspension of the "Go To Travel" campaign to stimulate tourist demand at the end of last year and announcement of the second state of emergency at the beginning of this year. c. Progress and results of the business In such a financial and economic environment, the Bank commenced the 15th Medium-Term Management Plan "Engagement to the Future" in April 2020, and is engaged in the following initiatives in order to realize the long-term vision for the 150th anniversary of our founding in 2027 of becoming a "comprehensive financial group that creates the future of the region together and achieves sustainable growth together." (Response to the COVID-19 pandemic) In response to the COVID-19 pandemic, we set up an "Ask Anything Consultation Service," accessible even during Golden Week, and responded to various inquiries from local businesses and people who have taken out loans, regardless of whether there are any transactions to be made. Each branch has also been working closely with people in the region affected by COVID-19, asking ourselves "Is there anything we can do, right now?" Such efforts are disseminated and shared within the bank as "Engagement News," with approximately 790 such engagements as of the end of March 2021. 5

Business Report In February 2021, we joined in supporting the Citrus Ribbon Project, aimed at eliminating discrimination and prejudice caused by COVID-19 in communities, homes, and workplaces and promoting a life full of smiles, and are working to help create a compassionate society. (Operation process/channel reform) The Wallet+ app for smartphones, which started service in December 2019, exceeded 100,000 downloads in March 2021 at a rate significantly higher than initially expected thanks to efforts to improve customer convenience, such as the implementation of various features. In August 2020 we implemented "concentrated call reception" in which business-use smartphones are lent to all employees, including short-time workers, and the call center receives calls to branches from customers. In addition, by making efforts to reform operation through the use of digital applications, such as installing an application that allows voice input of the content of meetings with customers on business-use smartphones to reduce time spent creating meeting records, we are creating more time to connect with customers. (Group diversification strategy) In April 2020, Juroku Tokai Tokyo Securities Co., Ltd. opened its Head Office Business Division Nagoya Branch as the first new business base in Aichi Prefecture. It is located within the Bank's Nagoya building on the same floor as PLAZA JUROKU Nagoya Branch, which specializes in providing consulting services concerning asset management and succession. Together they serve as a base for cooperation between the banking and securities businesses to respond to customers seeking consultation on asset management. (Enhancement of retail services) The Juroku Will Substitute Trust "Souzoku Anshintaku," which the Bank started offering in October 2019, is gradually expanding the number of bequest donation partners, with 46 organizations as of the end of March 2021. In April 2020, in response to customer needs in the areas of inheritance and asset succession, we started offering the Juroku Calendar Year Gift Trust "Zouyo Rakuchintaku," which supports smooth asset succession during life. 6

(Providing optimal solutions for businesses) In the areas of business succession and MandA, we are striving to develop human resources so that all officers and employees can acquire the knowledge required to solve problems with management succession, and are providing support mainly through our Business Succession Support Office to address the concerns of business owners in cooperation with the Successor Human Resources Bank operated by the public consultation desk Gifu Prefecture Business Succession Support Center. In December 2020, in an effort to support our customers' development of new overseas businesses, we started offering the Juroku Crossborder View which provides online consultation opportunities with the Bank's overseas staff for our customers as well as videos related to overseas business edited by the Bank's overseas staff. (Initiatives toward SDGs) Under the Juroku Bank Group SDGs Declaration announced in February 2020, the Bank aims to contribute to the creation of the future of the region and realize a sustainable society together by promoting SDGs throughout the Group. With natural disasters occurring one after another in various parts of Japan in recent years, in July 2020 we introduced one community support vehicle (nicknamed "16BANK ENGAGEMENT BUS") and two emergency disaster countermeasure vehicles (nicknamed "16CHARGE No. 1 and 2") to provide financial services to the extent possible in the event of a disaster. Immediately after their introduction, they were dispatched to areas impacted by torrential rain, and we are making efforts to meet our responsibility as part of the local social infrastructure by participating in events such as disaster prevention drills. In November 2020, we held the "SDGs Festival in Nagoya Marunouchi" in collaboration with partners such as Tokio Marine and Nichido Fire Insurance Co., Ltd. to foster the momentum of SDGs in the region. 7

Business Report (Network of offices) With regard to offices, the Sakurayama Branch was relocated to a temporary location in June 2020 due to the reconstruction of the branch. In addition, as part of the review of the offices network, the Seihonmachi Branch Office in November 2020, the Ikeshita Branch in December 2020, and the Softopia Japan Branch Office in January 2021 were relocated to nearby branches in an office-within-office format. As a result, the number of offices at the end of the current fiscal year was 149 domestic branches, 12 branch offices, 1 ancillary business office, and 4 overseas representative offices. There are also 16 loan service centers that provide consultation services regarding mortgages and so forth, and 239 ATMs located outside bank facilities. The ATM network offers free mutual access with 15 financial institutions including MUFJ Bank, The Bank of Nagoya, The Hyakugo Bank, Aichi Bank, JA Bank Gifu, and six credit unions in Gifu Prefecture. We also have alliances with Seven Bank, E-net, Lawson Bank, AEON Bank, and Japan Post Bank. In the first year of the 15th Medium-Term Management Plan, all officers and employees worked diligently on these measures with the support of our shareholders and customers, and as a result, the business results for the current year are as follows. (Deposits, etc. (including CDs), loans) As a "comprehensive financial group that creates the future of the region together and achieves sustainable growth together," we have endeavored to provide high-quality customer-oriented services tailored to life events so that our customers and their families can achieve their dreams. The balance of deposits as of March 31, 2021 increased by (Yen)454.1 billion year on year to (Yen)6,137.8 billion, mainly due to an increase in personal and corporate deposits. In addition, as a result of responding to the diverse needs of individual customers with a wide range of products such as personal pension insurance and investment trusts, our balance of individual customer assets including deposits increased by (Yen)315 billion to (Yen)4,971.6 billion. With regard to loans, the balance increased by (Yen)133.1 billion year on year to (Yen)4,509.8 billion due to the proactively engaging in financing consultations with local customers amid the impact of COVID-19 and efforts in personal loans centered on mortgages. (Securities) With regard to securities, we have worked to manage appropriately under a basic policy of expanding total profit over the medium to long term by building a portfolio that maintains a balance between risk and return while flexibly responding to changes in market conditions. As a result, the balance of securities as of March 31, 2021 increased by (Yen)309.1 billion year on year to (Yen)1,572.1 billion. 8

(Profit and loss) Ordinary income increased by (Yen)2,394 million year on year to (Yen)79,066 million due to an increase in other business income. Ordinary expenses decreased by (Yen)1,599 million to (Yen)56,565 million due to a decrease in finance arrangement expenses and operating expenses. As a result, ordinary profit increased by (Yen)3,992 million year on year to (Yen)22,500 million, and net income increased by (Yen)1,373 million to (Yen)14,106 million. Ordinary income for the Group on a consolidated basis increased by (Yen)4,486 million year on year to (Yen)111,346 million, and consolidated ordinary expenses decreased by (Yen)624 million year on year to (Yen)86,738 million. As a result, consolidated ordinary profit increased by (Yen)5,111 million year on year to (Yen)24,608 million, and net income attributable to owners of the parent increased by (Yen)1,860 million to (Yen)14,722 million. The environment for financial institutions continues to be harsh due to the spread of COVID-19 in addition to the prolonged negative interest rate policy, but as a result of working on operations based on the 15th Medium-Term Management Plan, net income attributable to owners of the parent increased for the third consecutive year. 9

Business Report d. Issues for the Bank to address With no resolution to the COVID-19 pandemic yet , the Group has made ensuring the health and safety of our customers and our officers employees the top priority, and we will make every effort to provide to the extent possible the financial services needed by the region and our customers more than ever. With the recent response to COVID-19, not only our daily lives but also society as a whole is rapidly undergoing drastic changes. Furthermore, there are concerns about a future decrease in market size due to changes in the regional economy such as industrial structure and a decline in the number of companies due to issues with business succession and lack of successors, in addition to the declining and aging population. In this changing environment, in order for the Group to continue to exist in the region and grow together with the region, we must become one with the local communities and act with the motivation and attitude to make proactive contributions. In April 2020, the Group commenced the 15th Medium-Term Management Plan "Engagement to the Future." In this plan, we uphold the long-term vision towards our 150th anniversary in 2027 to be a "comprehensive financial group that creates the future of the region together and achieves sustainable growth together." To realize this vision, we will seek to shift our business model by implementing the three reforms of "business reform," "operation process/channel reform," and "human resources/organization reform" while working to create common values for the future of our customers and local communities. Furthermore, under the Juroku Bank Group SDGs Declaration established with the 15th Medium-Term Management Plan and the SDGs Promotion Office established in April 2021, the Bank aims to contribute to the creation of the future of the region and realize a sustainable society by promoting SDGs throughout the Group. In September 2020, we began deliberations on a transition to a holding company structure. In order for the Group to carry out its responsibilities for the sustainable growth of the region, we aim to expand the scope of business by entering new businesses and so forth, strengthen group cooperation by reforming the awareness and behavior of officers and employees, and further enhance governance. We are currently preparing for a transition in October 2021. By shifting to a holding company structure, the Group will establish a system that can respond quickly and flexibly to changes in the environment and realize the growth and affluence of our customers and the local community, which is stated as our mission in the Group's management philosophy, while improving the corporate value of the Group to meet the expectations of all stakeholders, including customers and shareholders. We would like to ask our shareholders for their continued support. 10

❷ Financial position and results

(Unit: million yen)

		FY2017	FY2018	FY2019	FY2020
Deposits		5,454,117	5,504,225	5,625,738	6,089,791
	Time and savings deposits	2,287,897	2,161,734	2,054,563	1,977,292
	Other	3,166,219	3,342,491	3,571,174	4,112,498
Corporate bonds		-	-	-	-
Loans		4,233,504	4,332,778	4,376,759	4,509,863
	Personal	1,538,107	1,635,242	1,720,048	1,804,890
	SMEs	1,725,701	1,672,828	1,589,838	1,641,261
	Other	969,696	1,024,708	1,066,873	1,063,712
Trading securities		530	378	407	290
Securities		1,304,633	1,350,520	1,262,956	1,572,153
	Government bonds	399,321	349,322	181,166	258,073
	Other	905,311	1,001,198	1,081,789	1,314,080
Total assets		6,039,751	6,317,155	6,421,725	7,176,495
Domestic exchange transaction volume		33,762,964	34,035,451	34,492,194	34,089,768
Foreign exchange transaction volume		(million dollars) 3,349	(million dollars) 3,635	(million dollars) 3,173	(million dollars) 2,908
Ordinary profit		12,226	14,606	18,508	22,500
Net income		9,333	9,977	12,733	14,106
Net profit per share		(yen) 249.71	(yen) 267.08	(yen) 340.78	(yen) 377.45

(Notes)1. Stated amounts are rounded down to the nearest unit.
2. As of October 1, 2017, shares were consolidated at a ratio of 1 share for every 10 shares of common stock. Net income per share is calculated on the assumption of the reverse stock split carried out at the beginning of FY2017.

11

Business Report (For reference) Corporate Group Financial Position and Results (Unit: million yen) Ordinary income Ordinary profit Net income attributable to owners of parent Total equity Total assets FY2017 104,744 13,934 9,901 361,252 6,096,568 FY2018 104,380 16,277 10,658 370,198 6,369,156 FY2019 106,860 19,497 12,862 366,403 6,472,453 FY2020 111,346 24,608 14,722 403,009 7,238,375 (Notes) 1. Stated amounts are rounded down to the nearest unit. 2. Part of the dividend income from insurance, which was previously included in "Other ordinary income," has been recorded in "Fees and commissions payments" and "Operating expenses" starting in FY2019, and is reclassified in the figures for FY2018. 12

Changes in Deposits, Loans, and Securities (Unit: million yen) Deposits Loans Securities 60,000 50,000 40,000 30,000 20,000 10,000 0 55,237 42,335 13,046 FY2017 55,798 43,327 13,505 FY2018 56,837 43,767 12,629 FY2019 61,378 45,098 15,721 FY2020 Changes in Ordinary Profit and Net Income (Unit: million yen) Ordinary Profit Net Income 25,000 20,000 15,000 10,000 5,000 0 12,226 9,333 FY2017 14,606 9,977 FY2018 18,508 12,733 FY2019 22,500 14,106 FY2020 13

Business Report

❸ Employee information

	End of current fiscal year
Number of employees	2,702
Average age	42 years 7 months
Average years of service	19 years 8 months
Average monthly salary	¥385,000

(Notes)1. Average age, average years of service, and average monthly salary are rounded down to the nearest unit.
2. Temporary and contract employees are not included in the number of employees.
3. Average monthly salary is the average monthly salary during March, excluding bonuses.

❹ Number of business offices, etc.

a. Number of offices

	End of current fiscal year	
	offices	of which, branch offices
Gifu	105	(11)
Aichi	53	(1)
Mie	1	(-)
Tokyo	1	(-)
Osaka	1	(-)
Total	161	(12)

(Note) In addition to the above, as of the end of the current fiscal year, there is 1 ancillary business office, 4 overseas representative offices, and 239 ATMs located outside bank facilities. In addition, there are 12,213 outside ATMs in collaboration with E-net participating banks, 23,820 in collaboration with Seven Bank and affiliated banks, and 13,448 in collaboration with Lawson Bank and affiliated banks.

b. New business offices this year

No applicable information.

(Note) In the current fiscal year, five new outside ATMs were installed. In addition, 132 outside ATMs were installed jointly with E-net participating banks, 928 jointly with Seven Bank and affiliated banks, and 414 jointly with Lawson Bank and affiliated banks.

c. List of bank agents

Name	Location of main office	Main business other than bank agency business
iBank marketing Co., Ltd.	6-27 Nishinakasu, Chuo-ku, Fukuoka City, Fukuoka	Information processing/information communication services

14

❺ State of capital expenditure

a. Total amount of capital expenditure

(Unit: million yen)

Total amount of	1,164

b. New installation of major facilities, etc.

No applicable information.

❻ Significant parent companies and subsidiaries, etc.

a. Parent company

No applicable information.

b. Subsidiaries, etc.

Name	Address	Main business	Stated capital	Voting rights ratio of subsidiaries, etc. owned by the Bank	Other
Juroku Business Service Co., Ltd.	34 Nakatakeya-cho, Gifu City	Administrative contract work	Million yen 10	% 100.00	-
Juroku Research Institute Co., Ltd.	7-12 Kandamachi, Gifu City	Investigation and research work	50	100.00	-
Juroku Tokai Tokyo Securities Co., Ltd.	7-12 Kandamachi, Gifu City	Financial instruments transaction business	3,000	60.00	-
Juroku Card Co., Ltd.	7-12 Kandamachi, Gifu City	Credit card services	55	49.77	-
Juroku Lease Co., Ltd.	7-12 Kandamachi, Gifu City	Leasing services	102	49.81	-
Juroku Computer Service Co., Ltd.	7-12 Kandamachi, Gifu City	Computer-related services	245	43.03	-
Juroku Credit Guarantee Co., Ltd.	7-12 Kandamachi, Gifu City	Credit guarantee services	58	49.83	-

(Notes)1. In addition to the above, NOBUNAGA Capital Village Co., Ltd.(100%-owned subsidiary) was established on April 1, 2021.
2. Stated capital of subsidiaries, etc. is rounded down to the nearest million yen.
3. Voting rights ratio of subsidiaries, etc. owned by the Bank is rounded down to the nearest hundredth of a percent.

15

Business Report Overview of important business alliances 1. A service known as ACS which enables automatic cash withdrawal and so forth through mutual use of ATMs is provided by a partnership of 62 regional banks. 2. A service known as MICS which enables automatic cash withdrawal and so forth through mutual use of ATMs is provided by a partnership of 62 regional banks, city banks, trust banks, member banks of the Second Regional Bank Association, credit unions, credit associations, agricultural and fishery cooperatives (including Norinchukin Bank and Shinren), and labor banks. 3. Chigin Network Service Co., Ltd. (CNS; a joint venture of 62 regional banks) provides various data transfer services such as general transfer, fund transfer, and deposit and withdrawal transaction details between business partners through data transmission. 7 Business transfer, etc. No applicable information. 8 Other important matters regarding the current state of the Bank No applicable information. 16

Matters Concerning Corporate Officers (Directors and Audit & Supervisory Board Members)

❶ Corporate officer information

(As of the end of FY2020)

Name	Position and responsibilities	Significant concurrent positions	Other
Yukio Murase	(Representative director) President and CEO	Chairman, The Gifu Chamber of Commerce and Industry	
Naoki Ikeda	(Representative director) Deputy president (Responsible for Secretariat and Corporate Administration Division)		
Kimio Hirose	Director and managing executive officer (Responsible for Enterprise Support and Operations Administration Divisions)		(Note)3
Yukiyasu Shiraki	Director and managing executive officer and chief general manager, Business Integration Division (Responsible for Business Integration, Personal Business, Corporate Business, Public Business, Aichi Business Divisions and Local Public Organization: Gifu Prefecture and Gifu City, Gifu)		(Note)4
Akihide Ishiguro	Director and managing executive officer (Responsible for Corporate Planning and Operational Reform Divisions)		(Notes)3, 4
Shin Mishima	Director and managing executive officer (Responsible for Risk Management, Treasury and Investment, and Internal Audit Divisions)		(Notes)3, 4
Yuji Kume	Director (Outside director)	Counselor, Toenec Corporation Outside director, Nagoya Stock Exchange, Inc.	(Note)1
Kikuo Asano	Director (Outside director)	President and representative director, Meiji Yasuda Real Estate Management Company Limited	(Note)1
Satoko Ito	Director (Outside director)	Outside director, Sekisui Jushi Corporation Outside auditor, Mitani Sangyo Co., Ltd.	(Note)1
Naohiko Ishikawa	Standing Audit & Supervisory Board Member		
Shunsuke Uchigashima	Standing Audit & Supervisory Board Member		
Shinji Ishihara	Audit & Supervisory Board Member (Outside Audit & Supervisory Board Member)	Managing partner, Ishihara Law Office Outside director (Audit & Supervisory Board Member), Otake Corporation Outside director, Yahagi Construction Co., Ltd.	(Note)1
Takuo Yoshikawa	Audit & Supervisory Board Member (Outside Audit & Supervisory Board Member)	Director and managing executive officer, Nagoya Railroad Co., Ltd. President and CEO, Meitetsu Property Co., Ltd. President and CEO, Meitetsu Management Service Co., Ltd.	(Note)1, 2

(Notes)1. Directors Mr. Yuji Kume, Mr. Kikuo Asano, and Ms. Satoko Ito as well as Audit & Supervisory Board Members Mr. Shinji Ishihara and Mr. Takuo Yoshikawa have been reported to the Tokyo Stock Exchange, Inc. and the Nagoya Stock Exchange, Inc. as Independent Officers.

17

Business Report 2. Audit and Supervisory Board Member Mr. Takuo Yoshikawa has considerable knowledge of finance and accounting, such as working in finance and accounting in the finance department at Nagoya Railroad Co., Ltd. 3. As of October 1, 2020, the positions and responsibilities of directors have changed as follows. Name Kimio Hirose Akihide Ishiguro Shin Mishima Position and responsibilities New Director and managing executive officer (Responsible for Enterprise Support and Operations Administration Divisions) Director and managing executive officer (Responsible for Corporate Planning and Operational Reform Divisions) Director and managing executive officer (Responsible for Risk Management, Treasury and Investment, and Internal Audit Divisions) Previous Director and managing executive officer (Responsible for Risk Management, Enterprise Support, Operations Administration, and Internal Audit Divisions) Director and managing executive officer (Responsible for Corporate Planning, Operational Reform, and Treasury and Investment Divisions) Director and executive officer and general manager, Operations Administration Division 4. As of April 1, 2021, the responsibilities of directors changed as follows. Name Yukiyasu Shiraki Akihide Ishiguro Shin Mishima Position and responsibilities New Director and managing executive officer and chief general manager, Business Support Division (Responsible for Business Support, Retail Business, Solutions Business, Regional Revitalization, Aichi Business Divisions and Local Public Organization: Gifu Prefecture and Gifu City, Gifu) Director and managing executive officer (Responsible for Corporate Planning and Digital Reform Divisions) Director and managing executive officer (Responsible for Risk Management, Market Operations, and Operational Audit Divisions) Previous Director and managing executive officer and chief general manager, Business Integration Division (Responsible for Business Integration, Personal Business, Corporate Business, Public Business, Aichi Business Divisions and Local Public Organization: Gifu Prefecture and Gifu City, Gifu) Director and managing executive officer (Responsible for Corporate Planning and Operational Reform Divisions) Director and managing executive officer (Responsible for Risk Management, Treasury and Investment, and Internal Audit Divisions) 18

5. The Bank has implemented an executive officer system. Executive officers (excluding those who also serve as directors) are as follows. Name Koichi Tokoro Etsuro Ono Shigeki Fujii Hiroaki Sugino Tsutomu Niimi Hirokazu Kusui Eiji Kodama Masayasu Toyoda Fumitaka Yoshimura Daisuke Sawada Position Managing executive officer Managing executive officer Executive officer Executive officer Executive officer Executive officer Executive officer Executive officer Executive officer Executive officer Responsibilities General manager, Aichi Business Division and deputy general manager, Business Integration Division Deputy general manager, Business Integration Division General manager, Head Office Business Division General manager, Ogaki Branch General manager, Enterprise Support Division General manager, Corporate Administration Division General manager, Corporate Planning Division General manager, Nagoya Business Division General manager, Okazaki Branch General manager, Operations Administration Division 19

Business Report

❷ Corporate officer remuneration, etc.

① Total amount of remuneration, etc. for directors and Audit & Supervisory Board Members

(Unit: million yen)

Officer category	Total amount of remuneration, etc.	Total amount by type of remuneration, etc.			Number of officers
		Fixed remuneration (fixed amount of remuneration)	Performance-linked remuneration	Share remuneration-type stock options	
Director (of which, outside directors)	353 (16)	243 (16)	90 (-)	20 (-)	10 (3)
Audit & Supervisory Board Member (of which, outside Audit & Supervisory Board Members)	48 (9)	48 (9)	- (-)	- (-)	6 (3)

(Note) The above includes remuneration, etc. for one director and two Audit & Supervisory Board Members (including one outside Audit & Supervisory Board Member) who resigned at the conclusion of the 245th Ordinary General Meeting of Shareholders held on June 19, 2020.

② Matters concerning performance-linked remuneration, etc.

Performance-linked remuneration is aimed at increasing motivation to contribute to improving business performance each year, and is paid within the amount shown in the following table using net income as a performance indicator, separately from fixed remuneration. Changes in net income including the current fiscal year are shown in "1. Matters Concerning the Current Status of the Bank (2) Financial position and results."

<Performance-linked remuneration standards>

Net income level	Remuneration standard
¥2 billion or less	-
Over ¥2 billion up to ¥4 billion	¥30 million
Over ¥4 billion up to ¥6 billion	¥40 million
Over ¥6 billion up to ¥8 billion	¥50 million
Over ¥8 billion up to ¥10 billion	¥60 million
Over ¥10 billion up to ¥12 billion	¥70 million
Over ¥12 billion up to ¥14 billion	¥80 million
Over ¥14 billion up to ¥16 billion	¥90 million
Over ¥16 billion	¥100 million

20

3 Details of share remuneration-type stock options Share remuneration-type stock options strengthen the motivation to contribute to improving medium- to long-term performance and corporate value by allowing directors to share the benefits of rising stock prices and the risks of falling stock prices of shares of the Bank with shareholders. Allotment is made for the purpose of further raising shareholder-focused management awareness. The details of the share remuneration-type stock options are as follows. Number of stock acquisition rights Class and quantity of shares underlying the stock acquisition rights Value of assets contributed upon exercise of stock acquisition rights Exercise period for stock acquisition rights Terms of exercising stock acquisition rights Restrictions on transferring the stock acquisition rights Matters concerning acquisition of stock acquisition rights 1,174 Common shares; 11,740 shares (Yen)1 per share From July 23, 2020 through July 22, 2050 a. The stock acquisition rights holder may only exercise stock acquisition rights all together within 10 days from the day following the day of losing a position as either a director or executive officer of the Bank (if the 10th day falls on a holiday, by the following business day). b. If the stock acquisition rights holder dies, the heir of the stock acquisition rights holder may exercise the stock acquisition right only up to the day when one year has passed from the day following the day when the decedent died. The approval of the Bank's Board of Directors is required to acquire stock acquisition rights by transfer. a. If the stock acquisition rights cannot be exercised due to the terms of exercise and the like, the Bank may acquire the stock acquisition rights free of charge before the exercise of the rights. b. If the Bank becomes an absorbed company in a merger and the like, the Bank may acquire the stock acquisition rights free of charge. 4 Matters concerning general meetings of shareholders resolutions regarding remuneration, etc. of directors and Audit and Supervisory Board Members Based on the resolution at the 238th Ordinary General Meeting of Shareholders held on June 27, 2013, remuneration for directors shall consist of three components: (a) fixed remuneration to be paid monthly according to roles and responsibilities; (b) performance-linked remuneration to be paid according to the performance of a single fiscal year; and (c) share remuneration-type stock options to boost morale and motivation to improve corporate value over the medium- to long-term and raise stock prices. (There are 11 directors related to this resolution as of the end of the general meeting of shareholders.) Furthermore, remuneration for Audit and Supervisory Board Members is limited to fixed remuneration in order to enhance neutrality and independence. (There are 4 Audit and Supervisory Board Members related to this resolution as of the end of the general meeting of shareholders.) a. It has been resolved that fixed remuneration for directors is limited to (Yen)330 million per year. It has been resolved that fixed remuneration for Audit and Supervisory Board Members is limited to (Yen)80 million per year. b. It has been resolved that performance-linked remuneration will be paid within the amount shown in the table in 2 above, separately from fixed remuneration. c. It has been resolved that for share remuneration-type stock options, stock acquisition rights will be allotted within the range of (Yen)80 million per year and a total of 4,000 stock acquisition rights as the upper limit for one year, separately from fixed remuneration and performance-linked remuneration. The type and number of shares for which the option is intended is limited to 40,000 shares of the Bank's common stock for one year, and the number of shares for per each stock acquisition right is 10. (For the type and number of shares for which the option is intended, the number of shares is stated in consideration of the 1-for-10 reverse stock split carried out on October 1, 2017.) 21

Business Report 5 Policy on determining the details of individual remuneration, etc. for directors a. Method of determining the details of individual remuneration, etc. for directors At the Board of Directors meeting held on November 11, 2015, the Bank resolved the Policy on Determination of Remuneration for Directors ("Determination Policy") as a policy based on the Basic Policy on Corporate Governance. b. Overview of the Determination Policy The Board of Directors decides the remuneration, etc. of directors after consulting with the Management Advisory Council in order to ensure the transparency, fairness, and objectivity of remuneration within the amount resolved at the general meeting of shareholders. The remuneration, etc. of directors other than outside directors shall be appropriate for directors who are fully able exercise the functions of business execution and management supervision, and in addition to fixed remuneration paid according to their roles and responsibilities, performance-linked remuneration to function as a sound incentive for the Bank's sustainable growth and share remuneration-type stock option to increase morale and motivation for medium- to long-term enhancement of corporate value may be provided. Outside directors will not be paid performance-linked remuneration or share remuneration-type stock options in consideration of the management oversight function of an external person. c. Reason the Board of Directors determined that the details of individual director remuneration, etc. for the current fiscal year is in line with the Determination Policy: The Board consulted with the Management Advisory Council regarding the content of individual remuneration for directors in order to ensure the transparency, fairness, and objectivity of remuneration, and judges that the remuneration, etc. is in accordance with the Determination Policy since it is suitable for on the role and responsibility of the directors. 3 Agreement limiting liability Name Yuji Kume Kikuo Asano Satoko Ito Shinji Ishihara Takuo Yoshikawa Overview of agreements limiting liability Agreements have been executed regarding liability for damages based on Article 423, Paragraph 1 of the Companies Act such that if there is good faith and no gross negligence in performing the duties, the amount stipulated in Article 425, Paragraph 1, Item 1(c) of the Companies Act shall be the maximum liability amount. 22

4 Indemnity agreements No applicable information. 5 Matters concerning liability insurance agreements for officers, etc. No applicable information. Matters Concerning Outside Officers 1 Concurrent positions and other circumstances of outside officers Name (Outside director) Yuji Kume (Outside director) Kikuo Asano (Outside director) Satoko Ito (Outside Audit and Supervisory Board Member) Shinji Ishihara (Outside Audit and Supervisory Board Member) Takuo Yoshikawa Concurrent positions and other circumstances Counselor, Toenec Corporation Outside director, Nagoya Stock Exchange, Inc. President and representative director, Meiji Yasuda Real Estate Management Company Limited Outside director, Sekisui Jushi Corporation Outside auditor, Mitani Sangyo Co., Ltd. Managing partner, Ishihara Law Office Outside director (Audit and Supervisory Committee Member), Otake Corporation Outside director, Yahagi Construction Co., Ltd. Director and managing executive officer, Nagoya Railroad Co., Ltd. President and CEO, Meitetsu Property Co., Ltd. President and CEO, Meitetsu Management Service Co., Ltd. (Note) There is no special relationship between the Bank and other corporations, etc., in which outside officers concurrently serve. There are lending transactions between the Bank and Toenec Corporation, Yahagi Construction Co., Ltd., and Nagoya Railroad Co., Ltd. under the same conditions as general transactions. 23

Business Report

❷ Main activities of outside officers

Name	Term of office	Attendance at the Board of Directors and Audit & Supervisory Board	Remarks and other activities at the Board of Directors and the Audit & Supervisory Board
(Outside director) Yuji Kume	June 22, 2018 to March 31, 2021	Attended all 13 of the 13 meetings of the Board of Directors held this fiscal year.	Based on his abundant experience as a manager in a private company and his wide range of insight, he provided opinions and advice on proposals, reports, etc. that were useful in management. In addition, by serving as the chair of the Personnel Advisory Committee, which deliberates on personnel matters and the like for executives of the Bank, and as a member of the Remuneration Advisory Committee, which deliberates on remuneration, he worked to supervise management from an independent and objective standpoint by attending all committee meetings (three times) for the relevant fiscal year.
(Outside director) Kikuo Asano	June 21, 2019 to March 31, 2021	Attended all 13 of the 13 meetings of the Board of Directors held this fiscal year.	Based on his abundant experience and wide-ranging insight in the financial field, he provided useful opinions and advice on management. In addition, by serving as a member of the Personnel Advisory Committee, which deliberates on personnel matters for executives of the Bank, and as chair of the Remuneration Advisory Committee, which deliberates on remuneration, he worked to supervise management from an independent and objective standpoint by attending all committee meetings (three times) for the relevant fiscal year.
(Outside director) Satoko Ito	June 19, 2020 to March 31, 2021	Attended all 10 meetings of the Board of Directors held during her term of office out of the 13 meetings held this fiscal year.	Based on her abundant experience and wide-ranging insight as an information news program anchorperson and university professor, she provides opinions and advice useful in management. In addition, by serving as a member of the Personnel Advisory Committee, which deliberates on personnel matters for executives of the Bank, and as a member of the Remuneration Advisory Committee, which deliberates on remuneration, she worked to supervise management from an independent and objective standpoint by attending two of the three committee meetings for the relevant fiscal year.
(Outside Audit & Supervisory Board Member) Shinji Ishihara	June 22, 2018 to March 31, 2021	Attended all 13 of the 13 meetings of the Board of Directors held in the current fiscal year and all 13 of the 13 meetings of the Audit & Supervisory Board held in the current fiscal year.	Based on his abundant experience as a lawyer, his wide range of knowledge, and his high level of insight, he conducted an accurate and fair audit of the legality of the execution of duties by directors, and provided opinions and advice useful in management. In addition, at the Audit & Supervisory Board meeting, he made remarks on the establishment and maintenance of the Bank's compliance system from a professional standpoint as a lawyer.
(Outside Audit & Supervisory Board Member) Takuo Yoshikawa	June 19, 2020 to March 31, 2021	Attended all 10 meetings of the Board of Directors held during his term of office out of the 13 meetings held this fiscal year, and all 9 meetings of the Audit & Supervisory Board held during his term of office out of the 13 meetings held this fiscal year.	Based on his abundant experience and wide-ranging insight in core management operations such as finance and human resources at a private company, he conducted an accurate and fair audit of the legality of execution of duties by directors, and provided opinions and advice useful in management. In addition, at the Audit & Supervisory Board meeting, he made remarks on the establishment and maintenance of the Bank's compliance system from the perspective of a private company manager.

24

3 Outside officer remuneration, etc. (Unit: million yen) Total remuneration, etc. Number of people paid 6 Remuneration, etc. from the Bank 26 Remuneration, etc. from parents, etc. of the Bank - (Note) The above includes one Audit and Supervisory Board Member who resigned at the conclusion of the 245th Ordinary General Meeting of Shareholders held on June 19, 2020. 4 Opinions of outside officers No applicable information. 25

Business Report

Matters Concerning the Shares of the Bank

❶ Number of shares

Total number of authorized shares	46,000 thousand shares
Total number of issued shares	37,924 thousand shares

(Note) The number of shares is rounded down to the nearest thousand shares.

❷ Number of shareholders at the end of the current fiscal year

20,532

❸ Major shareholders

Name of shareholder	Investment in the Bank	
	Number of shares held	Shareholding ratio
The Master Trust Bank of Japan (Trust)	thousand shares 1,959	% 5.24
Custody Bank of Japan, Ltd. (Trust)	1,865	4.99
Juroku Bank Employee Stockholding Association	1,157	3.09
MUFG Bank, Ltd.	1,019	2.72
Fuji Baking Group	959	2.56
Meiji Yasuda Life Insurance Company	925	2.47
Sompo Japan Insurance Inc.	863	2.31
Tokio Marine & Nichido Fire Insurance Co., Ltd.	592	1.58
Seino Holdings Co., Ltd.	559	1.49
The Bank of Nagoya, Ltd.	534	1.43

(Notes)1. Number of shares held is rounded down to the nearest thousand shares.
2. The shareholding ratio is calculated by deducting treasury shares (551 thousand shares) and rounded down to the nearest hundredth of a percent.

❹ Shares held by officers

There are no shares of the Bank delivered to officers by the Bank during the current fiscal year.

26

Matters Concerning the Accounting Auditor 1 Accounting auditor status (Unit: million yen) Name Deloitte Touche Tohmatsu LLC Designated limited liability employee Hiroyuki Sonou Designated limited liability employee Haruhisa Suzuki Designated limited liability employee Yoshihiro Ishihara Remuneration, etc. for the relevant fiscal year 67 Other (Reason the Audit and Supervisory Board agreed to Article 399, Paragraph 1 of the Companies Act regarding remuneration, etc.) The Audit and Supervisory Board confirmed and examined whether the contents of the audit plan of the accounting auditor, the status of job performance, the basis for estimating the audit fee, etc. were appropriate, and as a result, agreed on the amount of the accounting auditor's fee. (Contents of non-audit work with consideration) - Advising on assessing impact of CVA, etc. (Notes)1. The total amount of monetary and other asset benefits payable to the above audit corporation by the Bank, its subsidiaries, and subsidiary corporations, etc. is (Yen)82 million. 2. Because the amounts of audit fees for audit services pursuant to the Company Act and audit services pursuant to the Financial Instruments and Exchange Act are not clearly distinguished in the audit agreement between the Bank and the accounting auditor, and it is not practically possible to distinguish them, audit fees pursuant the Financial Instruments and Exchange Act are included in "Compensation for the relevant fiscal year." 2 Agreement limiting liability No applicable information. 3 Indemnity agreements No applicable information. 4 Other matters concerning the accounting auditor Policy for determining the dismissal or non-reappointment of the accounting auditor The Audit and Supervisory Board will dismiss the accounting auditor, subject to the unanimous consent of the Audit and Supervisory Board Members, if it determines that there is cause for dismissal as stipulated in Article 340, Paragraph 1 of the Companies Act and there is no prospect of improvement. In addition to the above, if it is deemed difficult for the accounting auditor to carry out an appropriate audit, content will be determined for a proposal regarding the dismissal or non-reappointment of the accounting auditor to be submitted to the general meeting of shareholders. Matters Concerning the Accounting Advisor No applicable information. 27

Financial Statements

Non-consolidated Balance Sheet at the end of the 246th Period (as of March 31, 2021)

(Unit: million yen)

Item	Amount
(Assets)	
Cash and due from banks	944,717
Cash	62,332
Deposits	882,384
Trading securities	290
Trading government bonds	263
Trading municipal bonds	27
Money held in trust	7,011
Securities	1,572,153
Government bonds	258,073
Municipal bonds	480,453
Corporate bonds	291,087
Shares	160,813
Other securities	381,726
Loans	4,509,863
Bills discounted	11,765
Loans on bills	93,957
Loans on deeds	4,065,286
Overdrafts	338,854
Foreign exchanges	7,986
Due from foreign banks	7,033
Foreign bills bought	501
Foreign bills receivable	451
Other assets	76,756
Domestic exchange settlement account, debit	251
Prepaid expenses	289
Accrued income	3,800
Initial margins of futures markets	1,477
Derivatives	6,569
Cash collateral paid for financial instruments	1,602
Other assets	62,765
Premises and equipment	54,756
Buildings	10,533
Land	41,039
Construction in progress	4
Other premises and equipment	3,178
Intangible assets	5,290
Software	2,100
Software-related temporary account	358
Goodwill	2,385
Other intangible assets	446
Prepaid pension costs	6,723
Customers' liabilities for acceptances and guarantees	14,443
Reserve for possible loan losses	△23,496
Total assets	7,176,495

Item	Amount
(Liabilities)	
Deposits	6,089,791
Current deposits	445,586
Ordinary deposits	3,448,475
Savings deposits	99,017
Deposits at notice	40,894
Time deposits	1,977,292
Other deposits	78,523
Negotiable certificates of deposit	48,100
Payables under repurchase agreements	126,700
Payables under securities lending transactions	29,671
Borrowed money	445,092
Borrowings from other banks	445,092
Foreign exchanges	1,089
Foreign bills sold	816
Foreign bills payable	273
Other liabilities	24,540
Domestic exchange settlement account, credit	153
Income taxes payable	5,020
Accrued expenses	937
Deferred income	1,752
Deposits received from employees	2,534
Derivatives	9,791
Cash collateral received for financial instruments	2,164
Asset retirement obligations	203
Other liabilities	1,982
Provision for bonuses	1,110
Provision for retirement benefits	6,079
Provision for reimbursement of deposits	633
Provision for contingent loss	640
Deferred tax liabilities	16,895
Deferred tax liabilities for land revaluation	6,546
Acceptances and guarantees	14,443
Total liabilities	6,811,335
(Net assets)	
Stated capital	36,839
Capital surplus	47,827
Capital reserves	47,815
Other capital surplus	11
Retained earnings	209,773
Legal retained earnings	20,154
Other retained earnings	189,619
Reserve for advanced depreciation of noncurrent assets	0
General reserve	172,700
Retained earnings brought forward	16,919
Treasury stock	△1,537
Total shareholders' equity	292,902
Valuation difference on available-for-sale securities	59,063
Deferred gains or losses on hedges	258
Land revaluation surplus	12,766
Valuation and translation adjustments	72,088
Stock acquisition rights	169
Total net assets	365,160
Total liabilities and net assets	7,176,495

28

Non-consolidated Statement of Income for the 246th Period (From April 1, 2020 to March 31, 2021)

(Unit: million yen)

Item	Amount	
Ordinary income		79,066
Interest income	51,287	
Interest on loans and discounts	38,725	
Interest and dividends on securities	12,115	
Interest on call loans	△0	
Interest on deposits with banks	350	
Other interest income	96	
Fees and commissions	15,511	
Fees and commissions on domestic and foreign exchanges	4,509	
Other fees and commissions	11,001	
Other operating income	5,953	
Gains on foreign exchange transactions	1,051	
Gains on sales of bonds	4,387	
Gains on redemption of bonds	15	
Income from derivatives	498	
Other ordinary income	6,313	
Recoveries of written off claims	0	
Gain on sales of stocks and other securities	5,429	
Gain on money held in trust	131	
Other ordinary income	752	
Ordinary expenses		56,565
Interest expenses	465	
Interest on deposits	375	
Interest on negotiable certificates of deposit	8	
Interest on call money	△7	
Interest on payables under repurchase agreements	△117	
Interest on payables under securities lending transactions	1	
Interest on borrowings and re-discounts	142	
Interest on interest swaps	40	
Other interest expenses	22	
Fees and commissions payments	5,612	
Fees and commissions on domestic and foreign exchanges	829	
Other fees and commissions	4,782	
Other operating expenses	4,368	
Loss on trading account securities transactions	3	
Loss on sales of bonds	2,497	
Loss on redemption of bonds	1,654	
Loss on devaluation of bonds	214	
Operating expenses	40,069	
Other ordinary expenses	6,049	
Provision for possible loan losses	3,892	
Losses on sales of stocks and other securities	877	
Losses on devaluation of stocks and other securities	2	
Other ordinary expenses	1,276	
Ordinary profit		22,500
Extraordinary losses		2,079
Loss on disposal of noncurrent assets	74	
Impairment loss	2,005	
Income before income taxes		20,420
Income taxes - current	7,369	
Income taxes - deferred	△1,055	
Total income taxes		6,313
Net income		14,106

29

Consolidated Financial Statements

Consolidated Balance Sheet at the end of the 246th Period (as of March 31, 2021)

(Unit: million yen)

Item	Amount	Item	Amount
(Assets)		(Liabilities)	
Cash and due from banks	947,015	Deposits	6,072,473
Trading securities	290	Negotiable certificates of deposit	28,100
Money held in trust	12,311	Payables under repurchase agreements	126,700
Securities	1,558,599	Payables under securities lending transactions	29,671
Loans	4,481,149	Borrowed money	467,151
Foreign exchanges	7,986	Foreign exchanges	1,089
Lease receivables and lease investment assets	57,217	Other liabilities	61,177
Other assets	104,968	Provision for bonuses	1,415
Premises and equipment	59,414	Provision for directors' bonuses	24
Buildings	10,907	Liability for retirement benefits	6,239
Land	43,327	Reserve for retirement benefits for directors	5
Construction in progress	4	Provision for reimbursement of deposits	633
Other premises and equipment	5,175	Provision for contingent loss	825
Intangible assets	7,582	Provision required under the Special Act	5
Software	2,422	Deferred tax liabilities	18,734
Software-related temporary account	358	Deferred tax liabilities for land revaluation	6,546
Goodwill	4,097	Acceptances and guarantees	14,571
Other intangible assets	703	Total liabilities	6,835,365
Assets for retirement benefits	12,428	(Net assets)	
Deferred tax assets	690	Stated capital	36,839
Customers' liabilities for acceptances and guarantees	14,571	Capital surplus	53,395
Reserve for possible loan losses	△25,852	Retained earnings	224,570
		Treasury stock	△1,537
		Total shareholders' equity	313,268
		Valuation difference on available-for-sale securities	59,290
		Deferred gains or losses on hedges	258
		Land revaluation surplus	12,766
		Accumulated adjustment for retirement benefits	3,993
		Total accumulated other comprehensive income	76,308
		Stock acquisition rights	169
		Non-controlling interests	13,263
		Total net assets	403,009
Total assets	7,238,375	Total liabilities and net assets	7,238,375

30

Consolidated Statement of Income for the 246th Period (From April 1, 2020 to March 31, 2021)

(Unit: million yen)

Item	Amount	
Ordinary income		111,346
Interest income	51,075	
Interest on loans and discounts	38,766	
Interest and dividends on securities	11,845	
Interest on call loans and bills bought	△0	
Interest on deposits with banks	350	
Other interest income	113	
Fees and commissions	21,244	
Other operating income	32,740	
Other ordinary income	6,286	
Recoveries of written off claims	2	
Other ordinary income	6,284	
Ordinary expenses		86,738
Interest expenses	536	
Interest on deposits	375	
Interest on negotiable certificates of deposit	7	
Interest on call money and bills sold	△7	
Interest on payables under repurchase agreements	△117	
Interest on payables under securities lending transactions	1	
Interest on borrowings and re-discounts	207	
Other interest expenses	68	
Fees and commissions payments	5,653	
Other operating expenses	27,542	
Operating expenses	46,808	
Other ordinary expenses	6,198	
Provision for possible loan losses	4,004	
Other ordinary expenses	2,193	
Ordinary profit		24,608
Extraordinary losses		2,083
Loss on disposal of noncurrent assets	75	
Impairment loss	2,005	
Transfer to reserve for financial products transaction liabilities	3	
Income before income taxes		22,524
Income taxes - current	8,108	
Income taxes - deferred	△939	
Total income taxes		7,169
Net income		15,355
Net income attributable to non-controlling interests		632
Net income attributable to owners of parent		14,722

31

Audit Report Certified Copy of Audit Report by Accounting Auditor Independent Auditor's Report May 11, 2021 To the Board of Directors of The Juroku Bank, Ltd. Deloitte Touche Tohmatsu LLC Nagoya Office Managing partner Managing partner Managing partner Certified public accountant Certified public accountant Certified public accountant Hiroyuki Sonou Haruhisa Suzuki Yoshihiro Ishihara Audit Opinion Based on the provisions of Article 436, Paragraph 2, Item 1 of the Companies Act, we have audited the financial statements of The Juroku Bank, Ltd. for the 246th Period from April 1, 2020 to March 31, 2021, which comprise the balance sheet as of March 31, 2021 and the statement of income and statement of changes in shareholders' equity for the year then ended, and notes to the financial statements and related supplementary schedules (collectively, the "Financial Statements"). In our opinion, the accompanying Financial Statements present fairly, in all material respects, the financial position and results of operations applicable to the period for which the Financial Statements were prepared in accordance with the standards of corporate accounting generally accepted in Japan. Basis for Audit Opinion We conducted our audit in accordance with auditing standards generally accepted in Japan. Our responsibilities under those standards are described in Auditor's Responsibilities for the Audit of the Financial Statements. We are independent of the company in accordance with the provisions of professional ethics in Japan and have fulfilled our other ethical responsibilities as auditors. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion. Responsibilities of Management and Audit and Supervisory Board Members and the Audit and Supervisory Board for the Financial Statements. Management is responsible for the preparation and fair presentation of the Financial Statements in accordance with accounting principles generally accepted in Japan. This includes establishing and operating internal controls that management deems necessary to enable the preparation and fair presentation of Financial Statements that are free from material misstatement, whether due to fraud or error. In preparing the Financial Statements, management is responsible for assessing whether their preparation is appropriate based on the premise of a going concern, and disclosing, if necessary, any matters related to a going concern in accordance with accounting principles generally accepted in Japan. Audit and Supervisory Board Members and the Audit and Supervisory Board are responsible for overseeing the Directors' execution of duties in the design and operation of the financial reporting process. Auditor's Responsibilities for the Audit of the Financial Statements Our responsibilities are to obtain reasonable assurance, based on our audit, about whether the Financial Statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion on the Financial Statements from an independent standpoint. Misstatements can arise by fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the decision-making of users of the Financial Statements. We exercise professional judgement throughout the auditing process in accordance with auditing standards generally accepted in Japan, and maintain professional skepticism in conducting the following. 32

o We identify and assess the risk of material misstatement, whether due to fraud or error, and design and perform audit procedures responsive to that risk. The procedures selected depend on the auditor's judgement. In addition, we obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. o Although the audit of the Financial Statements is not intended to express an opinion on the effectiveness of internal control, we examine internal controls concerning the audit when conducting the risk assessment in order to design appropriate audit procedures according to the situation. o We evaluate the adequacy of accounting policies and methods of application thereof adopted by management, as well as the reasonableness of accounting estimates made by management and the validity of relevant disclosures. o We conclude on the appropriateness of management's use of the going concern basis of accounting, and based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditor's report to the related disclosures in the Financial Statements, or, if such disclosures are inadequate, to modify our opinion. Our conclusions are based on the audit evidence obtained up to the date of our auditor's report. However, future events or conditions may cause the company to cease to continue as a going concern. o We evaluate whether the overall presentation and disclosures of the Financial Statements are in accordance with accounting principles generally accepted in Japan, as well as the overall presentation, structure, and content of the Financial Statements, including the disclosures, and whether the Financial Statements represent the underlying transactions and events in a manner that achieves fair presentation. We communicate with the Audit and Supervisory Board Members and the Audit and Supervisory Board regarding the planned scope and timing of the audit and significant findings, including any significant deficiencies in internal control that we identify during the audit, and any other matters required by auditing standards. We also provide Audit and Supervisory Board Members and the Audit and Supervisory Board with a statement that we have complied with relevant ethical requirements regarding independence in Japan, and communicate with them all matters that may be reasonably considered to affect the independence of the auditor, and if applicable, the details of any safeguards in place to eliminate or mitigate impediments. Relationship of Interest Our firm and its managing partners do not have any interest in the company which is required to be disclosed pursuant to the provisions of the Certified Public Accountants Act. End 33

Audit Report Certified Copy of Audit Report on the Consolidated Financial Statements by Accounting Auditor Independent Auditor's Report May 11, 20201 To the Board of Directors of The Juroku Bank, Ltd. Deloitte Touche Tohmatsu LLC Nagoya Office Managing partner Managing partner Managing partner Certified public accountant Certified public accountant Certified public accountant Hiroyuki Sonou Haruhisa Suzuki Yoshihiro Ishihara Audit Opinion Based on the provisions of Article 444, Paragraph 4 of the Companies Act, we have audited the consolidated financial statements of The Juroku Bank, Ltd. for the consolidated fiscal year from April 1, 2020 to March 31, 2021, which comprise the consolidated balance sheet as of March 31, 2021, the consolidated statement of income and consolidated statement of changes in shareholders' equity for the year then ended, and notes to the consolidated financial statements. In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the consolidated financial position and results of operations applicable to the period for which the consolidated financial statements were prepared for the corporate group comprising The Juroku Bank, Ltd. and its subsidiaries in accordance with the standards of corporate accounting generally accepted in Japan. Basis for Audit Opinion We conducted our audit in accordance with auditing standards generally accepted in Japan. Our responsibilities under those standards are described in Auditor's Responsibilities for the Audit of the Consolidated Financial Statements. We are independent of the company and its subsidiaries in accordance with the provisions of professional ethics in Japan and have fulfilled our other ethical responsibilities as auditors. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion. Responsibilities of Management and Audit and Supervisory Board Members and the Audit and Supervisory Board for the Consolidated Financial Statements Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in Japan. This includes establishing and operating internal controls that management deems necessary to enable the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error. In preparing the consolidated financial statements, management is responsible for assessing whether their preparation is appropriate based on the premise of a going concern, and disclosing, if necessary, any matters related to a going concern in accordance with accounting principles generally accepted in Japan. Audit and Supervisory Board Members and the Audit and Supervisory Board are responsible for overseeing the Directors' execution of duties in the design and operation of the financial reporting process. Auditor's Responsibilities for the Audit of the Consolidated Financial Statements Our responsibilities are to obtain reasonable assurance, based on our audit, about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion on the consolidated financial statements from an independent standpoint. Misstatements can arise by fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the decision-making of users of the consolidated financial statements. 34

We exercise professional judgement throughout the auditing process in accordance with auditing standards generally accepted in Japan, and maintain professional skepticism in conducting the following. o We identify and assess the risk of material misstatement, whether due to fraud or error, and design and perform audit procedures responsive to that risk. The procedures selected depend on the auditor's judgement. In addition, we obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. o Although the audit of the consolidated financial statements is not intended to express an opinion on the effectiveness of internal control, we examine internal controls concerning the audit when conducting the risk assessment in order to design appropriate audit procedures according to the situation. o We evaluate the adequacy of accounting policies and methods of application thereof adopted by management, as well as the reasonableness of accounting estimates made by management and the validity of relevant disclosures. o We conclude on the appropriateness of management's use of the going concern basis of accounting, and based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditor's report to the related disclosures in the consolidated financial statements, or, if such disclosures are inadequate, to modify our opinion. Our conclusions are based on the audit evidence obtained up to the date of our auditor's report. However, future events or conditions may cause the company to cease to continue as a going concern. o We evaluate whether the overall presentation and disclosures of the consolidated financial statements are in accordance with accounting principles generally accepted in Japan, as well as the overall presentation, structure, and content of the consolidated financial statements, including the disclosures, and whether the consolidated financial statements represent the underlying transactions and events in a manner that achieves fair presentation. o We obtain sufficient and appropriate audit evidence regarding the financial information of the company and its consolidated subsidiaries to express an opinion on the consolidated financial statements. We are responsible for the direction, supervision, and performance of the audit of the consolidated financial statements. We remain solely responsible for our audit opinion. We communicate with the Audit and Supervisory Board Members and the Audit and Supervisory Board regarding the planned scope and timing of the audit and significant findings, including any significant deficiencies in internal control that we identify during the audit, and any other matters required by auditing standards. We also provide Audit and Supervisory Board Members and the Audit and Supervisory Board with a statement that we have complied with relevant ethical requirements regarding independence in Japan, and communicate with them all matters that may be reasonably considered to affect the independence of the auditor, and if applicable, the details of any safeguards in place to eliminate or mitigate impediments. Relationship of Interest Our firm and its managing partners do not have any interest in the company or its consolidated subsidiaries which is required to be disclosed pursuant to the provisions of the Certified Public Accountants Act. End 35

Audit Report Certified Copy of Audit Report by Audit and Supervisory Board Audit Report The Audit and Supervisory Board hereby submits its audit report regarding the execution of duties by directors in the 246th period from April 1, 2020 to March 31, 2021, which has been prepared through discussions based on the audit reports prepared by each Audit and Supervisory Board Member. 1. Outline of auditing method applied by the Audit and Supervisory Board Members and the Audit and Supervisory Board (1) The Audit and Supervisory Board established the audit policy, allocation of duties, and other relevant matters, received reports from each Audit and Supervisory Board Member regarding the implementation of audits and results thereof, as well as reports from the directors, other relevant personnel, and the accounting auditor regarding their execution of duties, and sought explanations as necessary. (2) In conformity with the audit standards established by the Audit and Supervisory Board and in accordance with the audit policies, allocation of duties, etc., each Audit and Supervisory Board Member endeavored to communicate with the directors, internal audit division, and other relevant employees, and endeavored to collect information and improve the audit environment while conducting audits using the following methods. 1 We attended the meetings of the Board of Directors and other important meetings, received reports from directors and employees on the status of execution of their duties and requested explanations as necessary, inspected material decision-making documents, and examined the business and financial conditions at the head office and branch offices. We endeavored to communicate and exchange information with the directors and Audit and Supervisory Boards of subsidiaries, and received business reports from the subsidiaries as necessary. 2 We verified the contents of resolutions of the Board of Directors on the organization of the systems required to ensure that the execution of duties by directors described in the business report complied with laws and regulations and the Articles of Incorporation, and other systems to ensure the appropriateness of the operations of a corporate group comprising a Kabushiki Kaisha and its subsidiaries, as well as the state of the (internal control) system based on this resolution. Regarding internal control over financial reporting, we received the reports from directors and Deloitte Touche Tohmatsu LLC on the evaluation of internal control and their audit activities, calling for explanation when required. 3 We monitored and verified whether the accounting auditor maintained its independence and conducted appropriate audits, and we received reports from the accounting auditor regarding the performance of its duties and sought explanations as necessary. In addition, we received a notification from the accounting auditor that there is a system in place to ensure that its duties are performed properly, and requested explanations as necessary. Based on the above methods, we have reviewed the business report, its supplementary schedules, non-consolidated financial statements for the said fiscal year (balance sheet, statement of income, statement of changes in shareholders' equity and notes to non-consolidated financial statements), related supplementary schedules, and consolidated financial statements (consolidated balance sheet, consolidated statement of income, consolidated statement of changes in shareholders' equity, and notes to consolidated financial statements). 2.Results of audit (1) Results of audit of business report, etc. 1 We find that the business report and its supplementary schedules properly describe the status of the company in accordance with all relevant laws and regulations and with the company's Articles of Incorporation. 2 We find no misconduct or material fact in violation of laws and regulations or the company's Articles of Incorporation with respect to execution of duties by directors. 3 We find that the Board of Directors' resolutions with respect to the internal control systems are appropriate. We have found no specific matters to remark on with regard to the execution of duties by directors concerning the internal control systems, including internal control related to financial reporting. (2) Results of audit of financial statements and related supplementary schedules We find that the method and results of the audit by the accounting auditor, Deloitte Touche Tohmatsu LLC, are appropriate. (3) Results of audit of consolidated financial statements We find that the method and results of the audit by the accounting auditor, Deloitte Touche Tohmatsu LLC, are appropriate. May 12, 2021 The Juroku Bank, Ltd. Audit and Supervisory Board Standing Audit and Supervisory Board Member Standing Audit and Supervisory Board Member Outside Audit and Supervisory Board Member Outside Audit and Supervisory Board Member Naohiko Ishikawa Shunsuke Uchigashima Shinji Ishihara Takuo Yoshikawa End 36

Notes

Map to the Venue of the General Meeting of Shareholders Access Gifu Station Approximately 10 minutes on foot Meitetsu Gifu Station Approximately 2 minutes on foot Meitetsu Gifu Bus each stop Approximately 2-3 minutes on foot Location 8-26 Kandamachi, Gifu City 500-8516 The Juroku Bank, Ltd. Head Office 3F Conference Room TEL 058-265-2111 (main number) This year, we will suspend the distribution of souvenirs and provision of food and drink to shareholders. In order to avoid infection from COVID-19, we ask that you exercise your voting rights by mail or online in advance, and refrain from attending the general meeting of shareholders. Shareholders who appear to be in poor physical condition may be refused admission. In addition, you may be asked to refrain from entering the venue if the seating is full. If there is any major change in the holding or operation of this general meeting due to COVID-19 before the day of the event, we will inform you on our website (https://www.juroku.co.jp/). We use a universal design font that is easy to read. We use environmentally-friendly vegetable oil ink.